EXHIBIT 10.2

                                  KRONOS INTERNATIONAL, INC.



                          SECOND AMENDED AND RESTATED LOAN AGREEMENT



                                 Dated as of January 31, 1997



                                        DM 418,249,878



                                 HYPOBANK INTERNATIONAL S.A.

                                           as Agent



                                           and the

                                      BANKS NAMED HEREIN







                                              1

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
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                                       TABLE OF CONTENTS
                                                                                          Page

ARTICLE 1.  DEFINITIONS......................................................................4

ARTICLE 2.  THE FACILITY....................................................................38
        2.01   .............................................................................38
        2.02   .............................................................................40
        2.03   .............................................................................40
        2.04   .............................................................................40
        2.05   .............................................................................42
        2.06   .............................................................................42

ARTICLE 3.  PURPOSE OF THE LOAN.............................................................45

ARTICLE 4.  CONDITIONS PRECEDENT AND NOTICE OF BORROWING....................................45
        4.01   .............................................................................45
        4.02   .............................................................................49
        4.03   .............................................................................50
        4.04   .............................................................................50

ARTICLE 5.  INTEREST PERIODS................................................................50
        5.01   .............................................................................50
        5.02   .............................................................................50
        5.03   .............................................................................50
        5.04   .............................................................................51

ARTICLE 6.  INTEREST........................................................................51
        6.01   .............................................................................51
        6.02   .............................................................................51
        6.03   .............................................................................51
        6.04   .............................................................................51
        6.05   .............................................................................51

ARTICLE 7.  SUBSTITUTE BASIS................................................................52
        7.01   .............................................................................52
        7.02   .............................................................................52
        7.03   .............................................................................53
        7.04   .............................................................................54

ARTICLE 8.  PREPAYMENT......................................................................54
        8.01   .............................................................................54
        8.02   .............................................................................58

                                              ii

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        8.03   .............................................................................59

ARTICLE 9.  REPAYMENT.......................................................................59

ARTICLE 10.  EVIDENCE OF DEBT...............................................................60
        10.01  .............................................................................60
        10.02  .............................................................................60
        10.03  .............................................................................61

ARTICLE 11.  PAYMENTS.......................................................................61
        11.01  .............................................................................61
        11.02  .............................................................................62
        11.03  .............................................................................63
        11.04  .............................................................................63
        11.05  .............................................................................63
        11.06  .............................................................................64
        11.07  .............................................................................64
        11.08  .............................................................................64
        11.09  .............................................................................65

ARTICLE 12.  DEFAULT INTEREST AND INDEMNITY.................................................65
        12.01  .............................................................................65
        12.02  .............................................................................66
        12.03  .............................................................................66
        12.04  .............................................................................67

ARTICLE 13.  SET-OFF AND REDISTRIBUTION OF PAYMENTS.........................................67
        13.01  .............................................................................67
        13.02  .............................................................................68
        13.03  .............................................................................68
        13.04  .............................................................................68
        13.05  .............................................................................68

ARTICLE 14.  CHANGE OF CIRCUMSTANCES; ILLEGALITY;
                   RESERVE REQUIREMENTS.....................................................69
        14.01  Change of Circumstances......................................................69
        14.02  Illegality...................................................................70
        14.03  Reserve Requirements.........................................................71

ARTICLE 15.  REPRESENTATIONS AND WARRANTIES.................................................72
        15.01  Corporate Existence of Borrower and Subsidiaries.............................72
        15.02  Power and Authority of Borrower..............................................72
        15.03  Power and Authority of Pledgors and Guarantors...............................72

                                             iii

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        15.04  Rank of Indebtedness.........................................................73
        15.05  No Conditions to Performance and Enforceability..............................73
        15.06  No Filings; No Stamp Taxes...................................................73
        15.07  Legal, Valid and Enforceable Obligations.....................................74
        15.08  Bankruptcy...................................................................74
        15.09  No Defaults; No Litigation...................................................74
        15.10  Environmental Compliance.....................................................75
        15.11  Financial Statements.........................................................76
        15.12  No Material Adverse Change...................................................76
        15.13  Accurate Information.........................................................76
        15.14  No Violation, Defaults or Liens..............................................76
        15.15  ERISA........................................................................77
        15.16  Non-U.S. Employee Plans......................................................79
        15.17  Investment Company...........................................................79
        15.18  Subsidiaries.................................................................79
        15.19  Margin Stock.................................................................80
        15.20  Taxes........................................................................81
        15.21  Intellectual Property Rights.................................................81
        15.22  Key Contracts................................................................82
        15.23  Affiliate Transactions.......................................................82
        15.24  NL Debt Offering; Mirror Notes; Subordinated Loans; Consideration
                 for Prepayments............................................................83
        15.25  Taxes relating to Mirror Notes...............................................83
        15.26  Ownership of Material Assets.................................................83
        15.27  Optional Prepayments.........................................................84
        15.28  Certain Adjusted Restricted Payments.........................................84

ARTICLE 16.  UNDERTAKINGS AND COVENANTS.....................................................84
        16.01  Delivery of Financial Statements, etc........................................84
        16.02  Operating Permits............................................................86
        16.03  Environmental Compliance.....................................................86
        16.04  Compliance with Applicable Law...............................................86
        16.05  Books and Records............................................................87
        16.06  Environmental Reports........................................................87
        16.07  Intellectual Property Rights.................................................87
        16.08  Liens........................................................................88
        16.09  Dispositions.................................................................88
        16.10  Merger; Consolidation........................................................89
        16.11  Employee Matters.............................................................90
        16.12  Interest Rate Protection Agreements..........................................92
        16.13  Indebtedness to Subsidiaries.................................................92
        16.14  Maintenance of Separate Corporate Identities.................................92
        16.15  Affiliate Transactions.......................................................92

                                              iv

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        16.16  Transactions with Subsidiaries...............................................93
        16.17  Notice of Default; Change of Law.............................................94
        16.18  Limitation of Indebtedness...................................................94
        16.19  Subsidiary Indebtedness......................................................94
        16.20  Restricted Payments..........................................................94
        16.21  Maximum Funded Debt Ratio; Maximum Indebtedness..............................95
        16.22  Minimum Consolidated Equity..................................................96
        16.23  Current Assets to Current Liabilities Ratio..................................96
        16.24  Interest Coverage Ratio......................................................96
        16.25  Minimum EBITDA...............................................................97
        16.26  Registered Office in Germany.................................................97
        16.27  Service Contract of Kronos Titan.............................................97
        16.28  Restriction on Dividends from Subsidiaries...................................97
        16.29  Investments..................................................................98
        16.30  Limitation on Restricted Payments............................................98
        16.31  Maintenance of Property; Insurance...........................................99
        16.32  Continuation of Business.....................................................99
        16.33  Taxes........................................................................99
        16.34  Additional Guaranties, Pledged Subsidiaries..................................99
        16.35  Pledged Stock...............................................................100
        16.36  Principal Shareholder Waiver................................................101
        16.37  Maximum Capital Expenditures................................................101
        16.38  Mirror Notes; Subordinated Loans............................................102
        16.39  Notification of Indenture Defaults..........................................102
        16.40  Bank Accounts...............................................................102

ARTICLE 17.  COLLATERAL....................................................................103
        17.01  ............................................................................103
        17.02  ............................................................................104
        17.03  ............................................................................104
        17.04  ............................................................................105
        17.05  ............................................................................106

ARTICLE 18.  EVENTS OF DEFAULT.............................................................107
        18.01  ............................................................................107
        18.02  ............................................................................107
        18.03  ............................................................................107
        18.04  ............................................................................107
        18.05  ............................................................................107
        18.06  ............................................................................107
        18.07  ............................................................................108
        18.08  ............................................................................108
        18.09  ............................................................................108

                                              v

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        18.10  ............................................................................108
        18.11  ............................................................................108
        18.12  ............................................................................108
        18.13  ............................................................................109
        18.14  ............................................................................109
        18.15  ............................................................................109
        18.16  ............................................................................109
        18.17  ............................................................................109

ARTICLE 19.  FEES..........................................................................110
        19.01  ............................................................................110
        19.02  ............................................................................111
        19.03  ............................................................................111
        19.04  ............................................................................111

ARTICLE 20.  EXPENSES AND DUTIES...........................................................111
        20.01  ............................................................................111
        20.02  ............................................................................111
        20.03  ............................................................................112
        20.04  ............................................................................112

ARTICLE 21.  THE AGENT AND THE BANKS.......................................................112
        21.01  ............................................................................112
        21.02  ............................................................................112
        21.03  ............................................................................113
        21.04  ............................................................................113
        21.05  ............................................................................114
        21.06  ............................................................................114
        21.08  ............................................................................115
        21.09  ............................................................................115
        21.10  ............................................................................116
        21.11  ............................................................................116

ARTICLE 22.  NO WAIVER.....................................................................116

ARTICLE 23.  PARTIAL INVALIDITY; CHANGE IN ACCOUNTING PRINCIPLES...........................117
        23.01  ............................................................................117
        23.02  ............................................................................117

ARTICLE 24.  ASSIGNMENTS, PARTICIPATION....................................................117
        24.01  ............................................................................117
        24.02  ............................................................................118
        24.03  ............................................................................119

                                              vi

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        24.04  ............................................................................120
        24.05  ............................................................................120
        24.06  ............................................................................120
        24.07  ............................................................................121

ARTICLE 25.  LANGUAGE......................................................................121

ARTICLE 26.  NOTICES.......................................................................121

ARTICLE 27.  LIMITATION ON SPECIAL DAMAGES.................................................121

ARTICLE 28.  APPLICABLE LAW; JURISDICTION; SERVICE OF PROCESS..............................122

ARTICLE 29.  COUNTERPARTS..................................................................122

ARTICLE 30.  FURTHER ASSURANCES............................................................122

ARTICLE 31.  CONSTRUCTION..................................................................123

ARTICLE 32.  ENTIRE AGREEMENT..............................................................123

ARTICLE 33.  SURVIVAL OF WARRANTIES AND AGREEMENTS.........................................123

ARTICLE 34.  NO THIRD PARTY BENEFICIARIES..................................................123

ARTICLE 35.  NO NOVATION...................................................................124

ARTICLE 36.  MISCELLANEOUS.................................................................124
        36.01  ............................................................................124
        36.02  ............................................................................124
        36.03  ............................................................................124
        36.04  ............................................................................125



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                                           SCHEDULES

Schedule 1     List of Banks

Schedule 2     Indebtedness

Schedule 3     Liens

Schedule 4     Certain Legal Matters

Schedule 5     Litigation

Schedule 6     ERISA and Non-U.S. Employee Plans

               A      Erisa Disclosure
               B      Termination
               C      Plan Description
               D      Withdrawal
               E      Claims
               F      Non-U.S. Employee Plans

Schedule 7     Subsidiaries

Schedule 8     License Agreements and Intellectual Property Rights

               A      Exceptions to Ownership of Intellectual Property Rights
               B      Affiliate License Agreements
               C      Third Party License Agreements
               D      Other Agreements
               E      Patents
               F      Trademarks
               G      Infringements Claims

Schedule 9     Affiliate Transactions

Schedule 10    Insurance

Schedule 11    Tax Information

Schedule 12    Certain Loan Agreements

Schedule 13    Certain Material Assets

                                           EXHIBITS

Exhibit A      Form of Assignment and Acceptance

Exhibit B      Form of Mirror Notes

Exhibit C      Subordinated Loan Documents

Exhibit D      Forms of Amendments and/or Reaffirmations of Pledge Agreements

Exhibit E      Forms of Amendments and/or Reaffirmations of Guaranties

Exhibit F      Form of Second  Amended and Restated  Technology  and Trademark
               Undertaking

Exhibit G      Form of Amendment and/or  Reaffirmation  of  Subordination  and
               Contribution Agreement

Exhibit H      Form of Second Amended and Restated Liquidity Undertaking

Exhibit I      Form of Acknowledgment of Limitation of Special Damages

Exhibit J      Form of NL Guaranty

Exhibit K      Form of Canadian Security Documents

Exhibit L      Form of Nordenham Mortgage

Exhibit M      Forms of Cash Pledge Agreements of the Borrower

Exhibit N      Forms of Cash Pledge Agreements of the Canadian Subsidiaries

Exhibit O      Form of Solvency Certificate

Exhibit P      Form of Notice of Borrowing

Exhibit Q      Form of Certificate of Chief  Financial  Officer of Borrower as
               to Annual Financial Statements

Exhibit R      Form of Certificate of Chief  Financial  Officer of Borrower as
               to Quarterly Financial Statements

Exhibit S      Form of Confidentiality Agreement

                          SECOND AMENDED AND RESTATED LOAN AGREEMENT

        THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of January 31, 1997, is executed and delivered by and among KRONOS INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), KRONOS TITAN - GMBH, a German corporation ("KRONOS TITAN") (for the limited purposes specified herein), the BANKS (as hereinafter defined), HYPOBANK INTERNATIONAL S.A., as Agent for the Banks.

        The Borrower has a registered office in Leverkusen, Germany, and is an indirect wholly-owned subsidiary of NL Industries, Inc., a New Jersey corporation ("NL INDUSTRIES"). As of May 30, 1990, and prior to January 1, 1992, the Borrower was a wholly-owned subsidiary of Kronos (US), Inc., a Delaware corporation formerly and then known as Kronos, Inc. ("KRONOS (US)"). Effective as of January 1, 1992, Kronos (US) assigned the Stock of the Borrower to Kronos, Inc., a Delaware corporation formerly (prior to such assignment) known as Kronos
(USA), Inc. ("KRONOS") and a subsidiary of Kronos (US), whereupon the Borrower became (and is now) a wholly-owned subsidiary of Kronos.

        The Borrower, the Banks (or their predecessors in interest), the Agent and Banque Paribas, Co-Agent for the Banks (the "CO-AGENT") were parties to that certain Loan Agreement dated as of May 30, 1990, as amended by that certain (a) First Amendment Agreement (herein so called) dated as of December 31, 1990, (b) Second Amendment Agreement (herein so called) dated as of March 22, 1991, and
(c) Third Amendment Agreement (herein so called) dated as of June 15, 1992 (as amended thereby, the "ORIGINAL AGREEMENT"). Pursuant to the Original Agreement, the Borrower requested that the Banks (and/or their predecessors in interest) make, and the Banks (and/or their predecessors in interest) made, advances to the Borrower in Deutsche Mark in the aggregate principal amount of DM 1,600,000,000 on the terms and subject to the conditions and for the purposes set forth in the Original Agreement.

        Pursuant to the First Amendment Agreement, certain financial covenants in the Original Agreement were amended for the year 1990.

        Pursuant to the Second Amendment Agreement, INTER ALIA, certain financial covenants in the Original Agreement were amended, the repayment schedule for the Loan was amended and the NL/Kronos Guaranty and the Investment Account Agreement (as defined in the Original Agreement) were executed.

        Pursuant to the Third Amendment Agreement, INTER ALIA, certain financial covenants in the Original Agreement were amended, the repayment schedule for the Loan was amended, certain U.S. Dollar denominated tranches of the Loan were permitted, the Borrower was given the right to reborrow certain prepayments of the final repayment installment of the Loan and a Liquidity Undertaking was executed by NL Industries and Kronos (US).

        Effective as of January 1, 1992, the Borrower became a wholly-owned subsidiary of Kronos as explained in the second paragraph of the preamble of this Agreement.

        During February 1993, the Borrower notified the Agent and the Co-Agent of certain proposed transactions involving its Subsidiaries, certain of which transactions were required to be approved by the requisite Banks. As a result, the First Approval Agreement was executed and the transactions described in the First Approval Agreement have been consummated (except for the transactions referred to in Step 10 of Schedule 1 to the First Approval Agreement, which transactions have not been, and need not be, consummated).

        The Borrower, the Banks, the Agent and the Co-Agent are parties to that certain Amended and Restated Loan Agreement dated as of October 15, 1993 (the "FIRST RESTATED AGREEMENT"), which amends and restates the Original Agreement. Pursuant to or in connection with the First Restated Agreement, (a) the Agent and the Banks (or their predecessors in interest) were requested by NL Industries, Kronos (US) and Kronos to approve, and did approve, certain transactions pursuant to which NL Industries assigned, contributed or otherwise transferred the Stock of Kronos (US) to Kronos and Kronos (US) assigned or otherwise transferred the Stock of Kronos to NL Industries, (b) a substantial prepayment of the Loan was made from proceeds of a public debt offering made by NL Industries and the maturity of the principal amount of the Loan that remained outstanding after giving effect to such prepayment was extended, and (c) the Original Agreement was amended in certain other respects.

        During 1994, the Borrower notified the Agent of (a) the Borrower's receipt of the Tentative Tax Refund (as hereinafter defined) relating to German income taxes for the calendar year 1990 and (b) the Borrower's position that the Tentative Tax Refund did not constitute the Tax Refund for purposes of the First Restated Agreement. In addition, in consideration of the Agent, the Co-Agent and the Banks not challenging that position and in accordance with the terms and provisions of the Tentative Tax Refund Letter (as hereinafter defined), the Borrower agreed to apply the amount of the Tentative Tax Refund as an optional prepayment of the Revolving Portion and, notwithstanding Section 2.04 of the First Restated Agreement, further agreed to not borrow all or any portion of the Tentative Tax Refund Availability Amount (as hereinafter defined) except for the purpose of (i) prior to the Final Determination Date (as defined in the Tentative Tax Refund Letter), repaying amounts constituting the Tentative Tax Refund which the Borrower became obligated to repay to the German tax authorities in respect of German tax assessments or liabilities of the Borrower and certain of its Consolidated Subsidiaries for calendar years 1989 and 1990 or
(ii) at the Borrower's election, treating the amount so borrowed as a portion of the Tax Refund and prepaying the Loan pursuant to SECTION 8.01(D) of the First Restated Agreement. During 1994, the Borrower paid DM 175,000,000 to the Agent for application against the Revolving Portion in accordance with the Tentative Tax Refund Letter.

        On October 31, 1994, the Borrower drew down DM 50,000,000 of the Revolving Portion from the Banks under the Tentative Tax Refund Availability Amount and applied such amount (which constituted part of the Tax Refund) as a prepayment of the Term Portion in accordance with SECTION 8.01(D) of the First Restated Agreement.

        During 1996, the Borrower notified the Agent of certain proposed transactions involving its Subsidiaries, certain of which transactions were required to be approved by the requisite Banks. As a result, the Second Approval Agreement (as hereinafter defined) was executed and the transactions described in the Second Approval Agreement have been or are in the process of being consummated.

        On October 22, 1996, the Borrower drew down DM 49,361,653 of the Revolving Portion from the Banks under the Tentative Tax Refund Availability Amount to pay German income taxes in accordance with the Tentative Tax Refund Letter. On January 22, 1997, the Borrower repaid DM 1,649,238 of such amount drawn on October 22, 1996, which DM 1,649,238 amount was applied to the Revolving Portion and thereby increased the Tentative Tax Refund Availability Amount by DM 1,649,238.

        Immediately prior to the Second Restatement Date, (a) the outstanding principal amount of the Term Portion was DM 395,537,463 and (b) the outstanding principal amount of the Revolving Portion was DM 142,784,415. In addition, immediately prior to the Second Restatement Date, the undrawn portion of the Revolving Portion was DM 107,215,585, DM 77,287,585 of which constituted the Tentative Tax Refund Availability Amount, the reborrowing of which was restricted in accordance with the terms and provisions of the Tentative Tax Refund Letter.

        Notwithstanding that the Final Determination Date may not have occurred, the Borrower, in consideration of the agreements of the Banks set forth in this Agreement, is willing and desires to treat the amount of DM 77,287,585 as a portion of the Tax Refund as of the Second Restatement Date subject to the terms and conditions of this Agreement. Accordingly, in accordance with SECTION 8.01(D) of the First Restated Agreement and this Agreement, the Borrower shall, on the Second Restatement Date, make a DM 77,287,585 prepayment of the Term Portion, all of which shall be applied, on a pro rata basis as provided in
SECTION 8.01(D), to reduce the remaining Repayment Installments of the Term Portion, with the proceeds of a drawdown of the Revolving Portion (in accordance with the Tentative Tax Refund Letter) in the amount of DM 57,287,585 and with DM 20,000,000 of the proceeds of the NL Subordinated Loan referred to in the immediately succeeding paragraph.

        The Borrower, the Agent and the Banks have discussed, and desire to provide for, (a) a DM 150,000,000 prepayment of the Term Portion of the Loan to be made on the Second Restatement Date from a subordinated loan in the principal amount of DM 260,000,000 to be made by NL Industries to the Borrower and (b) certain other amendments to the First Restated Agreement. DM 20,000,000 of such prepayment will be (as stated in the immediately preceding paragraph) applied, on a pro rata basis, to reduce the remaining Repayment Installments of the Term Portion as a mandatory prepayment of part of the Tax Refund in accordance with
SECTION 8.01(D) of the First Restated Agreement and this Agreement and the remaining DM 130,000,000 of such prepayment will be applied as a mandatory prepayment of the Term Portion in accordance with SECTION 8.01(H) of this Agreement and will be applied to the outstanding Repayment

Installments of the Term Portion in the direct order of the maturities of such installments. In order to accomplish the foregoing and to address additional matters relating thereto, the Borrower, the Banks and the Agent now desire to amend and restate the First Restated Agreement as provided in this Agreement.

        NOW, THEREFORE, in consideration of the Original Agreement, the First Restated Agreement, this Agreement and the mutual covenants and agreements contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the First Restated Agreement is hereby amended and restated in its entirety, and the parties hereto hereby agree, as follows:

                                    ARTICLE 1.  DEFINITIONS

        In this Agreement, unless the context otherwise requires:

"Adjusted Restricted  Payments"             means, without
                                            duplication (a) the aggregate of all
                                            Restricted  Payments,  plus  (b) the
                                            aggregate  of all Deemed  Restricted
                                            Payments.

"Affiliate"                                 means any  individual,  corporation,
                                            partnership,  joint venture,  trust,
                                            unincorporated    organization    or
                                            association,  mutual company,  joint
                                            stock  company,   estate,  trust  or
                                            other organization, whether or not a
                                            legal  entity,   which  directly  or
                                            indirectly  is  in  Control  of,  is
                                            Controlled  by,  or is under  common
                                            Control with respect to, any Person.

"Affiliate License Agreements"              means as set forth in SECTION 15.21.

"Agent" means Hypobank International S.A., its corporate successors or any successor agent appointed pursuant to ARTICLE 21.

"Agreement"                                 means  this   Second   Amended   and
                                            Restated Loan  Agreement,  including
                                            all  of  the   Schedules   and   the
                                            Exhibits   hereto,   as  amended  or
                                            supplemented from time to time.

"Assignment and Acceptance"                 means an assignment
                                            and  acceptance  of a Bank's  rights
                                            and  obligations  with  respect to a
                                            Loan  (or  a   Commitment   relating
                                            thereto) or a portion thereof in the
                                            form attached hereto as EXHIBIT A.

"Assignment of Dividends"                   means an assignment of
                                            dividends from Societe  Industrielle
                                            du Titane S.A. in the form delivered
                                            in  connection   with  the  Original
                                            Agreement,    the   First   Restated
                                            Agreement  or  this  Agreement,   as
                                            amended or supplemented from time to
                                            time.

"Bank" and  "Banks"                         means  any  bank  or
                                            financial  institution  or all banks
                                            or financial  institutions as listed
                                            on  the  signature   pages  of  this
                                            Agreement  and on SCHEDULE 1 and any
                                            bank(s) or financial  institution(s)
                                            which  become(s)  a Bank or Banks in
                                            accordance  with  ARTICLE 24 of this
                                            Agreement.

"Base Deutsche Mark Amount"                 means (a) with
                                            respect  to any  advance of the Loan
                                            originally borrowed in U.S. Dollars,
                                            the   amount   of   Deutsche    Mark
                                            specified in the Notice of Borrowing
                                            of  which  the  U.S.  Dollar  amount
                                            advanced is the Equivalent Amount on
                                            the Drawdown  Date of such  advance,
                                            and (b) with  respect to any advance
                                            of the Loan or portion thereof to be
                                            redenominated  from Deutsche Mark to
                                            U.S. Dollars, the amount of Deutsche
                                            Mark  specified  in  the  Borrower's
                                            request for redenomination  pursuant
                                            to  SECTION  2.05 of which  the U.S.
                                            Dollar amount to be redenominated is
                                            the Equivalent Amount as of the date
                                            of redenomination.

"Borrower"                                  means  as set  forth  in  the  first
                                            paragraph  of the  preamble  of this
                                            Agreement.

"Business Day"                              means a day on which  banks are
                                            required to be open for  business in
                                            London,  Luxembourg,  New  York  and
                                            Munich.

"Canadian Dollars or Can. $"                means lawful currency of Canada.

"Canadian Security Documents"               mean a Deed of
                                            Collateral   Hypothec   executed  by
                                            Kronos  Canada,   Inc.  pursuant  to
                                            which a Lien  affecting the real and
                                            personal  property of Kronos  Canada
                                            Inc. (including the plant located at
                                            Varennes,  Quebec,  Canada, and bank
                                            accounts  but  excluding   stock  of
                                            Kronos World Services S.A./N.V.  and
                                            certain    immaterial   assets)   is
                                            created in favor of the

                                            Agent,  a Deed of Hypothec  executed
                                            by 2927527  Canada Inc.  pursuant to
                                            which a Lien  affecting the personal
                                            property  of  2927527   Canada  Inc.
                                            (including    bank    accounts   but
                                            excluding certain immaterial assets)
                                            is created in favor of the Agent,  a
                                            Deed of Hypothec executed by 2969157
                                            Canada Inc. pursuant to which a Lien
                                            affecting  the personal  property of
                                            2969157  Canada Inc.  (including the
                                            Kronos Canada Note and bank accounts
                                            but  excluding  certain   immaterial
                                            assets)  is  created in favor of the
                                            Agent    and    other    agreements,
                                            documents and  instruments  relating
                                            to the foregoing.

"Capital Expenditures"                      means any expenditure
                                            by the Borrower or any  Consolidated
                                            Subsidiary for or with respect to an
                                            asset  which  has a  useful  life of
                                            more    than   one    year,    which
                                            expenditure is properly  classified,
                                            in   the   consolidated    financial
                                            statements  of the  Borrower  and in
                                            accordance  with German GAAP,  as an
                                            addition to equipment, real property
                                            or  improvements or similar types of
                                            tangible fixed assets.

"Capital Leases"                            means rental  obligations as
                                            lessee  under  leases   recorded  as
                                            capital  leases in  accordance  with
                                            German GAAP.

"Cash Pledge Agreements"                    means   such
                                            collateral   assignments,   security
                                            agreements, pledge agreements and/or
                                            similar  agreements,   in  form  and
                                            substance reasonably satisfactory to
                                            the Agent,  pursuant  to which Liens
                                            are  granted  in favor of the  Agent
                                            affecting  the cash  balances of the
                                            Borrower     and    its     Canadian
                                            Subsidiaries.

"Co-Agent"                                  means Banque Paribas in its capacity
                                            as Co-Agent  for the Banks under the
                                            Original  Agreement  and  the  First
                                            Restated Agreement.

"Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time.

"Collateral"                                means  the  Pledge  Agreements,  the
                                            Canadian  Security  Documents,   the
                                            Nordenham Mortgage,  the Cash Pledge
                                            Agreements, the Guaranties and other
                                            documents   delivered   or   to   be
                                            delivered   pursuant   to   SECTIONS
                                            16.34, 17.01, 17.02, 17.03 and 17.04
                                            of this  Agreement,  the  Liens  and
                                            guaranties  created  thereby and any
                                            and all  property,  real,  personal,
                                            tangible   or   intangible,    which
                                            secures the  Borrower's  obligations
                                            under this Agreement.

"Commitment" or "Commitments"               means, in relation
                                            to   each    Bank,    the    several
                                            obligations  of  such  Bank,  and in
                                            relation to all Banks, the aggregate
                                            obligations of such Banks,  sub ject
                                            to the terms of this  Agreement,  to
                                            make  available  its  portion of the
                                            Loans      (including,       without
                                            limitation,  the Revolving  Portion)
                                            to be made under this  Agreement  up
                                            to the  aggregate  principal  amount
                                            specified  in  SCHEDULE  1,  to  the
                                            extent not reduced or canceled under
                                            this   Agreement,    and   includes,
                                            without  limitation,  the "Revolving
                                            Commitment"       or      "Revolving
                                            Commitments", respectively.

"Company" or "Companies"                    means,  individually,
                                            any of  the  Borrower  or any  Major
                                            Subsidiary  and,  collectively,  the
                                            Borrower and all Major Subsidiaries.

"Consolidated Equity"                       means,  as of the  date  of
                                            determination  for the  Borrower and
                                            its  Subsidiaries  on a consolidated
                                            basis  in  conformity   with  German
                                            GAAP, (a) consolidated stockholder's
                                            equity determined in accordance with
                                            German GAAP, (b) plus any deductions
                                            made   for   currency    translation
                                            adjustments  and minus any additions
                                            made   for   currency    translation
                                            adjustments,   (c)  plus  an  amount
                                            equal to the  outstanding  principal
                                            of and accrued  and unpaid  interest
                                            on the  Subordinated  Debt,  if any,
                                            described  in CLAUSES  (A),  (B) and
                                            (C) of the  definition  of the  term
                                            "Subordinated    Debt"    in    this
                                            Agreement,  (d) minus any  increase,
                                            or plus any decrease,  in Net Income
                                            resulting from the foreign  currency
                                            translation  amount arising from the
                                            translation of the Mirror Notes from
                                            U.S.  Dollars to Deutsche Mark since
                                            the  issuance  of the Mirror  Notes,
                                            (e) minus the

                                            Restricted Capital Amount,  plus (f)
                                            any deductions  made for adjustments
                                            to  goodwill  if and  to the  extent
                                            that such  adjustments  have reduced
                                            Net Income.

"Consolidated Subsidiary"                   means any Subsidiary the
                                            accounts    of   which    would   be
                                            consolidated   with   those  of  the
                                            Borrower    in   its    consolidated
                                            financial statements.

"Contaminant"                               means    any    waste,    pollutant,
                                            hazardous      substance,      toxic
                                            substance,    hazardous   waste   or
                                            material,  special  or toxic  waste,
                                            petroleum   or   petroleum   derived
                                            substance    or   waste,    or   any
                                            constituent of any such substance or
                                            waste,      including,       without
                                            limitation,   any   such   substance
                                            defined  in  or   pursuant   to  any
                                            Environmental Law.

"Control" or "Controlled"                   means, with respect
                                            to any Person,  the power,  directly
                                            or indirectly:

                                            (a)    to  vote  more   than   fifty
                                                   percent  (50%) of the  voting
                                                   securities   issued  by  such
                                                   Person  for the  election  of
                                                   the  board of  directors  (or
                                                   members   of  an   equivalent
                                                   governing   body)   of   such
                                                   Person; or

                                            (b)    otherwise  to direct or cause
                                                   the  direction of  management
                                                   and policies of such Person.

"Controlled Group"                          means  all   members  of  a
                                            controlled group of corporations and
                                            all trades or businesses (whether or
                                            not   incorporated)   under   common
                                            control  which,  together  with  the
                                            Borrower,  are  treated  as a single
                                            employer   under   Section   414(b),
                                            414(c),  414(m)  or  414(o)  of  the
                                            Code.

"Current Assets"                            means,  for the Borrower and
                                            its  Subsidiaries  on a consolidated
                                            basis  in  conformity   with  German
                                            GAAP, consolidated assets, excluding
                                            intangibles   and   tangible   fixed
                                            assets,  realizable  within one year
                                            of the date of determination.

"Current Liabilities"                       means, for the Borrower
                                            and    its    Subsidiaries    on   a
                                            consolidated   basis  in  conformity
                                            with German

                                            GAAP,   consolidated   accruals  and
                                            liabilities  due  within one year of
                                            the date of determination, excluding
                                            Current Maturities.

"Current Maturities"                        means those portions of
                                            Funded  Debt due  within one year of
                                            the date of determination.

"Deemed Restricted  Payments"               means, without
                                            duplication,  any  payments or other
                                            transfers of value  (irrespective of
                                            the form of such  payments  or other
                                            transfers)  directly  or  indirectly
                                            made by the  Borrower  or any of its
                                            Subsidiaries    to    Kronos,     NL
                                            Industries, Kronos (US) or any other
                                            Affiliate  of  the  Borrower  (other
                                            than the Borrower or a Subsidiary of
                                            the Borrower) for less than full and
                                            fair  consideration  to the Borrower
                                            or its  Subsidiary  (as  applicable)
                                            and,  in any event,  shall  include,
                                            without limitation,  (a) all license
                                            fees,  royalties  or other  payments
                                            for the use of  technology  or other
                                            Intellectual Property Rights paid or
                                            payable to such Affiliates,  (b) all
                                            amounts  paid  or  payable  to  such
                                            Affiliates constituting cost sharing
                                            (excluding insurance expenses except
                                            to the  extent  that  such  expenses
                                            exceed  the  amount   therefor  that
                                            would  be  paid  or   payable  in  a
                                            comparable arm's length  transaction
                                            with  a  non-Affiliate),   personnel
                                            costs   and  other   overhead,   (c)
                                            transfers  of value  resulting  from
                                            the sale or  transfer  of product or
                                            other  assets by the Borrower or any
                                            of   its    Subsidiaries   to   such
                                            Affiliates for consideration that is
                                            less than the consideration  (net of
                                            reasonable     transaction     costs
                                            incurred in the  ordinary  course of
                                            business)  that is  obtained by such
                                            Affiliates  in  connection  with the
                                            resale  or  subsequent  transfer  of
                                            such  product or other  assets,  (d)
                                            transfers  of value  resulting  from
                                            the sale or  transfer  of product or
                                            other assets by such  Affiliates  to
                                            the   Borrower   or   any   of   its
                                            Subsidiaries for consideration  that
                                            is  more   than  the  cost  of  such
                                            product  or  other  assets  to  such
                                            Affiliates (provided,  however, that
                                            such  sales  or other  transfers  by
                                            such  Affiliates  of  product in the
                                            ordinary course of business shall be
                                            excluded from this CLAUSE (D) except
                                            to the extent that the consideration
                                            received therefor is more than would
                                            be paid or payable  in a  comparable
                                            arm's
                                            length     transaction     with    a
                                            non-Affiliate),  and (e) payments in
                                            the  form  of  service   charges  to
                                            compensate   such   Affiliates   for
                                            purchases  of titanium ore and other
                                            product or assets.

"Default"                                   means  an Event  of  Default  or any
                                            event, act or occurrence which, with
                                            the  giving of notice or  passage of
                                            time  or  both,   unless   cured  or
                                            waived,  would  become  an  Event of
                                            Default.

"Deutsche Mark"  or  "DM"                   means  the  lawful
                                            currency of Germany.

"Deutsche Mark  Amount"                     means (a) in the case
                                            of   any   amount   denominated   in
                                            Deutsche   Mark,   the   amount   of
                                            Deutsche  Mark  from  time  to  time
                                            outstanding,  and (b) in the case of
                                            any  amount  denominated  or  to  be
                                            denominated  in  U.S.  Dollars,  the
                                            amount  of  Deutsche  Mark  which is
                                            equivalent to a given amount of U.S.
                                            Dollars  as of  the  Relevant  Date,
                                            determined by using the Spot Rate on
                                            the date two Business  Days prior to
                                            the Relevant  Date  (unless  another
                                            date    is    specified    in   this
                                            Agreement).

"Disposition"                               means, with respect to any asset, to
                                            sell,   assign,   lease,   exchange,
                                            transfer  or  otherwise  dispose  of
                                            such asset.

"Drawdown Date"                             means (a) with respect to each
                                            advance  of the  Loan  prior  to any
                                            reborrowing   pursuant   to  SECTION
                                            2.04,  the  date  set  forth  in the
                                            Notice of Borrowing relating to such
                                            advance  (which  date was a Business
                                            Day on or before June 19, 1990), and
                                            (b) with respect to any  reborrowing
                                            under the Revolving Portion pursuant
                                            to SECTION 2.04,  the date set forth
                                            in the Notice of Borrowing  relating
                                            to  such  reborrowing,   which  date
                                            shall be a Business Day on or before
                                            August 15, 2000.

"Earnings Available for Fixed Charges"      means,
                                            for  the   preceding   four   fiscal
                                            quarters  and for the  Borrower  and
                                            its  Subsidiaries  on a consolidated
                                            basis  in  conformity   with  German
                                            GAAP,  Net Income plus Income  Taxes
                                            plus  depreciation,   depletion  and
                                            amortization  plus Interest  Expense
                                            plus
                                            rentals  payable under leases (other
                                            than  Capital   Leases)   having  an
                                            initial non-cancelable lease term in
                                            excess  of  one  year  plus,  to the
                                            extent  included in determining  Net
                                            Income,  the decrease resulting from
                                            the  foreign  currency   translation
                                            amount arising from the  translation
                                            of  the   Mirror   Notes  from  U.S.
                                            Dollars to  Deutsche  Mark or minus,
                                            to   the    extent    included    in
                                            determining Net Income, the increase
                                            resulting from the foreign  currency
                                            translation  amount arising from the
                                            translation of the Mirror Notes from
                                            U.S. Dollars to Deutsche Mark.

"EBITDA" means, with respect to any fiscal period, for the Borrower and its Subsidiaries on a consolidated basis in conformity with German GAAP or, with respect to the third sentence of SECTION 8.01(C) only, NL Industries and its subsidiaries on a consolidated basis in conformity with generally accepted accounting principles in the United States of America, the sum of (a) net income, excluding extraordinary gains and losses, plus (b) interest expense (including imputed interest expense in respect of obligations under capital leases, if any), income taxes, depreciation, amortization and other  non-cash  expenses to the
                                            extent that any of such expenses are
                                            deducted in determining  net income,
                                            minus  (c)  non-cash  income  to the
                                            extent  that such income is included
                                            in determining net income.

"Employee Plan"                             means an employee benefit plan
                                            within the  meaning of Section  3(3)
                                            of ERISA.

"Environmental Claim"                       means any written  notice by
                                            any  state,  federal,   territorial,
                                            provincial,  local or other court or
                                            govern mental  authority,  entity or
                                            instrumentality  alleging  potential
                                            liability    for   damage   to   the
                                            environment,   or  by   any   Person
                                            alleging  potential   liability  for
                                            personal injury (including sickness,
                                            disease or death) or property damage
                                            or   damage   of  any   other   kind
                                            resulting from or based upon:

                                            (a)    the   presence   or   release
                                                   (including,           without
                                                   limitation,     sudden     or
                                                   non-sudden, accidental
                                                   or  non-accidental,  leaks or
                                                   spills)  of  any  Contaminant
                                                   at,  in  or  from   property,
                                                   whether  or not  owned by the
                                                   Borrower  and/or  any  of its
                                                   Subsidiaries; or

                                            (b)    circumstances   forming   the
                                                   basis  of any  violation,  or
                                                   alleged  violation,   of  any
                                                   Environmental Law.

"Environmental Law"                         means   any   law,   rule  or
                                            regulation  pertaining  to land use,
                                            air,  soil,  surface  water,  ground
                                            water   (including  the  protection,
                                            cleanup,  removal,   remediation  or
                                            damage thereof),  public or employee
                                            health   or   safety  or  any  other
                                            environmental   matter,   including,
                                            without limitation, any of the above
                                            promulgated by the EU, together with
                                            any other non-U.S.  or domestic laws
                                            (federal,     state,    territorial,
                                            provincial  or  local)  relating  to
                                            emissions,  discharges,  releases or
                                            threatened     releases    of    any
                                            Contaminant  into ambient air, land,
                                            surface water, groundwater, personal
                                            property or structures, or otherwise
                                            relating    to   the    manufacture,
                                            processing,    distribution,    use,
                                            treatment,     storage,    disposal,
                                            transportation,     discharges    or
                                            handling of any Contaminant.

"Equivalent Amount"                         means  the  amount  of U.S.
                                            Dollars  which  is  equivalent  to a
                                            given amount of Deutsche  Mark as of
                                            the  Relevant  Date,  determined  by
                                            using  the Spot Rate on the date two
                                            Business  Days prior to the Relevant
                                            Date.

"ERISA"                                     means  the  United  States  Employee
                                            Retirement  Income  Security  Act of
                                            1974,  as amended and in effect from
                                            time to time.

"EU"                                        means the European Union.

"Eurocurrency Liabilities"                  means as that  term is
                                            defined in Regulation D.

"Eurocurrency Rate Reserve Percentage"      means the
                                            reserve  percentage  applicable  for
                                            any Bank during any Interest  Period
                                            under  regulations  issued from time
                                            to time by the  Federal  Reserve for
                                            determining   the  maximum   reserve
                                            requirement

                                            (including,  without limitation, any
                                            emergency,   supplemental  or  other
                                            marginal  reserve  requirement)  for
                                            such    Bank   with    respect    to
                                            liabilities or assets  consisting of
                                            or      including       Eurocurrency
                                            Liabilities  having a term  equal to
                                            such Interest Period.

"Event of Default"                          means as set forth in ARTICLE 18.

"Excess Adjusted Restricted Payments"       means,
                                            without    duplication,    for   the
                                            applicable calendar year (or portion
                                            thereof which has occurred as of any
                                            date of  determination),  the amount
                                            (if  any)  by  which  the  aggregate
                                            amount   of   Adjusted    Restricted
                                            Payments  exceeds (a) DM  47,000,000
                                            (Deutsche Mark Forty-Seven  Million)
                                            during  calendar  year 1996,  (b) DM
                                            39,000,000       (Deutsche      Mark
                                            Thirty-Nine Million) during calendar
                                            year   1997,   (c)   DM   44,000,000
                                            (Deutsche  Mark Forty- Four Million)
                                            during  calendar year 1998,  and (d)
                                            DM   47,000,000    (Deutsche    Mark
                                            Forty-Seven    Million)    for   any
                                            calendar year thereafter;  provided,
                                            however, that if, within 30 (thirty)
                                            days  after  the  payment  or  other
                                            making  of any such  excess  amount,
                                            the   entire   amount   thereof   is
                                            contributed  by NL Industries or any
                                            of its subsidiaries  (other than the
                                            Borrower  and its  Subsidiaries)  to
                                            the Borrower (or a Subsidiary of the
                                            Borrower  as the Agent may  approve,
                                            which    approval   shall   not   be
                                            unreasonably  withheld)  as  a  cash
                                            equity  capital  contribution  or as
                                            Subordinated    Debt   (other   than
                                            Subordinated  Debt  referred  to  in
                                            CLAUSE (A) of the  definition of the
                                            term  "Subordinated  Debt")  made or
                                            advanced,   respectively,   to   the
                                            Borrower  or such  Subsidiary,  then
                                            such excess amount  previously  paid
                                            or otherwise  made and thereafter so
                                            contributed   or   advanced  to  the
                                            Borrower  (or  its  Subsidiary,   as
                                            applicable)  shall  not be deemed to
                                            constitute   an   Excess    Adjusted
                                            Restricted Payment hereunder.

"Excess Cash Flow"                          means (a) Free Cash Flow
                                            minus (b) Capital  Expenditures  for
                                            the preceding  four fiscal  quarters
                                            less     any     Indebtedness     or
                                            Subordinated    Debt    specifically
                                            incurred to finance any such Capital
                                            Expenditures   during   such  fiscal
                                            quarters minus

                                            (c) the sum of (i) Fixed Charges and
                                            (ii)   repayments  of  Funded  Debt,
                                            exclusive  of  repayments  of Funded
                                            Debt  from   proceeds   of  the  Tax
                                            Refund, in the preceding four fiscal
                                            quarters.

"Excess EBITDA"                             means,  for the Borrower and
                                            its  Subsidiaries  on a consolidated
                                            basis and with respect to any fiscal
                                            year,  the  positive  remainder  (if
                                            any)  of (a)  (i)  EBITDA  for  such
                                            fiscal year, minus (ii) Income Taxes
                                            paid in  cash  (exclusive  of  taxes
                                            paid   arising   from    assessments
                                            received as a result of tax audits),
                                            Capital  Expenditures  and  Interest
                                            Expense,    other   than    non-cash
                                            Interest  Expense,  for such  fiscal
                                            year, minus (b) the amount set forth
                                            in the table  below for such  fiscal
                                            year:

                                     FISCAL YEAR ENDED           AMOUNT

                                            1997          Negative DM 90,000,000
                                            1998          Negative DM 7,500,000
                                            1999          DM 60,000,000

"Excess Term Prepayment"                    means DM 2,000,000
                                            (Deutsche  Mark Two Million),  which
                                            amount is the positive  remainder of
                                            (a)   the   amount   of  the   First
                                            Prepayment   applied   to  the  Term
                                            Portion in  accordance  with SECTION
                                            2.01(A) (expressed in Deutsche Mark)
                                            minus (b) DM  400,000,000  (Deutsche
                                            Mark Four Hundred Million).

"Excluded Taxes"                            means as set forth in SECTION 11.01.

"Federal Reserve"                           means   the   Board   of
                                            Governors  of  the  Federal  Reserve
                                            System.

"Financial Covenants"                       means as set forth in SECTION 23.02.

"First Amendment  Agreement"                means  as set
                                            forth in the third  paragraph of the
                                            preamble of this Agreement.

"First Approval Agreement"                  means   the
                                            Approval Agreement dated as of April
                                            6,  1993,  among the  Borrower,  the
                                            requisite  Banks who are signatories
                                            thereto, the Agent and the Co-Agent.

"First Prepayment"                          means the prepayment of
                                            the  Loan  in the  First  Prepayment
                                            Amount  as  referred  to in  SECTION
                                            2.01(A).

"First Prepayment Amount"                   means    DM
                                            552,000,000   (Deutsche   Mark  Five
                                            Hundred  Fifty-Two  Million),  i.e.,
                                            the  amount,  determined  as of  the
                                            First  Prepayment Date and expressed
                                            in  Deutsche  Mark,   equal  to  the
                                            remainder of (a) the gross  proceeds
                                            of the NL Debt  Offering  minus  (b)
                                            the NL Debt Offering Expenses.

"First Prepayment  Date"                    means  October 21,
                                            1993,  the date upon which the First
                                            Prepayment   was   received  by  the
                                            Agent.

"First Restated  Agreement"                 Means  as  set
                                            forth in the ninth  paragraph of the
                                            preamble of this Agreement.

"First Restatement Date"                    means October 15,
                                            1993, the date of the First Restated
                                            Agreement.

"Fixed Charges"                             means,  for the  preceding
                                            four  fiscal  quarters  and  for the
                                            Borrower and its  Subsidiaries  on a
                                            consolidated   basis  in  conformity
                                            with German GAAP,  Interest  Expense
                                            (excluding   Interest   Expense   on
                                            Subordinated Debt payable in kind in
                                            the  form of  Subordinated  Debt and
                                            excluding  non-cash Interest Expense
                                            on the Mirror  Notes)  plus  rentals
                                            payable  under  leases  (other  than
                                            Capital  Leases)  having an  initial
                                            non-cancelable  lease term in excess
                                            of one year.

"Free Cash Flow"                            means,  for the preceding
                                            four  fiscal  quarters  and  for the
                                            Borrower and its  Subsidiaries  on a
                                            consolidated   basis  in  conformity
                                            with  German   GAAP,   (a)  Earnings
                                            Available  for Fixed  Charges  minus
                                            (b) taxes paid in cash  during  such
                                            fiscal   quarters,   plus   (c)  tax
                                            refunds,   exclusive   of  the   Tax
                                            Refund, received in cash during such
                                            fiscal  quarters,  plus or minus, as
                                            the  case  may be (d)  any  non-cash
                                            additions or  subtractions  included
                                            in the  determination  of Net Income
                                            to the extent not already taken into
                                            account   in   the   definition   of
                                            Earnings    Available    for   Fixed
                                            Charges.

"Funded Debt"                               means,  as of the date of any
                                            calculation, (a) all Indebtedness of
                                            the Borrower and its Subsidiaries to
                                            the extent such  Indebtedness has an
                                            initial stated or final maturity of,
                                            or by  its  terms  is  renewable  or
                                            extendable  by the  Borrower  or its
                                            Subsidiaries  to, a date or a period
                                            ending  more than one year after the
                                            date of any  such  calculation,  (b)
                                            plus  Indebtedness  of the  Borrower
                                            and its Subsidiaries comprised of or
                                            liabilities  in respect of  unfunded
                                            vested   benefits   under   Non-U.S.
                                            Employee  Plans to the  extent  such
                                            liabilities  exceed  DM  150,000,000
                                            (Deutsche  Mark  One  Hundred  Fifty
                                            Million),    (c)   minus   unsecured
                                            working capital  Indebtedness of the
                                            Borrower   and   its    Subsidiaries
                                            (including the aggregate face amount
                                            of all funded and  unfunded  standby
                                            and documentary  letters of credit),
                                            but   only   to  the   extent   such
                                            unsecured       working      capital
                                            Indebtedness       is      Permitted
                                            Indebtedness, (d) minus the increase
                                            in  Indebtedness  resulting from the
                                            foreign currency  translation amount
                                            arising from the  translation of the
                                            Mirror  Notes  from U.S.  Dollars to
                                            Deutsche  Mark or plus the  decrease
                                            in  Indebtedness  resulting from the
                                            foreign currency  translation amount
                                            arising from the  translation of the
                                            Mirror  Notes  from U.S.  Dollars to
                                            Deutsche Mark, and (e) plus (without
                                            duplication) the Restricted  Capital
                                            Amount.

"Funded Debt Ratio"                         means,  for the Borrower
                                            and    its    Subsidiaries    on   a
                                            consolidated   basis,   Funded  Debt
                                            divided    by   the   sum   of   (a)
                                            Consolidated    Equity    plus   (b)
                                            Subordinated Debt.

"German GAAP"                               means   generally   accepted
                                            accounting    principles   for   the
                                            preparation    of   group   accounts
                                            pursuant  to the  provisions  of the
                                            relevant laws of Germany.

"Gross Proceeds"                            means, with respect to the
                                            Disposition  of Stock  or any  other
                                            asset,  cash  or  non-cash  proceeds
                                            actually   received,   directly   or
                                            indirectly  by,  or for the  account
                                            of, the Borrower or any Subsidiary.

"Guarantor"                                 means NL Industries,  Kronos Canada,
                                            Inc.,  2927527 Canada Inc.,  2969157
                                            Canada Inc. or any

                                            Subsidiary,  whether existing on the
                                            Second  Restatement  Date  or at any
                                            time  hereafter,   which  becomes  a
                                            Guarantor pursuant to SECTION 16.34.

"Guaranty" or "Guaranties"                  means a guaranty or
                                            the  guaranties  executed  or  to be
                                            executed   by  the   Guarantors   in
                                            accordance    with   the    Original
                                            Agreement,    the   First   Restated
                                            Agreement    or    this    Agreement
                                            (including,    without   limitation,
                                            SECTION  16.34 and  ARTICLE  17), as
                                            amended or supplemented from time to
                                            time.

"Income Taxes"                              means,  for the Borrower and
                                            its  Subsidiaries  on a consolidated
                                            basis,  expense for income  taxes in
                                            accordance with German GAAP.

"Indebtedness"                              means,   for  any   Person   without
                                            duplication,   and   excluding   all
                                            Subordinated  Debt  referred  to  in
                                            CLAUSES  (B),  (C)  and  (D)  of the
                                            definition of the term "Subordinated
                                            Debt":

                                            (a)    debt  consisting  of borrowed
                                                   money,  including obligations
                                                   evidenced      by      bonds,
                                                   debentures,  notes or similar
                                                   instruments,  or the deferred
                                                   purchase price of property or
                                                   services  (other  than  trade
                                                   payables incurred and payable
                                                   in  the  ordinary  course  of
                                                   business   and  on  customary
                                                   terms);

                                            (b)    rental    obligations   under
                                                   Capital Leases;

                                            (c)    obligations  under  direct or
                                                   indirect     guaranties    in
                                                   respect    of     obligations
                                                   (contingent  or otherwise) to
                                                   purchase     or     otherwise
                                                   acquire,   or   otherwise  to
                                                   assure  a  creditor   against
                                                   loss   (such   as,    without
                                                   limitation, obligations under
                                                   an   agreement   to  pay  for
                                                   property      or     services
                                                   irrespective  of  whether  or
                                                   not    such    property    is
                                                   delivered  or  such  services
                                                   are rendered), in respect of,
                                                   debt or obligations of others
                                                   of the kinds  referred  to in
                                                   CLAUSES (A) or (B) above;

                                            (d)    obligations   (contingent  or
                                                   otherwise)  under  letters of
                                                   credit  (funded or  unfunded)
                                                   not arising out of the import
                                                   of goods;

                                            (e)    liabilities   in  respect  of
                                                   unfunded    vested   benefits
                                                   under  (i) plans  covered  by
                                                   Title  IV of  ERISA  and (ii)
                                                   any laws  governing  Non-U.S.
                                                   Employee  Plans to the extent
                                                   such  liabilities  exceed  DM
                                                   150,000,000   (Deutsche  Mark
                                                   One Hundred  Fifty  Million);
                                                   and

                                            (f)    all  obligations  secured  by
                                                   any Lien,  other  than  Liens
                                                   described in CLAUSES (D), (E)
                                                   and (F) of the  definition of
                                                   the term "Permitted Liens" in
                                                   this Agreement,  to which any
                                                   property  or  asset  owned by
                                                   the   Borrower   and/or   its
                                                   Subsidiaries    is   subject,
                                                   whether     or    not     the
                                                   obligations  secured  thereby
                                                   shall  have been  assumed  by
                                                   the     Borrower    or    its
                                                   Subsidiaries.

"Indentures"                                means  that  certain  (a)  Indenture
                                            dated  as  of  October   20,   1993,
                                            between NL  Industries  and Chemical
                                            Bank, as trustee,  to be executed by
                                            the parties thereto  relating to the
                                            senior  secured notes due 2003 to be
                                            issued  by  NL  Industries  and  (b)
                                            Indenture  dated as of  October  20,
                                            1993,   between  NL  Industries  and
                                            State Street Bank and Trust Company,
                                            as  trustee,  to be  executed by the
                                            parties  thereto   relating  to  the
                                            senior  secured  discount  notes due
                                            2005 to be issued by NL Industries.

"Intellectual Property   Rights"            shall  mean  all
                                            material    patents    and    patent
                                            applications, technical information,
                                            know-how and processes necessary for
                                            or used in the current manufacturing
                                            operations  and all  material  trade
                                            names,     trademarks,     trademark
                                            registrations  and applications used
                                            in   the    marketing    and   sales
                                            operations  of the  Borrower and its
                                            Subsidiaries   as  of   the   Second
                                            Restatement Date.

"Interbank Rate"                            means  the  rate  per  annum
                                            determined   by  the  Agent  on  the
                                            Interest  Determination  Date  to be
                                            the
                                            arithmetic mean (rounded upwards, if
                                            necessary,   to  the  nearest   four
                                            decimal   places)   of   the   rates
                                            notified   to  the   Agent   by  the
                                            Reference Banks to be those at which
                                            each  Reference  Bank, in accordance
                                            with its normal practice, is able to
                                            obtain  deposits in  Deutsche  Mark,
                                            with  respect to that portion of the
                                            Loan  denominated  in Deutsche Mark,
                                            or  deposits in U.S.  Dollars,  with
                                            respect to that  portion of the Loan
                                            denominated  in  U.S.   Dollars  (or
                                            other substitute  currency agreed to
                                            in accordance with the provisions of
                                            ARTICLE  7) at or about  11:00  a.m.
                                            London time in the London  interbank
                                            Euro-currency market for delivery on
                                            the first day of the Interest Period
                                            for the  number  of  days  comprised
                                            therein,   provided   that,   if   a
                                            Reference  Bank shall fail to notify
                                            the Agent of its rate, the Interbank
                                            Rate  shall  be  determined  on  the
                                            basis  of  the  quotation(s)  of the
                                            remaining Reference Bank(s).

"Interest Coverage Ratio"                   means,   for  the
                                            preceding  four fiscal  quarters and
                                            for    the    Borrower    and    its
                                            Subsidiaries   on   a   consolidated
                                            basis,  (a) the  sum of (i)  EBITDA,
                                            plus (ii) the sum of (A) the amount,
                                            if  any,  of  contributions  to  the
                                            equity of the  Borrower  in the form
                                            of cash (as  distinguished  from the
                                            conversion  of debt to equity)  made
                                            by NL  Industries  or Kronos  during
                                            such period, plus (B) the amount, if
                                            any, of loans made by NL  Industries
                                            or  Kronos  as   Subordinated   Debt
                                            during such period,  minus (iii) the
                                            sum  of  (A)  the  increase  in  the
                                            Restricted   Capital  Amount  during
                                            such period,  plus (B) the aggregate
                                            amount of  Restricted  Payments made
                                            during  such   period   pursuant  to
                                            SECTION  16.20(B),  divided  by  (b)
                                            Interest   Expense   (exclusive   of
                                            non-cash     Interest      Expense);
                                            provided,  however, that the amounts
                                            referred to in clause (ii) preceding
                                            that shall be counted  for  purposes
                                            of  the   definition   of  "Interest
                                            Coverage Ratio" shall be made during
                                            no more  than  two  separate  fiscal
                                            years  of the  Borrower  during  the
                                            term of this  Agreement and any such
                                            amounts  contributed  or made during
                                            any  fiscal  year  shall  be  wholly
                                            excluded for purposes of determining
                                            the "Interest Coverage Ratio" during
                                            any other fiscal year.

"Interest Determination Date"               means,   with
                                            respect to any Interest Period,  the
                                            Business   Day   which  is  2  (two)
                                            Business Days prior to the first day
                                            of such Interest Period.

"Interest Expense"                          means  interest  expense of
                                            the Borrower and its Subsidiaries on
                                            a  consolidated  basis in conformity
                                            with German GAAP,  and shall include
                                            imputed  interest expense in respect
                                            of obligations under Capital Leases,
                                            if any.

"Interest Payment Date"                     means the last day of
                                            any Interest Period.

"Interest Period"                           means each of the successive
                                            periods,  determined  in  accordance
                                            with this Agreement,  into which the
                                            period   for   which   the  Loan  is
                                            outstanding is divided and for which
                                            a  rate   of   interest   is  to  be
                                            established under this Agreement.

"Interest Rate Protection Agreement"        means any
                                            agreement  evidencing an arrangement
                                            designed  to  protect  the  Borrower
                                            against   fluctuations  in  interest
                                            rates.

"Investment"                                means any investment of cash or cash
                                            equivalents  in any Person,  whether
                                            by means of  share  purchase,  loan,
                                            capital contribution or otherwise.

"Kroner"                                    means the lawful currency of Norway.

"Kronos" means as set forth in the second paragraph of the preamble of this Agreement.


"Kronos Canada Note"                        means  that  certain
                                            Amended    Promissory   Note   dated
                                            December 20,  1996,  in the original
                                            principal amount of Cdn. $89,000,000
                                            made by Kronos Canada,  Inc. payable
                                            to the order of 2969157 Canada Inc.,
                                            which  promissory  note  amends  and
                                            replaces  that certain  Subordinated
                                            Promissory  Note dated May 28, 1993,
                                            in the original  principal amount of
                                            Cdn.  $123,000,000  made  by  Kronos
                                            Canada, Inc. payable to the order of
                                            Kronos  S.A./N.V.  and  subsequently
                                            assigned to 2969157 Canada Inc.

"Kronos Subordinated Loan"                  means   the
                                            unsecured and  subordinated  loan in
                                            the    principal    amount   of   DM
                                            25,000,000       (Deutsche      Mark
                                            Twenty-Five  Million) made by Kronos
                                            to  the  Borrower  on  December  31,
                                            1996,   pursuant   to   the   Kronos
                                            Subordinated     Note     and    the
                                            Subordination
                                            Agreement.

"Kronos Subordinated Note"                  means   that
                                            certain  Zero  Coupon   Subordinated
                                            Promissory  Note dated  December 31,
                                            1996,  in  the  original   principal
                                            amount  of DM  25,000,000  (Deutsche
                                            Mark  Twenty-Five  Million)  made by
                                            the Borrower payable to the order of
                                            Kronos  which  evidences  the Kronos
                                            Subordinated Loan.

"Kronos Titan"                              means Kronos Titan - GmbH, a
                                            German  corporation  and an indirect
                                            wholly-owned   Subsidiary   of   the
                                            Borrower.

"Kronos Titan Revolving Portion             means as set
                                            forth in SECTION 2.04(C).

"Kronos (US)"                               means  as  set  forth  in the
                                            second  paragraph of the preamble of
                                            this Agreement.

"Kronos(US)/Kronos Flip"                    means    the
                                            transactions  pursuant  to  which NL
                                            Industries has assigned, contributed
                                            or otherwise  transferred  the Stock
                                            of Kronos  (US) to Kronos and Kronos
                                            (US)     assigned    or    otherwise
                                            transferred  the  Stock of Kronos to
                                            NL Industries.

"Lending Office"                            means,  as to each Bank, the
                                            office(s) or  branch(es)  located at
                                            the  address(es)  set  forth  on the
                                            signature   page(s)  below  or  such
                                            other  office(s)  or  branch(es)  of
                                            such  Bank  as it may  from  time to
                                            time  designate   pursuant  to  this
                                            Agreement.

"Leverkusen Lease"                          means  the  lease  agreement
                                            (Erbbaurechtsvertrag zum Grundstueck
                                            Gemarkung    Wiesdorf,    Flur   18,
                                            Parzelle 108/2 mit Ergaenzungsabrede
                                            zum      Erbbaurechtsvertrag     und
                                            Errechnung des Erbbauzinses) between
                                            Titangesellschaft   GmbH   and  I.G.
                                            Farbenindustrie   Aktiengesellschaft
                                            i.L. dated June 21, 1952, as amended
                                            by  Supplementary   Agreement  dated
                                            June 21, 1952.

"Lien" means, with respect to the Borrower or any Subsidiary (in each case, whether the same is consensual or nonconsensual or arises by contractual obligation, operation of law, legal process or otherwise, existing on the Second Restatement Date or at any time thereafter): any mortgage, deed of trust, lien, pledge, attachment, levy, charge or other security interest or encumbrance of any kind in respect of any property now or hereafter
                                            owned   by  the   Borrower   or  any
                                            Subsidiary,    personal,   real   or
                                            otherwise,  or  upon  the  proceeds,
                                            income  or  profits  therefrom.  For
                                            this  purpose,  the  Borrower or any
                                            Subsidiary  shall be  deemed to own,
                                            subject to a Lien, any asset that it
                                            has  acquired  or  hereafter   holds
                                            subject to the  interest of a vendor
                                            or  lessor  under  any   conditional
                                            sales   agreement,   Capital  Lease,
                                            reservation  of title or other title
                                            retention agreement relating to such
                                            asset.

"Liquidity Undertaking"                     means   the   Second
                                            Amended   and   Restated   Liquidity
                                            Undertaking  dated as of the  Second
                                            Restatement     Date     among    NL
                                            Industries, Kronos, the Borrower and
                                            the Agent.

"Liquidity Undertaking Credit"              means, as of the
                                            date  of  determination,  an  amount
                                            equal to the  aggregate  amount,  if
                                            any,  of  the  credits  against  the
                                            "Maximum     Required     Investment
                                            Amount",  as such term is defined in
                                            the      Liquidity      Undertaking,
                                            designated  by the  Borrower  by its
                                            giving  of  written  notice  to  the
                                            Agent,  at any time or from  time to
                                            time,  provided,  however,  that the
                                            Liquidity   Undertaking  Credit  (a)
                                            shall be zero  prior to  January  1,
                                            2000,  may not exceed DM  50,000,000
                                            (Deutsche Mark Fifty Million) at any
                                            time  prior to July 1,  2000 and may
                                            not exceed DM  75,000,000  (Deutsche
                                            Mark  Seventy-Five  Million)  at any
                                            time after July 30, 2000,  (b) shall
                                            not,   at  any  time,   exceed   the
                                            aggregate   amount   of   Restricted
                                            Payments  then  permitted to be made
                                            by the Borrower  pursuant to Section
                                            16.20(a)   in  the  absence  of  any
                                            Liquidity Undertaking Credit and (c)
                                            once designated,  may not thereafter
                                            be reduced.

"Loan" or "Loans"                           means,  with  respect to
                                            each Bank, at any time, the total of
                                            all monies  advanced  by or owing to
                                            each  such Bank  under the  Original
                                            Agreement,    the   First   Restated
                                            Agreement  or  this   Agreement  and
                                            outstanding  at  any  time,  or  the
                                            aggregate  of all monies so advanced
                                            by  or  owing  to  all   Banks   and
                                            outstanding at any time.

"Loan Documents"                            means   the   Original
                                            Agreement,    the   First   Restated
                                            Agreement,   this   Agreement,   the
                                            Guaranties,  the Pledge  Agreements,
                                            the Canadian Security Documents, the
                                            Nordenham Mortgage,  the Cash Pledge
                                            Agreements,    the   Assignment   of
                                            Dividends,     the     Subordination
                                            Agreement,       the      Technology
                                            Undertaking,   the  Special  Purpose
                                            Account  Agreement,   the  Liquidity
                                            Undertaking,   the  First   Approval
                                            Agreement,   the   Second   Approval
                                            Agreement,  the  documents  executed
                                            pursuant to or specified or referred
                                            to in CLAUSES  (I)(A) through (I) of
                                            SECTION   4.01(A)   of   the   First
                                            Restated  Agreement,  CLAUSES (I)(A)
                                            through  (N) of SECTION  4.01(B) and
                                            SECTIONS  16.40,  17.01  (other than
                                            17.01(J)),  17.02, 17.03, and 17.04,
                                            any   and  all   amendments   to  or
                                            restatements  of the foregoing  Loan
                                            Documents  and  any  and  all  other
                                            documents,      instruments      and
                                            certificates  executed and delivered
                                            or to be executed  and  delivered by
                                            the   Borrower   or  any   Affiliate
                                            pursuant   to  the   terms  of  this
                                            Agreement  or any  amendment to this
                                            Agreement    (including,     without
                                            limitation,      the      documents,
                                            instruments and  certificates in the
                                            forms  attached  as  Exhibits to the
                                            Original   Agreement,    the   First
                                            Restated     Agreement    or    this
                                            Agreement).

"Majority Banks"                            means,  at any time  when no
                                            Loans  are  outstanding,  the  Banks
                                            whose  aggregate  Commitments at any
                                            time  exceed 50% (fifty  percent) of
                                            the total  aggregate  Commitments of
                                            all  Banks  and,  at any  time  when
                                            Loans  are  outstanding,  the  Banks
                                            holding   more   than   50%   (fifty
                                            percent)  of  the  aggregate  unpaid
                                            principal amount of the Loans.

"Majority Banks (662/3%)"                   means, at any time
                                            when no Loans are  outstanding,  the
                                            Banks whose aggregate Commitments at
                                            any time  exceed 66 2/3%  (sixty-six
                                            and two-thirds percent) of the total
                                            aggregate  Commitments  of all Banks
                                            and,  at any  time  when  Loans  are
                                            outstanding,  the Banks holding more
                                            than  66  2/3%  (sixty-six  and  two
                                            thirds  percent)  of  the  aggregate
                                            unpaid   principal   amount  of  the
                                            Loans.

"Major Subsidiaries"                        means  the  following
                                            Subsidiaries  (unless  amended  with
                                            the consent of the Majority Banks):

                                            (a)    NL  Industries  (Deutschland)
                                                   GmbH;

                                            (b)    Kronos Titan - GmbH;

                                            (c)    Societe    Industrielle    du
                                                   Titane, S.A.;

                                            (d)    Kronos Europe S.A./N.V.;

                                            (e)    Kronos     World     Services
                                                   S.A./N.V.;

                                            (f)    Kronos Norge A/S;

                                            (g)    Kronos Titan A/S;

                                            (h)    Titania A/S;

                                            (i)    Kronos Limited;

                                            (j)    Kronos Canada, Inc.;

                                            (k)    2969157 Canada Inc.;

                                            and  other   Subsidiaries,   whether
                                            existing  on the Second  Restatement
                                            Date or at any time thereafter, with
                                            Total    Assets    for   any    such
                                            Subsidiary,  determined  at the date
                                            of  presentation  of its  respective
                                            quarterly    unaudited   or   annual
                                            audited  financial  statements,   in
                                            excess  of DM  35,000,000  (Deutsche
                                            Mark Thirty-Five Million).

"Margin" means, with respect to that portion of the Loan that is denominated in Deutsche Mark, 2.75% (two and three-quarters of one percent) per annum and, with respect to that portion of the Loan that is denominated in U.S. Dollars, 2.875% (two and seven-eighths of one percent) per annum.

"Material Adverse Effect"                   means a material adverse effect on:

                                            (a)    the   financial    condition,
                                                   business,    operations    or
                                                   properties  of any  specified
                                                   Person or a  specified  group
                                                   of Persons, taken as a whole;
                                                   or

                                            (b)    the  ability of the  Borrower
                                                   to    meet    its    payment,
                                                   Collateral       or      Lien
                                                   obligations     under    this
                                                   Agreement  or any other  Loan
                                                   Document.

"Mirror Notes"                              means  that   certain   (a)
                                            Second-Tier Senior Mirror Note dated
                                            as  of  October  20,  1993,  in  the
                                            original    principal    amount   of
                                            $250,000,000    executed    by   the
                                            Borrower  payable  to the  order  of
                                            Kronos and (b) Second-Tier  Discount
                                            Mirror  Note dated as of October 20,
                                            1993,  in  the  original   principal
                                            amount of  $187,500,000  executed by
                                            the Borrower payable to the order of
                                            Kronos, in the forms attached hereto
                                            as EXHIBIT B.

"Multiemployer Plan"                        means a multiemployer  plan as
                                            such  term  is  defined  in  Section
                                            4001(a)(3) of ERISA.

"Net Income"                                means  net  income  of  the
                                            Borrower and its  Subsidiaries  on a
                                            consolidated   basis  in  conformity
                                            with German GAAP.

"Net Proceeds"                              means, with respect to the
                                            Disposition  of Stock  or any  other
                                            asset by any Person,  Gross Proceeds
                                            of  such  Disposition  less  (i) all
                                            reasonable    fees   and    expenses
                                            actually  incurred  pursuant  to  an
                                            arm's     length     agreement    or
                                            arrangement,    including,   without
                                            limitation,    customary   brokerage
                                            commissions,  charges  or fees,  and
                                            (ii)  all  taxes,  excluding  income
                                            taxes.

"NL Debt Offering"                          means the offering of the NL Notes.

"NL Debt  Offering  Expenses"               means the
                                            reasonable    fees   and    expenses
                                            incurred  relating  to the  NL  Debt
                                            Offering.

"NL Guaranty"                               means the Guaranty  dated
                                            as of the  Second  Restatement  Date
                                            executed by NL  Industries to and in
                                            favor of the  Agent,  as  amended or
                                            supplemented from time to time.

"NL Industries"                             means  as set  forth in
                                            the second paragraph of the preamble
                                            of this Agreement.

"NL/Kronos Guaranty"                        means the Guaranty  dated
                                            as of March 22, 1991, executed by NL
                                            Industries  and  Kronos  (US)  (then
                                            known  as  Kronos,  Inc.)  to and in
                                            favor of the Agent.

"NL Notes"                                  means  the  senior   secured
                                            notes   due  2003  and  the   senior
                                            secured   discount  notes  due  2005
                                            issued by NL Industries  pursuant to
                                            the Indentures.

"NL Subordinated Loan"                      means   the
                                            unsecured and  subordinated  loan in
                                            the    principal    amount   of   DM
                                            260,000,000   (Deutsche   Mark   Two
                                            Hundred  Sixty  Million)  made by NL
                                            Industries  to  the  Borrower  on or
                                            before the Second  Restatement  Date
                                            pursuant to the NL Subordinated Note
                                            and the Subordination Agreement.

"NL Subordinated Note"                      means   that
                                            certain  Zero  Coupon   Subordinated
                                            Promissory  Note dated  January  31,
                                            1997,  in  the  original   principal
                                            amount of DM  260,000,000  (Deutsche
                                            Mark Two Hundred Sixty Million) made
                                            by the Borrower payable to the order
                                            of NL Industries which evidences the
                                            NL Subordinated Loan.

"NL Undertaking"                            means the  Amended and
                                            Restated     Undertaking    of    NL
                                            Industries,  Inc.  dated as of First
                                            Restatement     Date     among    NL
                                            Industries, the Agent and the Banks,
                                            as amended or supplemented from time
                                            to time.

"Non-U.S. Employee Plans"                   means all employee
                                            pension  benefit and welfare benefit
                                            plans of the Borrower or any of its

                                            Subsidiaries   including,    without
                                            limitation,  severance  pay,  plans,
                                            policies,  agreements  or  programs,
                                            governed by laws other than the laws
                                            of the United  States  applicable to
                                            or   covering   current   or  former
                                            employees   or   directors   of  the
                                            Borrower or any Subsidiaries.

"Nordenham Mortgage"                        means   Land    Charges
                                            executed by Kronos Titan pursuant to
                                            which  Liens   affecting   the  real
                                            properties  (and  plant)  of  Kronos
                                            Titan located in Nordenham,  Germany
                                            are  created  in favor of the  Agent
                                            and other agreements,  documents and
                                            instruments relating thereto.

"Notice of Borrowing"                       means as set forth in
                                            SECTION 4.02(C).

"Operating Subsidiaries"                    means as set forth in
                                            SECTION 16.09(F).

"Original Agreement"                        means as set forth in the
                                            third  paragraph  of the preamble of
                                            this Agreement.

"Original Currency"                         means as set forth in SECTION 12.03.

"Other Currency"                            means as set forth in SECTION 12.03.

"PBGC"                                      means the Pension  Benefit  Guaranty
                                            Corporation,    or   any   successor
                                            thereto.

"Pension Benefit Plan"                      means  an  employee
                                            pension   benefit  plan  within  the
                                            meaning of Section 3(2) of ERISA.

"Permitted Indebtedness"                    means, with respect to
                                            the Borrower and any Subsidiary:

                                            (a)    Indebtedness   described   on
                                                   SCHEDULE  2  attached  hereto
                                                   (other than  working  capital
                                                   indebtedness  of the Borrower
                                                   and any  Subsidiary set forth
                                                   in CLAUSE (D) below and other
                                                   than Subordinated Debt);

                                            (b)    trade  payables  incurred and
                                                   payable   in   the   ordinary
                                                   course  of  business  and  on
                                                   customary  terms  and  rental
                                                   obligations under Capital

                                                   Leases   relating  solely  to
                                                   personal property acquired by
                                                   the     Borrower    or    any
                                                   Subsidiary  in  the  ordinary
                                                   course of business;

                                            (c)    Indebtedness    arising    or
                                                   existing   pursuant  to  this
                                                   Agreement;

                                            (d)    unsecured (except as provided
                                                   in  this  CLAUSE  (D)  below)
                                                   working capital  Indebtedness
                                                   of  the   Borrower   and  its
                                                   Subsidiaries  maturing in all
                                                   cases no more  than 3 (three)
                                                   years from the date  incurred
                                                   or issued, including, without
                                                   limitation,   the   aggregate
                                                   face   amounts   (funded   or
                                                   unfunded)  of all standby and
                                                   documentary     letters    of
                                                   credit;  provided,   however,
                                                   that such  unsecured  working
                                                   capital   Indebtedness  shall
                                                   not  exceed in the  aggregate
                                                   DM 80,000,000  (Deutsche Mark
                                                   Eighty  Million)  at any time
                                                   outstanding;   and  provided,
                                                   further,  however,  that  any
                                                   such     working      capital
                                                   Indebtedness    incurred   by
                                                   Kronos Canada, Inc. shall not
                                                   exceed  Cdn.  $10,000,000  in
                                                   aggregate principal amount at
                                                   any time  outstanding and may
                                                   be   secured   by  the   Lien
                                                   referred  to in CLAUSE (H) of
                                                   the  definition  of the  term
                                                   "Permitted Liens";

                                            (e)    any    refinancing   of   the
                                                   Indebtedness in the foregoing
                                                   CLAUSES  (A)   through   (D),
                                                   provided, however, that, with
                                                   respect    to    Indebtedness
                                                   described  in CLAUSE (A) such
                                                   refinancing  shall  not:  (i)
                                                   (A)  include an  increase  in
                                                   Indebted  ness,  (B)  include
                                                   any  decrease,  reduction  or
                                                   shortening    of   the   then
                                                   remaining   term  over  which
                                                   such      Indebtedness     is
                                                   amortized,  (C)  include  any
                                                   increase  in  the  amount  or
                                                   frequency     of    principal
                                                   payments        of       such
                                                   Indebtedness, and (ii) result
                                                   in  a  Default   under   this
                                                   Agreement,  unless  otherwise
                                                   approved  in  writing  by the
                                                   Majority   Banks   in   their
                                                   reasonable discretion;

                                            (f)    Indebtedness between or among
                                                   any  of the  Borrower  and/or
                                                   its Subsidiaries;

                                            (g)    Indebtedness  of the Borrower
                                                   evidenced   by   the   Mirror
                                                   Notes; and

                                            (h)    Subordinated  Debt as defined
                                                   in   CLAUSE    (A)   of   the
                                                   definition    of   the   term
                                                   "Subordinated Debt."

"Permitted Liens"                           means:

                                            (a)    Liens  existing on the Second
                                                   Restatement   Date   and  set
                                                   forth in SCHEDULE 3;

                                            (b)    Liens existing on property at
                                                   the  time of its  acquisition
                                                   (other  than  any  such  Lien
                                                   created in  contemplation  of
                                                   or   connection   with   such
                                                   acquisition);

                                            (c)    extensions,    renewals   and
                                                   replacements     of     Liens
                                                   referred  to in  CLAUSES  (A)
                                                   and (B) above,  provided that
                                                   any such  extension,  renewal
                                                   or  replacement is limited to
                                                   the    property   or   assets
                                                   covered by the Lien extended,
                                                   renewed or replaced  and does
                                                   not secure  any  Indebtedness
                                                   in     addition    to    that
                                                   originally  secured,  in  the
                                                   case of Liens  referred to in
                                                   CLAUSE (A)  above,  as of May
                                                   30,  1990 and, in the case of
                                                   Liens  referred  to in CLAUSE
                                                   (B)  above,  at the time when
                                                   such   Liens   are  or   were
                                                   originally     created     or
                                                   incurred;

                                            (d)    Liens imposed by law, such as
                                                   carriers',    warehousemen's,
                                                   materialmen's,    landlords',
                                                   and mechanics' Liens;  zoning
                                                   restrictions;      easements;
                                                   survey            exceptions;
                                                   reservations;  rights-of-way;
                                                   restrictions   on  use;   and
                                                   other similar Liens that were
                                                   not  incurred  in con nection
                                                   with the  borrowing of monies
                                                   or obtaining credit and that:

                                                   (i)    do    not    in    the
                                                          aggregate   materially
                                                          detract    from    the
                                                          value,  or  materially
                                                          impair the use, of the
                                                          property  or assets to
                                                          which    such    Liens
                                                          attach; or

                                                   (ii)   are being contested in
                                                          good      faith     by
                                                          appropriate
                                                          proceedings,     which
                                                          proceedings  have  the
                                                          effect  of  preventing
                                                          the forfeiture or sale
                                                          of  the   property  or
                                                          assets subject to such
                                                          Lien;

                                            (e)    Liens  securing taxes not yet
                                                   due  or  being  contested  in
                                                   good  faith  by   appropriate
                                                   proceedings,            which
                                                   proceedings  have the  effect
                                                   of preventing  the forfeiture
                                                   or  sale of the  property  or
                                                   assets  subject to such Liens
                                                   and where  adequate  reserves
                                                   are      established      and
                                                   maintained   if  required  in
                                                   accordance  with German GAAP;
                                                   provided,  however, that none
                                                   of the Liens  referred  to in
                                                   this  CLAUSE (E) may,  at any
                                                   time, attach or relate to any
                                                   property  or  assets  of  any
                                                   Subsidiary  of  the  Borrower
                                                   except to the extent that the
                                                   taxes  secured   thereby  are
                                                   attributable  to and  owed by
                                                   such  Subsidiary  or are owed
                                                   to the taxing  authorities of
                                                   the  country  in  which  such
                                                   Subsidiary is organized;

                                            (f)    Liens  arising in  connection
                                                   with  workman's  compensation
                                                   laws or  similar  legislation
                                                   or  progress  payments  under
                                                   government     con    tracts,
                                                   deposits to secure  public or
                                                   statutory  obligations of the
                                                   Borrower   or   any   of  its
                                                   Subsidiaries,  or deposits as
                                                   security for contested import
                                                   duties;

                                            (g)    obligations under conditional
                                                   sale   agreements,    Capital
                                                   Leases  or   reservation   of
                                                   title    or    other    title
                                                   retention agreements relating
                                                   solely to  personal  property
                                                   acquired  by the  Borrower or
                                                   any    Subsidiary    in   the
                                                   ordinary course of business;

                                            (h)    Liens  affecting the property
                                                   of   Kronos   Canada,    Inc.
                                                   securing    working   capital
                                                   Indebtedness  not  to  exceed
                                                   Cdn. $10,000,000 in aggregate
                                                   principal  amount at any time
                                                   outstanding;

                                            (i)    other  Liens if  approved  by
                                                   the Majority  Banks, in their
                                                   sole discretion; and

                                            (j)    Liens in  favor of the  Agent
                                                   and the Banks  under the Loan
                                                   Documents.

"Person" means an individual, a corporation, a partnership, joint venture, or a trust, unincorporated organization or  association  or mutual  company,
                                            joint stock company,  estate,  trust
                                            or other  organization,  whether  or
                                            not  a  legal  entity,  including  a
                                            government or political  subdivision
                                            or  an  agency  or   instrumentality
                                            thereof.

"Pledge Agreement"
or  "Pledge  Agreements"                    means the pledge agreement or pledge
                                            agreements   executed   or   to   be
                                            executed  by NL  Industries  and the
                                            Pledgors  in  accordance   with  the
                                            Original   Agreement,    the   First
                                            Approval   Agreement,    the   First
                                            Restated   Agreement,   the   Second
                                            Approval Agreement or this Agreement
                                            (including,    without   limitation,
                                            SECTION  16.34 and  ARTICLE  17), as
                                            amended or supplemented from time to
                                            time.

"Pledged Subsidiary"
or "Pledged Subsidiaries"                   means,
                                            individually or  collectively,  each
                                            of the following Subsidiaries of the
                                            Borrower  (unless  amended  with the
                                            consent of the Majority Banks):

                                            (a)    NL  Industries  (Deutschland)
                                                   GmbH;

                                            (b)    Kronos Chemie GmbH;

                                            (c)    Societe    Industrielle    du
                                                   Titane, S.A.;

                                            (d)    Kronos Europe S.A./N.V.;

                                            (e)    Kronos Norge A/S;

                                            (f)    Kronos Limited;

                                            (g)    Kronos Canada, Inc.;

                                            (h)    2927527 Canada Inc.;

                                            (i)    2969157 Canada Inc.;

                                            and   any   Subsidiaries,    whether
                                            existing  on the Second  Restatement
                                            Date  or  at  any  time  thereafter,
                                            which  become  Pledged  Subsidiaries
                                            pursuant to SECTION
                                            16.34.

"Pledgors"                                  means   the   Borrower   and   those
                                            Subsidiaries which have delivered or
                                            will  deliver  a pledge of the Stock
                                            of any of the  Pledged  Subsidiaries
                                            pursuant   to   SECTION   16.34  and
                                            ARTICLE 17.

"Primary Syndication Completion Date"       means
                                            the Primary  Syndication  Completion
                                            Date as such term is  defined in the
                                            Original Agreement.

"Principal Shareholder"                     means, with respect to
                                            the  Borrower,  any  Person who owns
                                            directly   more   than  50%   (fifty
                                            percent) of the voting  Stock of the
                                            Borrower (whether such Stock is held
                                            in the  name  of such  Person  or is
                                            held in the name of  another  Person
                                            for the benefit of such Person),  or
                                            if no Person owns such percentage of
                                            voting   Stock,   that   Person  who
                                            directly   owns  an  amount  of  the
                                            Borrower's    voting   Stock   which
                                            exceeds  the  amount  of such  Stock
                                            owned    directly   by   any   other
                                            stockholder  (whether  such Stock is
                                            held in the name of such  Person  or
                                            is  held  in  the  name  of  another
                                            Person  for  the   benefit  of  such
                                            Person).

"Reference Banks"                           means the principal London or
                                            Luxembourg office of:

                                            (a)    Hypobank International S.A.;

                                            (b)    Bankers Trust Company; and

                                            (c)    Arab Banking Corporation;

                                            provided  that, if the Commitment of
                                            any  Reference  Bank  is  terminated
                                            pursuant  to this  Agreement  or any
                                            Reference  Bank  ceases to be a Bank
                                            or  ceases  to  act  as a  Reference
                                            Bank, the Agent, with the consent of
                                            the  Borrower,  which  consent shall
                                            not  be  unreasonably   withheld  or
                                            delayed,  shall select  another Bank
                                            to   serve  as  a   Reference   Bank
                                            hereunder.

"Regulation D"                              means Regulation D of the Federal
                                            Reserve.

"Relevant Date"                             means,  with  respect  to any
                                            amounts   denominated   or   to   be
                                            denominated  in  U.S.   Dollars,   a
                                            Drawdown  Date  or the  date  of any
                                            redenomination  or payment  pursuant
                                            to this Agreement in U.S. Dollars or
                                            the  date of any  other  calculation
                                            with  respect  to U.S.  Dollars,  as
                                            applicable.

"Repayment Date"                            means  each of the  days  for
                                            repayment of the Loan or any portion
                                            thereof  referred  to in  ARTICLE 9,
                                            provided that if any such day is not
                                            a   Business   Day,   the   relevant
                                            Repayment  Date  shall  be the  next
                                            succeeding Business Day.

"Repayment Installment"                     means each installment
                                            for repayment or amount of repayment
                                            of the Loan or any  portion  thereof
                                            required pursuant to or described in
                                            ARTICLE 9.

"Restricted Capital  Amount"                means,  as of  the
                                            date of determination, the aggregate
                                            amount   of   Restricted    Payments
                                            permitted to be paid by the Borrower
                                            on   or    after    the    date   of
                                            determination as Restricted Payments
                                            pursuant to SECTION
                                            16.20(B).

"Restricted Payments"                       means:

                                            (a)    with  respect  to  any  Stock
                                                   issued by any Person,

                                                   (i)    the        retirement,
                                                          redemption,   purchase
                                                          or  other  acquisition
                                                          for value

                                                          (directly           or
                                                          indirectly)   of   any
                                                          such   Stock   (except
                                                          Stock   acquired  upon
                                                          conversion  into other
                                                          shares of such Stock);
                                                          and

                                                   (ii)   the   declaration   or
                                                          payment     of     any
                                                          dividend    or   other
                                                          distribution,
                                                          including          any
                                                          distribution        of
                                                          assets,    properties,
                                                          cash,          rights,
                                                          obligations         or
                                                          securities,  but other
                                                          than    dividends   or
                                                          distributions  payable
                                                          solely  in  shares  of
                                                          such Stock, on or with
                                                          respect  to  any  such
                                                          Stock;

                                            (b)    payments  of   principal   or
                                                   interest  on or with  respect
                                                   to any Subordinated Debt;

                                            (c)    Investments  by the  Borrower
                                                   or  any   Subsidiary   in  an
                                                   Affiliate,   other  than  the
                                                   Borrower  or any  Subsidiary,
                                                   consisting of  investments in
                                                   the  capital  stock  of  such
                                                   Affiliate  or  loans  to such
                                                   Affiliate (exclusive of trade
                                                   payables   and    contractual
                                                   obligations  not for borrowed
                                                   money    incurred   by   such
                                                   Affiliate   in  the  ordinary
                                                   course of business); and

                                            (d)    for   purposes   of   SECTION
                                                   16.20(A)  only, the Liquidity
                                                   Undertaking Credit.

"Revolving Commitment"
or "Revolving Commitments"                  means,  in relation to
                                            each Bank,  the several  obligations
                                            of such Bank, and in relation to all
                                            Banks, the aggregate  obligations of
                                            such Banks,  subject to the terms of
                                            this  Agreement,  to make  available
                                            its portion of the Revolving Portion
                                            to be made under this  Agreement  up
                                            to the  aggregate  principal  amount
                                            specified  in  SCHEDULE  1,  to  the
                                            extent not reduced or canceled under
                                            this Agreement.

"Revolving Portion"                         means that  portion of the
                                            principal of the Loan in the maximum
                                            amount   of   (a)   DM   230,000,000
                                            (Deutsche

                                            Mark Two Hundred Thirty Million) for
                                            the    period    from   the   Second
                                            Restatement  Date through  March 14,
                                            2000 or (b) DM 105,000,000 (Deutsche
                                            Mark One Hundred  Five  Million) for
                                            the  period   from  March  15,  2000
                                            through  September  14, 2000,  which
                                            portion  includes  the Kronos  Titan
                                            Revolving  Portion  and may be, from
                                            time to time,  prepaid  pursuant  to
                                            SECTION 8.02 and reborrowed pursuant
                                            to SECTION 2.04; provided,  however,
                                            that each of the  amounts  set forth
                                            in  CLAUSES  (A) and  (B)  preceding
                                            shall be automatically reduced by an
                                            aggregate   amount   equal  to  300%
                                            (three   hundred   percent)  of  the
                                            cumulative   total  of  the   Excess
                                            Adjusted  Restricted  Payments which
                                            have  been,   as  of  any  date  but
                                            subject to the 30 (thirty)  day cure
                                            period  specified in the  definition
                                            of   "Excess   Adjusted   Restricted
                                            Payments",  paid  or  made  or  have
                                            otherwise  arisen or  existed  on or
                                            after   January   1,   1996,   which
                                            reduction in the  Revolving  Portion
                                            shall   occur   automatically   upon
                                            expiration  of the 30  (thirty)  day
                                            cure   period   applicable   to  the
                                            payment,  making,  arising  or other
                                            existence   of  each   such   Excess
                                            Adjusted Restricted Payment.

"Revolving Portion  Availability"           means, at any
                                            time,  the  principal  amount of the
                                            Revolving   Portion  that  has  been
                                            prepaid pursuant to SECTION 2.04 and
                                            is not then outstanding.

"Second Amendment  Agreement"               means  as set
                                            forth in the third  paragraph of the
                                            preamble of this Agreement.

"Second Approval Agreement"                 means   the
                                            Approval  Agreement dated as of June
                                            21, 1996,  among the  Borrower,  the
                                            requisite  Banks who are signatories
                                            thereto, the Agent and the Co-Agent.

"Second Prepayment"                         means the prepayment of
                                            the  Loan in the  Second  Prepayment
                                            Amount pursuant to SECTION 2.01(B).

"Second Prepayment Amount"                  means    DM
                                            150,000,000   (Deutsche   Mark   One
                                            Hundred Fifty Million).

"Second Restatement Date"                   means January 31,
                                            1997, the date of this Agreement (as
                                            unamended).

"Service Contract"                          means   the   agreement
                                            between  Bayer  AG,  Leverkusen  and
                                            Kronos  Titan  -  GmbH,  Leverkusen,
                                            dated June 21,  1952,  as amended on
                                            September    9,    1971    and    as
                                            supplemented  on December  29, 1983,
                                            and  as  supplemented  on  June  30,
                                            1995.

"Special Purpose Account"                   has the meaning set
                                            forth in the Special Purpose Account
                                            Agreement.

"Special Purpose Account Agreement"         means the
                                            Amended and Restated Special Purpose
                                            Account  Agreement  dated  as of the
                                            First   Restatement  Date  among  NL
                                            Industries, Kronos, the Borrower and
                                            the    Agent,    as    amended    or
                                            supplemented from time to time.

"Spot Rate"                                 means,  with  respect  to any
                                            day,  the  rate  determined  on such
                                            date  on the  basis  of the  offered
                                            rates,    as    reflected   on   the
                                            appropriate   BHFX  display  of  the
                                            Reuter  Monitor  Money Rates Service
                                            at or about 1:00 p.m. Frankfurt time
                                            (a)    with     respect    to    the
                                            determination  of the Deutsche  Mark
                                            Amount,  to purchase  Deutsche  Mark
                                            with  U.S.   Dollars  and  (b)  with
                                            respect to the  determination of the
                                            Equivalent  Amount, to purchase U.S.
                                            Dollars with Deutsche Mark, provided
                                            that,  if at least two such  offered
                                            rates  appear on such  display,  the
                                            rate shall be the arithmetic mean of
                                            such  offered  rates and, if no such
                                            offered rates are so displayed,  the
                                            Spot Rate shall be determined by the
                                            Agent on the basis of the arithmetic
                                            mean of such offered rates  notified
                                            to the Agent by the Reference  Banks
                                            in  accordance   with  their  normal
                                            practice.

"Stock" means, with respect to any Person, any capital stock or other equity rights, bonds, notes or other instruments convertible into capital stock or other equity interests, and options, warrants or other rights to acquire capital stock or other equity interests.

"Subordinated Debt"                         means    the     following
                                            Indebtedness   (exclusive   of   the
                                            Indebtedness   of  the  Borrower  to
                                            Kronos   evidenced   by  the  Mirror
                                            Notes):

                                            (a)    Indebtedness (if any) owed by
                                                   the Borrower to Kronos and/or
                                                   NL  Industries  in respect of
                                                   loans  to the  Borrower  from
                                                   Kronos  and/or NL  Industries
                                                   made    after    the    First
                                                   Prepayment Date if and to the
                                                   extent that (i) the  proceeds
                                                   of such  loans are  deposited
                                                   by    Kronos     and/or    NL
                                                   Industries  into the  Special
                                                   Purpose  Account  (or,  if so
                                                   agreed  by  the  Agent,  into
                                                   another  special,  restricted
                                                   account   of   the   Borrower
                                                   maintained at, and acceptable
                                                   to,  the Agent from which the
                                                   Borrower    may   not    make
                                                   withdrawals    or   otherwise
                                                   direct  distributions  except
                                                   with  respect to any interest
                                                   to accrue thereon),  and (ii)
                                                   such  proceeds are applied to
                                                   the Loans in accordance  with
                                                   the Special  Purpose  Account
                                                   Agreement;

                                            (b)    Indebtedness (if any) owed by
                                                   the Borrower to Kronos and/or
                                                   NL  Industries  in respect of
                                                   loans  to the  Borrower  from
                                                   Kronos  and/or NL  Industries
                                                   made    after    the    First
                                                   Prepayment  Date obtained for
                                                   general corporate purposes or
                                                   made  to   comply   with  the
                                                   obligations  of Kronos and/or
                                                   NL   Industries   under   the
                                                   Liquidity Undertaking,  which
                                                   Indebtedness is not otherwise
                                                   permitted      under      the
                                                   definition    of   "Permitted
                                                   Indebtedness" or described in
                                                   CLAUSE (A) of this definition
                                                   of "Subordinated Debt";

                                            (c)    the Kronos  Subordinated Loan
                                                   and the NL Subordinated Loan;
                                                   and

                                            (d)    other  Indebtedness  approved
                                                   by  the  Majority   Banks  as
                                                   Subordinated Debt.

"Subordinated Loan  Documents"              means    the
                                            Subordination   Agreement,   the  NL
                                            Subordinated  Note  and  the  Kronos
                                            Subordinated Note, true, correct and
                                            complete photocopies of which (other
                                            than  the  Subordination  Agreement)
                                            are attached hereto as EXHIBIT C.

"Subordination Agreement"                   means  the  Amended  and
                                            Restated      Subordination      and
                                            Contribution  Agreement  dated as of
                                            the First  Restatement Date among NL
                                            Industries, Kronos, the Borrower and
                                            the    Agent,    as    amended    or
                                            supplemented from time to time.

"Subsidiary"                                means any Person Controlled directly
                                            or indirectly by the Borrower.

"Tax Refund"                                means  the  German  income
                                            taxes   to  be   refunded   to   the
                                            Borrower,  if any,  pursuant  to its
                                            1990 German federal corporate income
                                            tax returns for  calendar  year 1990
                                            claiming  refunds  aggregating  more
                                            than DM 150,000,000 of German income
                                            taxes   previously   paid   by   the
                                            Borrower  and  certain  Consolidated
                                            Subsidiaries   for  calendar   years
                                            1988, 1989 and 1990.

"Taxes"                                     shall have the  meaning set forth in
                                            SECTION 11.01.

"Technology Undertaking"                    means the  Amended and
                                            Restated  Technology  and  Trademark
                                            Undertaking  dated  as of the  First
                                            Restatement   Date   among   Kronos,
                                            Kronos   (US)  and  the  Agent,   as
                                            amended or supplemented from time to
                                            time.

"Temporary Cash Investment"                 means    any
                                            Investment in (i) direct obligations
                                            of, or  obligations  guaranteed  by,
                                            the governments of Belgium,  Canada,
                                            Germany,  France, Norway, the United
                                            Kingdom or the United  States or any
                                            agency of any of the foregoing, (ii)
                                            commercial paper (including, without
                                            limitation,   Eurocommercial  paper)
                                            rated  in the  highest  grade  by an
                                            internationally   recognized  credit
                                            rating  agency,  (iii) time deposits
                                            (including,    without   limitation,
                                            Euro-deposits  and  certificates  of
                                            deposit),   with  prime   commercial
                                            banks of international standing, and
                                            (iv)  bonds  issued by  corporations
                                            and  financial   institutions   with
                                            obligations  rated at least  "AA" by
                                            an internationally recognized credit
                                            rating agency; provided, however, in
                                            each  case,   that  such  Investment
                                            matures  within  one  year  from the
                                            date of
                                            acquisition  thereof by the Borrower
                                            or its Subsidiary.

"Tentative Tax  Refund"                     means as set  forth in
                                            the Tentative Tax Refund Letter.

"Tentative Tax Refund
Availability Amount"                        means  as set  forth in the
                                            Tentative Tax Refund Letter.

"Tentative Tax Refund Letter"               means  that
                                            certain  letter  dated May 27, 1994,
                                            from the Borrower to the Agent.

"Term Portion"                              means that  portion of the
                                            principal of the Loan other than the
                                            Revolving Portion.

"Third Amendment Agreement"                 means  as set
                                            forth in the third  paragraph of the
                                            preamble of this Agreement.

"Third Party License Agreements"            shall have
                                            the  meaning  set  forth in  SECTION
                                            15.21.

"Total Assets"                              means  total  assets of the
                                            Borrower and its  Subsidiaries  on a
                                            consolidated   basis  in  conformity
                                            with German GAAP.

"Underwriting Agreement"                    means  the  Underwriting
                                            Agreement  dated as of  October  13,
                                            1993,   between  NL  Industries  and
                                            Salomon  Brothers  Inc.  executed by
                                            the  parties  thereto in  connection
                                            with  the  underwriting  of  the  NL
                                            Notes.

"U.S. Dollars  or  U.S.  $"                 means  lawful
                                            currency  of the  United  States  of
                                            America.

        When used in this Agreement:

        (a) A reference to a law, rule or regulation includes any amendment, supplement or modification to such law, rule or regulation and any successor to such law, rule or regulation;

        (b) A reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified, supplemented or restated from time to time in accordance with its terms and as permitted by this

               Agreement or has been amended, modified, supplemented or restated in accordance with its terms;

        (c) All article and section headings in this Agreement are for ease of reference only and shall be disregarded in the construction of this Agreement; and

        (d) A reference to a Person shall, unless otherwise provided, include its successors.

                                   ARTICLE 2.  THE FACILITY

2.01    (a)    The Banks  (or their  predecessors  in  interest)  previously
               granted,   through  their  respective  Lending  Offices,  to  the
               Borrower,  upon the terms and  subject to the  conditions  of the
               Original  Agreement  (as  and  to  the  extent  amended  by  this
               Agreement), the Loan in the maximum aggregate principal amount of
               DM 1,600,000,000 (Deutsche Mark One Billion Six Hundred Million),
               of which DM 1,100,000,000  (Deutsche Mark One Billion One Hundred
               Million) was outstanding as of the First  Restatement Date (prior
               to  giving  effect  to  the  First  Prepayment).   On  the  First
               Prepayment  Date and in accordance with SECTION 2.01 of the First
               Restated  Agreement,  but immediately  prior to the making of the
               First  Prepayment,  the Loan was  deemed to be  divided  into two portions, the Term Portion in the outstanding principal amount of
               DM  850,000,000  (Deutsche  Mark Eight Hundred Fifty Million) and
               the Revolving  Portion in the outstanding  principal amount of DM
               250,000,000  (Deutsche  Mark Two Hundred Fifty  Million).  On the
               First  Prepayment Date and in accordance with SECTION 2.01 of the
               First Restated  Agreement,  and promptly upon the consummation of the NL Debt Offering, NL Industries or Kronos wire transferred to the Agent (to the Agent's  account  specified  in SECTION  11.04)
               immediately  available  funds in the  amount  equal to the  First
               Prepayment Amount. The Borrower agreed that it had absolutely no control over such funds used to make the First Prepayment and that its estate was not, in any way, diminished as a result of such transfer of funds or the First Prepayment. Immediately upon the Agent's receipt of the First Prepayment, the First Prepayment was applied in accordance with SECTION 2.1 of the First Restated
               Agreement as a prepayment of the principal of the Loan, as follows:

               (i) first, DM 400,000,000 (Deutsche Mark Four Hundred Million) of the First Prepayment Amount was applied to the Term Portion;

               (ii) second, DM 150,000,000 (Deutsche Mark One Hundred Fifty Million) of the First Prepayment Amount was applied to the Revolving Portion as a prepayment of the Loans pursuant to
                      SECTION 8.02; and

               (iii) third, an amount equal to DM 2,000,000 (Deutsche Mark Two Million) of the First Prepayment Amount was applied to the Term Portion.

               After giving effect to such application of the First Prepayment and other prepayments made in accordance with the First Restated Agreement, the outstanding principal balance of the Term Portion was, immediately prior to the Second Restatement Date, DM 395,537,463 (Deutsche Mark Three Hundred Ninety-Five Million Five Hundred Thirty-Seven Thousand Four Hundred Sixty-Three).

        (b) The Banks shall continue to maintain the Loan in accordance with and subject to the terms and provisions of this Agreement. On or before the Second Restatement Date, NL Industries shall wire transfer to the Agent's account with respect to payments in
               Deutsche Mark specified in SECTION 11.04, in immediately available funds, proceeds of the NL Subordinated Loan in the amount equal to the Second Prepayment Amount. The Borrower agrees that it shall have absolutely no control over such funds used to make the Second Prepayment and that its estate shall not be, in any way, diminished as a result of such transfer of funds or the Second Prepayment. Immediately upon the Agent's receipt of the
               Second Prepayment, the Second Prepayment shall be promptly and automatically applied by the Agent as a prepayment of the principal of the Term Portion of the Loan as follows: first, DM 20,000,000 (Deutsche Mark Twenty Million) of the Second Prepayment Amount shall be applied as a mandatory prepayment of a portion of the amount equal to the Tax Refund in accordance with
               SECTION 8.01(D) and, second, DM 130,000,000 (Deutsche Mark One Hundred Thirty Million) of the Second Prepayment Amount shall be applied as a mandatory prepayment pursuant to SECTION 8.01(H). Also concurrently herewith, the Borrower shall cause NL Industries to wire transfer to the Borrower's account number
               5803610284 maintained at Bayerische Hypotheken-und Wechselbank AG, Munich, in immediately available funds, the remainder of the proceeds of the NL Subordinated Loan in the amount of DM 110,000,000 (Deutsche Mark One Hundred Ten Million), which proceeds shall be available for general corporate purposes of the Borrower without any restriction on use of proceeds imposed by any Affiliate of the Borrower. The proceeds of the Kronos Subordinated Loan in the amount of DM 25,000,000 (Deutsche Mark Twenty-Five Million) also shall be available for working capital purposes of the Borrower without any restriction on use of proceeds imposed by any Affiliate of the Borrower.

2.02 Upon the terms and subject to the conditions of this Agreement, the Revolving Portion shall be made available to the Borrower severally by each Bank in the amount of such Bank's Revolving Commitment under this Agreement.

2.03 The failure of any Bank to perform its obligations under this Agreement shall not affect the obligations of the Borrower toward the Agent or any other Bank or the obligations of any other Bank toward the Borrower, nor shall the Agent or any other Bank be liable for the failure of such Bank to perform its obligation under this Agreement.

2.04    (a)    The Revolving  Portion may be, from time to time,  prepaid in whole  or in part  at the  option  of the  Borrower  pursuant  to
               SECTION  8.02  and  thereafter  the  amounts  so  prepaid  may be reborrowed  pursuant  to,  and in  compliance  with all terms and conditions  of,  SECTION  2.04 and the other  provisions  of this
               Agreement.  Notwithstanding anything to the contrary contained in
               SECTION 2.04 or elsewhere  in this  Agreement,  the amount of the
               Loan that may be reborrowed  by the Borrower  pursuant to SECTION
               2.04  at  any  time  shall  not  exceed  the  Revolving   Portion
               Availability at such time. The Borrower may not reborrow any amounts prepaid pursuant to SECTION 8.01 or any other provision of this Agreement (other than SECTION 8.02, to the extent permitted in the immediately preceding sentences). The Borrower and the Banks hereby acknowledge and agree that, as of the Second
               Restatement Date and after giving effect to the prepayment in an amount equal to the Tax Refund as referred to in SECTION 8.01(D), the Revolving Portion Availability is DM 29,928,000 (Deutsche
               Mark  Twenty-Nine  Million  Nine Hundred  Twenty-Eight  Thousand)
               (i.e., the remainder of DM 230,000,000, the maximum principal amount of the Revolving Portion as of the Second Restatement
               Date, minus DM 200,072,000, the outstanding principal amount of the Revolving Portion as of the Second Restatement Date).

        (b)    Upon the terms and  subject to the  conditions  set forth in this
               SECTION 2.04 and elsewhere in this Agreement (including, without limitation, the Borrower's satisfaction of all conditions precedent to such reborrowing), and upon request of the Borrower made pursuant to a Notice of Borrowing delivered to the Agent in compliance with SECTION 4.02(C), each Bank agrees, severally and not jointly, to make advances of the Revolving Portion (including the Kronos Titan Revolving Portion) to or for the account of the Borrower from the First Prepayment Date to August 15, 2000, by making such amounts available to the Agent on the respective Drawdown Dates therefor pursuant to SECTION 11.06; provided, however, that (i) the principal amount of each advance of the Revolving Portion made by each Bank pursuant to this SECTION 2.04 at any time may not exceed such Bank's pro rata share (based upon its Revolving Commitment as a percentage of the aggregate
               Revolving Commitments of all Banks) of the Revolving Portion Availability at such time and the aggregate principal amount of all advances of the Revolving Portion made by each Bank pursuant to this SECTION 2.04 and outstanding from time to time may not exceed such Bank's pro rata share (based upon its Revolving Commitment as a percentage of the aggregate Revolving Commitments of all Banks) of the Revolving Portion and (ii) the aggregate principal amount of all advances of the Revolving Portion made by all Banks pursuant to this SECTION 2.04 at any time may not exceed the Revolving Portion Availability at such time and the aggregate principal amount of all advances of the Revolving
               Portion made by all Banks pursuant to this SECTION 2.04 and outstanding from time to time may not exceed the aggregate Revolving Commitments of all Banks. Unless the Agent determines that any applicable condition precedent to any such reborrowing has not been satisfied, the Agent shall make the funds so received from the Banks available to the Borrower pursuant to SECTION 11.05; provided, however, that such funds consisting of drawdowns under the Kronos Titan Revolving Portion requested by Kronos Titan (together with the Borrower) shall be made available directly to Kronos Titan in accordance with
               SECTION 2.04(C). Each advance of the Revolving Portion made pursuant to this SECTION 2.04 shall be made as a part of a borrowing consisting of advances made by the Banks in accordance with their respective pro rata shares thereof; provided, however, that the failure of any Bank to advance its pro rata share of any such advance shall not in itself relieve any other Bank of its obligation under this SECTION 2.04 (it being agreed, however, that no Bank shall be responsible for the failure of any other Bank to do so). Prior to August 15, 2000, the Borrower may repay and reborrow under this SECTION 2.04 and the Banks shall make advances in accordance with the terms of this Agreement. The Banks shall not be obligated to make any advances of the Revolving Portion under this SECTION 2.04 subsequent to the August 15, 2000.

        (c)    It is  acknowledged  and agreed by the parties hereto that Kronos
               Titan may utilize certain proceeds of drawdowns under the Revolving Portion. Accordingly, as of the Second Restatement Date, an amount of the Revolving Portion not to exceed DM 20,000,000 (Deutsche Mark Twenty Million) shall be designated as the "Kronos Titan Revolving Portion". The Kronos Titan Revolving Portion is, and shall be deemed to be for all purposes of this Agreement, a part of the Revolving Portion and is available to be drawn down by the Borrower in accordance with this Agreement. The Borrower and Kronos Titan agree that, notwithstanding anything to the contrary contained in this SECTION 2.04, the Borrower shall use its best efforts to ensure that the proceeds of all drawdowns under the Revolving Portion that are to be utilized by Kronos Titan, unless the Kronos Titan Revolving Portion is then fully drawn, shall be requested by Kronos Titan (together with the Borrower) to be advanced by the Agent directly to Kronos Titan. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, each of the Borrower and Kronos Titan hereby jointly and severally agrees to repay the principal of the Kronos Titan Revolving Portion, to pay all interest accrued on such principal that is outstanding from time to time and to pay all fees accrued with respect to the Kronos Titan Revolving Portion from time to time, all in accordance with the terms and provisions of this Agreement; provided, however, that Kronos Titan so agrees only if and to the extent that such indebtedness, liabilities and obligations relate to advances under the Kronos Titan Revolving Portion advanced directly to Kronos Titan. Furthermore, the Borrower acknowledges and agrees that advances of the Kronos Titan Revolving Portion to Kronos Titan shall directly benefit the Borrower to the same extent as if such advances had been made directly to the Borrower, and that the indebtedness, liabilities and obligations of the Borrower with respect to the Kronos Titan Revolving Portion shall be identical to the Borrower's indebtedness, liabilities and obligations with respect to the portion of the Revolving Portion that is not the Kronos Titan Revolving Portion.

2.05 The Borrower may, in connection with and concurrently with any Notice of Borrowing with respect to any reborrowing of the Revolving Portion pursuant to SECTION 2.04 and in connection with and concurrently with any selection of a new Interest Period pursuant to SECTION 5.02, deliver to the Agent a written request that such reborrowing or such portion of the Loan subject to such new Interest Period, as the case may be, be denominated or redenominated (as the case may be) in U.S. Dollars (as opposed to Deutsche Mark), provided, however, that the aggregate principal amount of the Loan at any time outstanding that is denominated in U.S. Dollars may not, without the prior written consent of the Banks that hold at least 80% (eighty percent) of the aggregate unpaid principal amount of the Loans, immediately upon giving effect to any such reborrowing or any such Interest Period, exceed the Base Deutsche Mark Amount of DM 350,000,000 (Deutsche Mark Three Hundred Fifty Million). Each such written request for a U.S. Dollar denominated tranche shall specify the Base Deutsche Mark Amount of such tranche. If such a written request for a U.S. Dollar denominated tranche is not received by the Agent at least five (5) Business Days prior to the proposed Drawdown Date, with respect to a Notice of Borrowing, or no later than 10:00 a.m., Luxembourg time, on the fourth (4th) Business Day prior to the beginning of the relevant Interest Period, with respect to the selection of a new Interest Period, then the tranche shall be denominated in Deutsche Mark, provided, however, that if the corresponding tranche for the Interest Period then ending is denominated in U.S. Dollars, then the tranche for the next succeeding Interest Period shall also be denominated in U.S. Dollars unless the Borrower notifies the Agent, pursuant to SECTION 5.02, that such tranche shall be redenominated in Deutsche Mark for the next succeeding Interest Period. Any agreement or obligation of the Banks to provide any portion of the Loan in Deutsche Mark or U.S. Dollars pursuant to this Agreement shall in all cases be subject to the condition that no circumstance described in SECTION 7.01 shall have occurred (as determined in good faith by the Agent) in the London interbank Euro-currency market or otherwise after request therefor by the Borrower and before the relevant Drawdown Date or the first day of the relevant Interest Period, as the case may be. If the Agent has determined that such a change has occurred, then it shall forthwith give notice thereof to the Borrower and each Bank and the procedures set forth in ARTICLE 7 shall be applicable.

2.06    (a)    If the Borrower requests  (pursuant to SECTION 2.05) that any reborrowing of the Revolving Portion (pursuant to SECTION 2.04) be denominated in U.S. Dollars, the Banks shall, subject to compliance by the Borrower with SECTION 2.05 and the other terms and conditions of this Agreement, make their advances of the reborrowing in U.S. Dollars in an aggregate amount equal to the Equivalent Amount of the Base Deutsche Mark Amount of the advances to be funded in U.S.
               Dollars.

        (b) In the event of any advance of the Loan being redenominated in whole or in part in U.S. Dollars for the next succeeding Interest Period and such advance having been denominated in Deutsche Mark during the Interest Period then ending, each Bank will make an amount equal to the Equivalent Amount in U.S. Dollars of the Base Deutsche Mark Amount of its advance (or the relevant portion thereof) to be denominated in U.S. Dollars during the next succeeding Interest Period available to the Agent on the first day of such next succeeding Interest Period. The Agent shall, subject to the provisions of SECTION 2.06(F), make each such amount of U.S. Dollars available to the Borrower on such date and in like currency and funds as received by the Agent from the Banks in the manner provided in SECTION 11.06, and the Borrower on the last day of the Interest Period then ending shall repay the amount of such advance (or the relevant portion thereof) outstanding in Deutsche Mark during the Interest Period then ending (with accrued interest thereon in Deutsche Mark).

        (c) In the event that (i) any advance of the Loan denominated in U.S. Dollars is to continue to be denominated in U.S. Dollars for the next succeeding Interest Period, and (ii) as of the last day of the Interest Period then ending, the aggregate Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars is more than one hundred and five percent (105%) of the aggregate Base Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars, then the Borrower shall repay to the Agent, on the last day of such Interest Period then ending, an amount of U.S. Dollars as will result in (after giving effect to such repayment) the aggregate Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars, as of the last day of the Interest Period then ending, being equal to one hundred percent (100%) of the aggregate Base Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars. The amount to be repaid by the Borrower pursuant to this SECTION 2.06(C) shall be in addition to any Repayment Installment or other amount due and payable by the Borrower on the last day of such Interest Period then ending. In the event that (A) any advance of the Loan denominated in U.S. Dollars is to continue to be denominated in U.S. Dollars for the next succeeding Interest Period, (B) as of the last day of the Interest Period then ending, the aggregate Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars is less than ninety-five percent (95%) of the aggregate Base Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars, and (C) no Default shall have occurred and be continuing as of the last day of the Interest Period then ending, then each Bank shall make available to the Agent, and the Agent shall make available to the Borrower, on the last day of such Interest Period then ending, such Bank's pro rata share (based upon its Commitment as a percentage of the aggregate Commitments of all Banks) of an amount of U.S. Dollars as will result in (after giving effect to the delivery of such amount to the Borrower) the aggregate Deutsche Mark

               Amount of all outstanding advances of the Loan then denominated in U.S. Dollars, as of the last day of the Interest Period then ending, being equal to one hundred percent (100%) of the aggregate Base Deutsche Mark Amount of all outstanding advances of the Loan then denominated in U.S. Dollars. The obligation of the Banks and the Agent to make such additional amounts available to the Agent and the Borrower, respectively, shall be subject, in all respects, to the condition precedent that no circumstances described in SECTION 7.01, as determined in good faith by the Agent, shall have occurred in the London interbank Euro-currency market or otherwise on or about the last day of such Interest Period then ending.

        (d) In the event of any advance of the Loan being redenominated in whole or in part in Deutsche Mark for the next succeeding Interest Period and such advance having been denominated in U.S. Dollars during the Interest Period then ending, each Bank will make its advance in Deutsche Mark in an amount equal to such Bank's pro rata share of the Base Deutsche Mark Amount of the aggregate advance to commence on the first day of such next succeeding Interest Period. The Agent shall, subject to the provisions of SECTION 2.06(F), make each such amount of Deutsche Mark available to the Borrower on such date and in like currency and funds as received by the Agent in the manner provided in
               SECTION 11.06, and the Borrower on the last day of the Interest Period then ending shall repay the amount of such advance (or the relevant portion thereof) outstanding in U.S. Dollars during the Interest Period then ending (with accrued interest therein on U.S. Dollars).

        (e) In the event that, with respect to any tranche requested to be denominated in U.S. Dollars, any of the events specified in
               SECTION 7.01 shall occur relating to U.S. Dollar deposits, then the Agent, with the consent of Majority Banks and by the giving of notice to the Borrower, may require that (i) each advance shall be made to the Borrower in Deutsche Mark in an amount equal to such Bank's pro rata share of the Base Deutsche Mark Amount of the aggregate advance requested to be made in U.S. Dollars, (ii) each advance which shall have been denominated in Deutsche Mark during the Interest Period then ending shall continue to be denominated in Deutsche Mark and (iii) each Bank shall make available to the Agent in Deutsche Mark the Base Deutsche Mark Amount of its advance which shall have been outstanding in U.S. Dollars during the Interest Period then ending on the first day of the next succeeding Interest Period. The Agent shall, subject to the provisions of SECTION 2.06(F), make such Base Deutsche Mark Amount available to the Borrower on the same date and in like currency and funds as received by the Agent from such Bank in the manner provided in SECTION 11.06 and the Borrower on the last day of the Interest Period then ending shall repay the amount of such advance denominated in U.S. Dollars during the Interest Period then ending (with accrued interest thereon in U.S. Dollars).

        (f) In the event the Borrower is required to repay any amounts on the last day of any Interest Period pursuant to this SECTION 2.06, the Agent shall make any amounts to be advanced by the Banks available to the Borrower on the first day of the next succeeding Interest Period only if the Agent receives, concurrently therewith in accordance with this Agreement, the relevant amounts to be repaid by the Borrower pursuant to this SECTION 2.06. The Borrower hereby agrees that it shall indemnify the Agent and each Bank, and hold the Agent and each Bank harmless from and against, any and all funding or foreign exchange costs, losses or expenses that the Agent and the Banks may suffer, sustain or incur as a consequence of a failure by the Borrower to promptly pay, when due, any amounts required to be paid by the Borrower.

                                ARTICLE 3.  PURPOSE OF THE LOAN

        The Borrower represents and warrants that the proceeds of the Loan initially were used to refinance all of its then outstanding bank indebtedness and certain of its then existing indebtedness (including principal and accrued interest) to Kronos (US) (then known as Kronos, Inc.), and that the remaining proceeds of the Loan in excess of the amount needed to refinance such indebtedness were used exclusively for its general corporate purposes. The Borrower shall use the entire proceeds of each reborrowing under the Revolving Portion exclusively for its general corporate purposes (including, without limitation, to make Restricted Payments permitted under SECTION 16.20).

                   ARTICLE 4.  CONDITIONS PRECEDENT AND NOTICE OF BORROWING

4.01    (a)    Reference  is hereby made to Sections  4.01(a),  4.01(b) and
               4.01(c) of the First Restated Agreement, which Section 4.01(a) contains certain conditions of the First Restated Agreement, and which Sections 4.01(a), 4.01(b) and 4.01(c) are incorporated herein by reference.

        (b) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, this Agreement shall become effective when (and shall not become effective unless and until) each of the following conditions precedent are satisfied to the reasonable satisfaction of the Agent:

               (i) The Agent shall have received the following documents, as appropriately executed, delivered and (where applicable) completed to its reasonable satisfaction (except that any such condition precedent set forth in this CLAUSE (I) may be waived by the Agent, subject to any post-closing documentation requirements imposed by the Agent):

                             (A) amendment and restatement, amendment and/or reaffirmation of each of the Pledge Agreements executed by the  Borrower or, with respect to the Pledge
                                    Agreement   relating  to  the  Stock  of  NL
                                    Industries  (Deutschland) GmbH pledged by NL
                                    Industries,  executed by NL Industries, each
                                    of  which   amendments   and   restatements,
                                    amendments and/or reaffirmations shall be in
                                    the  applicable   form  attached  hereto  as
                                    EXHIBIT D, together with such agreements, documents and instruments as may reasonably be required by the Agent in connection what the Pledge Agreements;

                             (B) amendment and/or reaffirmation of each of the Guaranties (other than the NL/Kronos Guaranty which has been fully performed) executed by Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc., each of which amendments and/or reaffirmations shall be in the applicable form attached hereto as EXHIBIT E;

                             (C) Second Amended and Restated Technology and Trademark Undertaking executed by Kronos and Kronos (US), which agreement shall be in the form attached hereto as EXHIBIT F;

                             (D) amendment and restatement, amendment and/or reaffirmation of the Amended and Restated Subordination and Contribution Agreement executed by NL Industries, Kronos and the Borrower, which amendment and restatement, amendment and/or reaffirmation shall be in the form attached hereto as EXHIBIT G;

                             (E) amendment and restatement, amendment and/or reaffirmation of the Amended and Restated Liquidity Undertaking executed by NL Industries, Kronos and the Borrower, which amendment and restatement, amendment and/or reaffirmation shall be in the form attached hereto as EXHIBIT H;

                             (F) amendment and restatement, amendment and/or reaffirmation of (i) each of the agreements executed by the Borrower, NL Industries and Kronos pursuant to which it appoints Dr. Wienand Meilicke to accept service of process in Germany pursuant to the applicable Loan Documents, and (ii) each of the agreements executed by Prentice-Hall Corporation System, Inc. pursuant to which it agrees to act as agent for the Borrower, NL Industries and Kronos to accept service of process in New York pursuant to the applicable Loan Documents, which amendments and restatements, amendments and/or reaffirmations shall be in form and substance reasonably satisfactory to the Agent;

                             (G) an Acknowledgment of Limitation of Special Damages executed by Kronos World Services S.A./N.V., which acknowledgment shall be in the form attached hereto as EXHIBIT I;

                             (H) the NL Guaranty, which Guaranty shall be in the form attached hereto as EXHIBIT J;

                             (I) the Canadian Security Documents executed by Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc., which Canadian Security Documents shall be in the forms attached hereto as EXHIBIT K;

                             (J) the Nordenham Mortgage executed by Kronos Titan, which Nordenham Mortgage shall secure only the indebtedness, liabilities and obligations of Kronos Titan relating to the Kronos Titan Revolving Portion and shall be in the form attached hereto as EXHIBIT L;

                             (K) the Cash Pledge Agreements executed by the Borrower, which Cash Pledge Agreements shall be in the forms attached hereto as EXHIBIT M;

                             (L) the Cash Pledge Agreements executed by Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc., which Cash Pledge Agreements shall be in the forms attached hereto as EXHIBIT N;

                             (M) a certificate of the Secretary, Assistant Secretary or other appropriate officer, director or other representative of each of the Borrower, its Subsidiaries, NL Industries, Kronos and Kronos (US) (as applicable) as to the authorization of the Loan Documents to be executed by such Person pursuant to this Agreement and as to other corporate matters;

                             (N) a true and correct photocopy of each of the Subordinated Loan Documents as executed by all parties thereto, which photocopies shall be certified by the Secretary or an Assistant Secretary of each of the parties thereto as being
                                    true,   correct  and  complete   photocopies
                                    thereof,  all  of  which  Subordinated  Loan
                                    Documents shall be in form and substance satisfactory to the Agent;

                             (O) such legal opinions of counsel to the Borrower and its Subsidiaries and counsel to the Agent as the Agent may require, all of which opinions shall be in form and substance reasonably satisfactory to the Agent;

                             (P) such other agreements, documents and instruments relating to the Loan Documents and/or the parties thereto as the Agent may reasonably request.

            (ii) Any and all invoiced fees, costs or expenses to be paid or reimbursed, as of the Second Restatement Date, by the Borrower to the Agent or any Bank with respect to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby (including, without limitation, charges and expenses for which the Borrower is obligated pursuant to the Original Agreement, the First Restated Agreement and/or this Agreement), shall have been paid in full.

           (iii) All corporate proceedings taken in connection with the transactions contemplated by this Agreement, and all legal matters incident to this Agreement, shall be reasonably satisfactory to the Agent.

            (iv) The Borrower shall have paid to the Agent all fees required to be paid to the Agent or any Bank on or before the Second Restatement Date pursuant to SECTION 19.01 and
                      SECTION 19.02.

             (v)      The  NL   Subordinated   Loan  shall  have  been  made  in
                      accordance   with  the   terms  and   provisions   of  the
                      Subordinated Loan Documents.

            (vi) DM 57,287,585 (Deutsche Mark Fifty-Seven Million Two Hundred Eighty-Seven Thousand Five Hundred Eighty-Five) of the Tax Refund shall have been drawn under the Tentative Tax Refund Availability Amount of the Revolving Portion Availability and paid to the Agent to be applied to the Term Portion in accordance with SECTION 8.01(D).

           (vii) The Agent shall have received (A) from NL Industries and for the account of the Banks ratably in proportion to their portion of the Loan and for application against the outstanding principal amount of the Term Portion of the Loan in accordance with SECTION 2.01(B), the Second Prepayment from the proceeds of the NL Subordinated Loan, and (B) a Solvency Certificate executed by NL Industries and Kronos, which certificate shall be in the form attached hereto as EXHIBIT O.

          (viii) The Borrower shall have received DM 110,000,000 (Deutsche Mark One Hundred Ten Million) of the proceeds of the NL Subordinated Loan (i.e., the entirety of the proceeds of the NL Subordinated Loan in excess of the Second Prepayment Amount) in accordance with SECTION 2.01(B).

        (c) The Borrower shall (except to the extent waived as permitted by this Agreement) cause the conditions precedent set forth in
               SECTION 4.01(B) to be satisfied concurrently with the Borrower's execution of this Agreement, and the Borrower shall, concurrently with its execution of this Agreement, so certify to the Agent and the Banks.

4.02 Each Drawdown of the Revolving Portion (including, without limitation, the Kronos Titan Revolving Portion) is subject to:

        (a)    no Default having occurred;

        (b) all representations and warranties made by the Borrower and/or any Affiliate in the Loan Documents being true and correct as of the Drawdown Date (other than the representations and the warranties that are expressly made only in reference to another specific date);

        (c) the receipt by the Agent of a notice of borrowing in the form set forth in EXHIBIT P ("Notice of Borrowing"), duly completed, not less than 5 (five) Business Days prior to the proposed Drawdown Date;

        (d) the conditions that (i) immediately prior to giving effect to such drawdown, the outstanding principal amount of the Loan is not less than DM 100,000 (Deutsche Mark One Hundred Thousand),
               (ii)  the  Agent,  as Agent  for the  Banks,  shall  have a first priority perfected security interest in the Stock of the respective Subsidiaries pledged under the Pledge Agreements as security for the Loan (including, without limitation, the Revolving Portion and any reborrowings of the Revolving Portion to be advanced on the date of any drawdown thereof), which Stock shall be free and clear of all Liens (other than such security interest securing the Loan) except for any Permitted Liens referred to in CLAUSE (D), (E), (F) OR (I) of the definition of such term in this Agreement, and (iii) the Agent, as Agent for the Banks, shall have the additional Liens as security for the Loans (including, without limitation, the Revolving Portion and any reborrowings of the Revolving Portion to be advanced on the date of any drawdown thereof) provided in SECTION 17.05, which Liens shall have the priority specified in such SECTION 17.05; and

        (e) the condition that no Excess Adjusted Restricted Payments have been directly or indirectly paid or made by the Borrower or any of its Subsidiaries to any Affiliate of the Borrower (other than the Borrower or Subsidiaries of the Borrower) from and after January 1, 1996 (subject to the 30 (thirty) day cure period specified in the definition of "Excess Adjusted Restricted Payments").

4.03 Each Notice of Borrowing shall be irrevocable and the Borrower shall be bound to borrow in accordance with such notice.

4.04 Upon the Agent's receipt of each (a) Notice of Borrowing, (b) notice of selection of a new Interest Period pursuant to SECTION 5.02 or (c) request that any tranche be denominated (or redenominated) in U.S. Dollars pursuant to SECTION 2.05, the Agent shall promptly notify each Bank of the contents thereof and, if applicable, of such Bank's pro rata share of any advance of the Loan to be made. Furthermore, upon the determination of the interest rate applicable to any tranche, the Agent shall promptly notify each Bank of such interest rate.

                                 ARTICLE 5.  INTEREST PERIODS

5.01 The Loan proceeds shall be made available to the Borrower in no more than 4 (four) tranches for Interest Periods of 1 (one), 3 (three), 6
        (six) or 12 (twelve) months with respect to each such tranche, except as provided in SECTION 5.04 and provided that the Borrower may select Interest Periods of 1 (one) month or 3 (three) months only with respect to any tranche denominated or to be denominated in U.S. Dollars. Each tranche shall be in a minimum principal amount of DM 100,000,000 (Deutsche Mark One Hundred Million) and integral multiples of DM 10,000,000 (Deutsche Mark Ten Million) in excess thereof (or the Equivalent Amount thereof in U.S. Dollars); provided, however, that any tranche evidencing a reborrowing of the Revolving Portion pursuant to
        SECTION 2.04 shall be in a minimum principal amount of DM 5,000,000 (Deutsche Mark Five Million) and integral multiples of DM 1,000,000 (Deutsche Mark One Million) in excess thereof (or the Equivalent Amount thereof in U.S. Dollars) and provided, further, however, that any concurrent reborrowing under the Kronos Titan Revolving Portion and reborrowing under the Revolving Portion that does not constitute the Kronos Titan Revolving Portion shall be aggregated for purposes of the immediately preceding proviso. Each tranche shall be denominated in Deutsche Mark or, if permitted by SECTION 2.05 and upon compliance by the Borrower with SECTION 2.05, U.S. Dollars, provided, however, that each tranche shall be entirely denominated in either Deutsche Mark or U.S. Dollars.

5.02 The Borrower shall inform the Agent no later than 10:00 a.m., Luxembourg time, on the 4th (fourth) Business Day prior to the beginning of the relevant Interest Period of the tenor of the next Interest Period, including, without limitation, the duration of such Interest Period and the currency (whether Deutsche Mark or U.S. Dollars) in which the tranche to be outstanding during such Interest Period is to be denominated. Unless the Agent is notified to the contrary by such time, the relevant Interest Period shall have a duration of

        1 (one) month and the currency in which the tranche to be outstanding during such Interest Period is to be denominated shall be the same currency in which the corresponding tranche was denominated for the Interest Period then ending.

5.03 Each Interest Period for any tranche, other than the initial Interest Period, shall commence on the expiration of the immediately preceding Interest Period for such tranche. If an Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such day falls into the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day. If any other date on which interest is payable under this Agreement is not a Business Day, then payment shall be due on the next succeeding Business Day unless such day falls into the next calendar month, in which event payment shall be due on the immediately preceding Business Day.

5.04 The Borrower may not select an Interest Period which begins prior to a Repayment Date and ends after such Repayment Date unless the aggregate amount of the tranches which have Interest Periods ending on or prior to such Repayment Date shall at least equal the principal amount of the Loan required to be paid on such Repayment Date. Notwithstanding anything herein to the contrary, the Borrower may select an Interest Period other than one, three or six months, but not to exceed six months (subject to the ability of the Reference Banks to determine the Interbank Rate for such period), for that portion of the Loan not in excess of the amount of the Loan which is scheduled to come due pursuant to ARTICLE 9 within six months of the first day of such Interest Period and which Interest Period shall end on such scheduled Repayment Date.

                                     ARTICLE 6.  INTEREST

6.01 On each Interest Payment Date, the Borrower shall pay to the Agent for the account of the Banks for the Interest Period ending thereon, accrued interest, on the applicable tranche as provided in this Agreement, provided, however, that if any Interest Period is longer than 3 (three) months, accrued interest shall be payable (a) on the date in the third succeeding calendar month numerically corresponding to the commencement date of such Interest Period, or, if there exists no date numerically corresponding to the commencement date of such Interest Period in any such third succeeding month, such accrued interest shall be payable on the last Business Day of such third succeeding calendar month after the first day of such Interest Period and (b) on the Interest Payment Date. Interest shall be paid in the currency in which the applicable tranche is denominated on the applicable Interest Payment Date.

6.02 The rate of interest applicable to each tranche of the Loan during any Interest Period relating thereto shall be the Interbank Rate plus the Margin.

6.03 Interest payable pursuant to this Agreement shall be calculated for the actual number of days elapsed on the basis of a 360 (three hundred sixty) day year.

6.04 The Agent shall promptly notify the Borrower and each Bank of each determination of an interest rate made by the Agent under this Agreement.

6.05 All agreements between the Borrower, the Agent and the Banks, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Loan or otherwise, shall the interest contracted for, charged or received by the Agent, the Banks or any of them from the Borrower exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Agent, the Banks or any of them in excess of the maximum lawful amount, the interest payable to the Agent, the Banks or any of them shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Agent, the Banks or any of them shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Agent, the Banks or any of them shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest on the Loan for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower, the Agent, the Banks or any of them.

                                 ARTICLE 7.  SUBSTITUTE BASIS

7.01    If any of the following should occur:

        (a) the Reference Banks determine and notify the Agent that, at or about 11:00 a.m. (London time) on the Interest Determination Date for an Interest Period, no Deutsche Mark deposits (as to the portion of the Loan proposed to be denominated in Deutsche Mark) or no U.S. Dollar deposits (as to the portion of the proposed Loan to be denominated in U.S. Dollars) in the required amount for the required Interest Period are being offered to the Reference Banks by prime banks in the London interbank Euro-currency market;

        (b) before the close of business in Luxembourg on the Interest Determination Date for an Interest Period, the Majority Banks determine and notify the Agent that the rate at which such deposits were being so offered does not accurately reflect the cost to them of obtaining such deposits; or

        (c) the Reference Banks shall determine and notify the Agent that, by reason of circumstances affecting the London interbank Euro-currency market generally, such deposits are not available to banks in such market or that adequate and reasonable means do not or will not exist for ascertaining the interest rate applicable to the next succeeding Interest Period;

        then, notwithstanding the provisions of ARTICLES 5 and 6, the Agent shall forthwith give notice of any such event to the Borrower and each Bank.

7.02 With respect to the circumstances described in SECTIONS 7.01(A) or 7.01(B) above, the Borrower may, subject to the rights of the Agent and the Banks pursuant to SECTION 2.06(E):

        (a) elect to prepay the applicable portion of the Loan, without premium or penalty, at the end of the then current Interest Period; or

        (b) select an alternative Interest Period, to the extent available as determined by the Reference Banks 2 (two) Business Days prior to the first day of the next succeeding Interest Period, during which Interest Period the applicable interest rate for the applicable portion of the Loan shall be the Interbank Rate, if available for such alternative Interest Period, plus the applicable Margin; or

        (c) request that the Agent, on behalf of the Banks, enter into negotiations regarding the applicable interest rate, in which event the Interest Period for the applicable portion of the Loan shall be one month and during such Interest Period the Agent, on behalf of the Banks, and the Borrower shall negotiate in good faith to agree upon an interest rate that will adequately reflect the cost to the Banks of maintaining or funding the applicable portion of the Loan for such Interest Period, and if the Borrower and the Majority Banks (662/3%) are able to agree on such interest rate, the interest rate that shall apply to the applicable portion of the Loan for such Interest Period shall be the sum of the applicable Margin and the interest rate so agreed. If the Borrower and the Agent, on behalf of the Banks, are unable to agree upon an interest rate by the day which is 2 (two) Business Days before the end of the one-month Interest Period referred to above, the interest rate that shall apply to the Loan for such Interest Period shall be (i) the rate determined by the Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) per annum of the respective rates notified to the Agent by each Reference Bank as that which expresses as a percentage rate per annum the cost to such Reference Bank of obtaining such deposits from such sources as it may select having reasonable regard to the interests of the Borrower, plus (ii) the applicable Margin.

7.03 With respect to circumstances described in SECTION 7.01(C) above, the duration of such next succeeding Interest Period shall be one month or, if the period until the next Repayment Date is less than one month, shall end on the next Repayment Date and, during such Interest Period, the Borrower and the Agent, on behalf of the Banks and subject to the consent of the Majority Banks (662/3%), shall negotiate in good faith in order to redenominate the applicable portion of the Loan in an alternative currency which is freely convertible into Deutsche Mark (which alternative currency may include, without limitation, Deutsche Mark as to the portion of the Loan proposed to be denominated in U.S. Dollars) and in which deposits are available to the Reference Banks for determining the interest rate from time to time applicable thereto (but excluding any such currency for which any central bank or other governmental authorization in the country of issue is required to permit use of such currency by a Bank for lending hereunder, if such authori zation has not been obtained and any currency the use of which as contemplated hereunder is restricted or prohibited pursuant to any request, directive, regulation or guideline of any governmental authority (whether or not having the force of law) with which any Bank is accustomed to act), and the interest rate that shall apply to the applicable portion of the Loan for such Interest Period shall be the sum of the applicable Margin and the interest rate for the alternative currency so agreed. If the Borrower and the Agent, on behalf of the Banks and with the consent of the Majority Banks (662/3%), are unable to agree on such alternative currency or an interest rate for such alternative currency by the day which is 2 (two) Business Days before the end of the Interest Period referred to above, the Borrower shall repay the applicable portion of the Loan together with accrued interest thereon at the rate determined by the Agent to be the arithmetic mean (rounded upwards, if necessary to the nearest four decimal places) of the respective rates notified to the Agent by each Reference Bank as being that which expresses as a percentage rate per annum the cost to such Reference Bank of obtaining such deposits from such sources as it may select having reasonable regard to the interests of the Borrower, plus the applicable Margin, on the next Interest Payment Date, without premium or penalty except as otherwise provided in SECTION 12.04.

7.04 During the period when any alternative interest rate or Interest Period or redenomination of the Loan or any applicable portion thereof is in force pursuant to SECTION 7.02 or 7.03 above, the Agent, in consultation with the Banks, shall periodically review whether circumstances are such that an Interbank Rate may again be determined in accordance with ARTICLES 5 and 6. If such a determination may again be made, the Agent shall forthwith give written notice thereof to the Borrower and each Bank and the Interbank Rate, plus the applicable Margin, shall be the applicable interest rate commencing with the beginning of the next Interest Period for the Loan or the applicable portion thereof.

                                    ARTICLE 8.  PREPAYMENT

8.01 From and after the Prepayment Date, the Borrower shall make mandatory prepayments of the Loan as follows:

        (a) An amount equal to the Net Proceeds (with respect to CLAUSES (2) and (3) below, only to the extent that the aggregate Net Proceeds exceed DM 15,000,000 (Deutsche Mark Fifteen Million) during any calendar year, from:

               (1) the Disposition by the Borrower or any of its Subsidiaries of any Stock of any Subsidiary, other than:

                      (i) Dispositions of Stock of any of the Subsidiaries from the Borrower to any Subsidiary, from a Subsidiary to the Borrower, or between Subsidiaries; or

                      (ii) Dispositions which constitute Restricted Payments permitted in accordance with SECTION 16.20 or Dispositions permitted in accordance with SECTION 16.15(C);

               (2) the Disposition by the Borrower or any of its Subsidiaries of any assets, individually or in the aggregate, or of any Stock of any Subsidiary (other than a Major Subsidiary or a Pledged Subsidiary), other than:

                      (i) Dispositions of assets in the ordinary course of business;

                      (ii) Dispositions from the Borrower to any Subsidiary, from a Subsidiary to the Borrower or between Subsidiaries;

                      (iii) Dispositions which constitute Restricted Payments permitted in accordance with SECTION 16.20 or Dispositions permitted in accordance with SECTION 16.15(C);

                      (iv) Dispositions which constitute interest payments on Subordinated Debt permitted in accordance with
                             SECTION 16.09(D);

                      (v)    Dispositions  or other events  described in CLAUSES
                             (1) or (3) of SECTION 8.01(A); or

                      (vi) Dispositions prior to the Second Restatement Date of the distributorship/marketing arrangements existing as of the First Restatement Date between Rheox, Inc. and/or its subsidiaries and certain Subsidiaries of the Borrower; and/or

               (3) the Disposition, termination, shortening or other modification of the Leverkusen Lease or any agreement providing for the Disposition, termination, shortening or other modification of the Leverkusen Lease;

               shall be used, to the extent permitted by law, to prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, on the Interest Payment Date(s) immediately following the receipt by the Borrower or any Subsidiary of such Net Proceeds, in accordance with SECTION 8.01(B). If the Net Proceeds from the aforementioned Dispositions described in CLAUSES (2) or (3) of this SECTION 8.01(A) or from other transactions described in CLAUSE (3) of this SECTION 8.01(A) exceed DM 15,000,000 (Deutsche Mark Fifteen Million) in any calendar year, or, if there are any Net Proceeds from the aforementioned Dispositions described in CLAUSE (1) of this SECTION 8.01(A), then the Borrower shall in accordance with SECTION 8.01(B) make a mandatory prepayment in cash equal to the amount of such excess in the case of CLAUSES
               (2) and (3) or equal to the amount of such Net Proceeds in the case of CLAUSE (1), in each case whether or not the Net Proceeds are comprised of cash or non-cash proceeds. For purposes of this
               SECTION 8.01(A), the value of the non-cash proceeds received shall be determined in good faith by the chief financial officer of the Borrower.

        (b) Amounts payable under SECTION 8.01(A) shall be deposited promptly into an interest bearing account maintained in the name of the Banks with the Agent for the benefit of the Banks and shall remain on deposit with the Agent until the next Interest Payment Date(s), at which time such amounts together with interest thereon shall be applied at the Borrower's request to interest or, on a pro-rata basis, to reduce the remaining Repayment Installments of the Term Portion or, after such installments are paid in full, to permanently reduce the Revolving Portion.

        (c) On the Interest Payment Date(s) immediately following delivery of the financial statements in accordance with SECTION 16.01(A), the Borrower shall prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, in an amount equal to 70% (seventy percent) of the amount by which Excess Cash Flow for the immediately preceding fiscal year exceeds DM 20,000,000 (Deutsche Mark Twenty Million); provided, however, that this sentence shall apply only to Excess Cash Flow for fiscal year 1996 and fiscal years prior thereto. On the earlier to occur of (a) 5 (five) days after the date upon which EBITDA for the immediately preceding fiscal year (commencing with the fiscal year 1997) has been finally determined or (b) 90 (ninety) days after the immediately preceding fiscal year end, the Borrower shall prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, in an amount equal to 70% (seventy percent) of Excess EBITDA for the immediately preceding fiscal year. In addition, on or before March 31, 1997, the Borrower shall prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, in an amount equal to the amount (if any) by which EBITDA of NL Industries and its subsidiaries for fiscal year 1996 exceeds $140,000,000 (One Hundred Forty Million Dollars). All such prepayments shall be applied to the Repayment Installments of the Term Portion in the inverse order of the maturities of such installments or, after such installments are paid in full, to permanently reduce the Revolving Portion.

        (d) An amount equal to the amount of each payment received by the Borrower with respect to the Tax Refund at any time shall be used by the Borrower to prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, on the Interest Payment Date(s) immediately following the date(s) upon which such payment(s) is (are) received by the Borrower. Amounts payable under this SECTION 8.01(D) shall be deposited promptly into an interest bearing account maintained in the name of the Banks with the Agent for the benefit of the Banks and shall remain on deposit until the next Interest Payment Date(s), at which time such amounts together with interest thereon shall be applied, on a pro-rata basis, to reduce the remaining Repayment Installments of the Term Portion or, after such installments are paid in full, to permanently reduce the Revolving Portion. The Borrower represents and warrants to the Agent and the Banks that all amounts drawn under the Tentative Tax Refund Availability Amount prior to the Second Restatement Date have been used to pay German income taxes or have been paid to the Agent and applied to reduce the Revolving Portion in accordance with paragraph 2 of the Tentative Tax Refund Letter. Accordingly, the Borrower, the Agent and the Banks hereby agree that (although the Final Determination Date may not yet have occurred) DM 77,287,585 (Deutsche Mark Seventy-Seven Million Two Hundred Eighty-Seven Thousand Five Hundred Eighty-Five) shall be deemed to be the remaining amount of the Tax Refund received by the Borrower as of the Second Restatement Date and not previously applied to prepay the Term Portion and that, on the Second Restatement Date, DM 57,287,585 (Deutsche Mark Fifty-Seven Million Two Hundred Eighty-Seven Thousand Five Hundred Eighty-Five) of the Tax Refund shall be drawn under the Tentative Tax Refund Availability Amount of the Revolving Portion Availability and applied to the Term Portion in accordance with this SECTION 8.01(D) and DM 20,000,000 (Deutsche Mark Twenty Million) of the proceeds of the Second Prepayment shall be applied to the Term Portion in accordance with this
               SECTION 8.01(D). As of the Second Restatement Date, DM 20,000,000 (Deutsche Mark Twenty Million) of the Tentative Tax Refund Availability Amount shall be deemed to have been cancelled by virtue of the reduction in the maximum principal amount of the Revolving Portion from DM 250,000,000 (Deutsche Mark Two Hundred Fifty Million) to DM 230,000,000 (Deutsche Mark Two Hundred Thirty Million).

        (e) On March 15, 2000, the Borrower shall prepay, and permanently reduce, the Revolving Portion in an amount equal to the positive remainder (if any) of (i) the then outstanding principal amount of the Revolving Portion minus (ii) DM 125,000,000 (Deutsche Mark One Hundred Twenty-Five Million).

        (f) Upon the occurrence of a "Change of Control", as such term is defined in either of the Indentures, the Borrower shall promptly so notify the Agent and each of the Banks of such occurrence and shall (whether or not the Borrower complies with its obligation to give such notice) prepay the Loans, and all accrued and unpaid interest thereon to the date of the prepayment, in full on the date upon which the holders of any of the NL Notes may receive prepayment of any of the NL Notes as a result of such Change of Control (assuming such holders elect to receive such prepayment but whether or not such holders so elect) unless the Majority Banks (662/3%) shall have expressly waived such right of prepayment on or before the date upon which such prepayment is required to be made.

        (g) On or before 2 (two) Business Days after the last day of each calendar month upon which the aggregate cash balances of the Borrower and its Subsidiaries (excluding any cash balances of the Borrower and its Canadian Subsidiaries which are pledged to the Agent as security for the Loans and excluding U.S. Dollar cash balances held in the ordinary course of business) exceed DM 40,000,000 (Deutsche Mark Forty Million) (or the equivalent amount in any currency), the Borrower shall prepay, without premium or penalty except as set forth in SECTION 12.04, the outstanding principal amount of the Revolving Portion by the entire amount of such excess; provided, however, that the cash balances held by the Borrower immediately prior to a Repayment Date or a date upon which payments are required to be made on the Mirror Notes which are to be applied and are actually applied to make repayments of the Loan or such required payments on the Mirror Notes, respectively, shall be excluded for purposes of determining the cash balances of the Borrower and its
               Subsidiaries pursuant to this SECTION 8.01(G). For purposes of this SECTION 8.01(G) and SECTION 16.40, "cash balances" shall mean the aggregate of the collected cash balance in bank accounts (net of checks issued and uncleared), other cash (exclusive of petty cash maintained in reasonable amounts in the ordinary course of business) and Temporary Cash Investments. Amounts payable under this SECTION 8.01(G) shall be deposited, within such 2 (two) Business Days, into an interest bearing account maintained in the name of the Banks with the Agent for the benefit of the Banks and shall remain on deposit with the Agent until the next Interest Payment Date(s), at which time such amounts together with interest thereon shall be applied to the Revolving Portion as provided herein. The Borrower covenants and agrees that it will not, and will not permit any of its Subsidiaries to, convert non-U.S. Dollar cash balances to U.S. Dollar cash balances except to the extent reasonably necessary in the ordinary conduct of their business.

        (h) On the Second Restatement Date, the Borrower shall prepay the Loan, without premium or penalty except as set forth in SECTION 12.04, in the amount of DM 130,000,000 (Deutsche Mark One Hundred Thirty Million). Such prepayment shall be applied to the Repayment Installments of the Term Portion in the direct order of the maturities of such installments.

8.02 The Borrower may make optional prepayments (including the portion of the First Prepayment applied toward the Revolving Portion pursuant to
        SECTION 2.01(A) and optional prepayments deemed made with funds provided by NL Industries and/or Kronos resulting from capital contributions made or Subordinated Debt, other than the Kronos Subordinated Loan and the NL Subordinated Loan, extended by NL Industries and/or Kronos to the Borrower) as follows:

        On giving not less than 5 (five) days prior written notice to the Agent, the Borrower may prepay all or any part (but in any case not less than DM 5,000,000 (Deutsche Mark Five Million) (or the Equivalent Amount thereof in U.S. Dollars) and in integral multiples of DM 1,000,000 (Deutsche Mark One Million) (or the Equivalent Amount thereof in U.S. Dollars) in excess thereof per prepayment) of the Loan on any Interest Payment Dates, without premium or penalty, except as otherwise provided in SECTION 12.04, provided that:

        (a) except as expressly permitted by SECTION 2.04 with respect to the Revolving Portion, each prepayment made under this Agreement may not be reborrowed under this Agreement;

        (b) unless the Borrower expressly informs the Agent, in connection with the aforesaid notice of such prepayment, that such prepayment shall be applied to the Revolving Portion, any prepayment under this SECTION 8.02 shall be applied to the outstanding Repayment Installments of the Term Portion in inverse order of the maturities of such installments; and

        (c) notice of prepayment given by the Borrower shall be irrevocable and the Borrower shall be bound to prepay in accordance with each such notice.

8.03 To the extent that the amounts available to prepay the Loan pursuant to SECTIONS 8.01 or 8.02 shall exceed the principal of the tranche relating to the immediately following Interest Payment Date, such amounts shall be applied to prepay the principal of such tranche and the remainder, if any, shall be applied to prepay the principal of the tranche relating to the next immediately following Interest Payment Date or Dates, as the case may be, until all amounts allocated for prepayment have been applied. The requirement that prepayments be applied pro rata under
        SECTION 8.01(B) or 8.01(D), in inverse order of maturity under SECTION 8.01(C) and SECTION 8.02 or in direct order of maturity under SECTION 8.01(H) shall not be affected by the fact that prepayments may be made on an Interest Payment Date which is also a Repayment Date.

                                     ARTICLE 9.  REPAYMENT

        Subject to the prepayment provisions set forth in ARTICLE 8, the Term Portion shall be repaid in 6 (six) installments due and payable on each of the following Repayment Dates in the following amounts:

       REPAYMENT DATE           REPAYMENT INSTALLMENT

       March 15, 1997           DM 50,000,000

       September 15, 1997       DM 50,000,000

       March 15, 1998           DM 75,000,000

       September 15, 1998       DM 75,000,000

       March 15, 1999           DM 100,000,000 minus 50% (fifty percent) of the
                                Excess Term Prepayment (if any)

       September 15, 1999       DM 100,000,000 minus 50% (fifty percent) of the
                                        Excess Term Prepayment (if any)

Subject to the prepayment provisions set forth in ARTICLE 8, the Revolving Portion (which shall be reduced to DM 105,000,000 (Deutsche Mark One Hundred Five Million) on March 15, 2000) shall be repaid (as provided in SECTION 8.01(E)) on March 15, 2000 to the extent necessary to cause the outstanding principal amount of the Revolving Portion, after giving effect to such repayment, to equal DM 105,000,000 (Deutsche Mark One Hundred Five Million), and shall be repaid in full on September 15, 2000. All amounts owed under this Agreement with respect to the Term Portion shall be due and payable on or before September 15, 1999, in accordance with the terms of this Agreement, and all amounts owed under this Agreement with respect to the Revolving Portion shall be due and payable on or before September 15, 2000, in accordance with the terms of this Agreement.

        After giving effect to the mandatory prepayments to be made on the Second Restatement Date pursuant to SECTIONS 8.01(D) and 8.10(H) (including the Second Prepayment), (a) the Repayment Installments of the Term Portion previously (immediately prior to the Second Amendment Date) due on each of March 15, 1997, September 15, 1997, and March 15, 1998 shall have been paid in full and (b) the Repayment Installments of the Term Portion previously (immediately prior to the Second Amendment Date) due on each of September 15, 1998, March 15, 1999, and September 15, 1999, shall have been paid in part. Accordingly, after giving effect to such prepayments, the remaining outstanding Term Portion shall be payable in 3 (three) installments due and payable on the following Repayment Dates in the following amounts:

               REPAYMENT DATE           REMAINING REPAYMENT INSTALLMENT

               September 15, 1998       DM 48,751,048

               March 15, 1999           DM 70,785,415

               September 15, 1999       DM 68,713,415

                                 ARTICLE 10.  EVIDENCE OF DEBT

10.01 Each Bank shall maintain, in accordance with its usual practice, accounts evidencing the amounts from time to time lent by and owing to it under this Agreement, including such amounts with respect to each of the Term Portion and the Revolving Portion, which accounts shall be prima facie evidence of such amounts. Such amounts shall be designated in Deutsche Mark or U.S. Dollars, as appropriate, and, if designated in U.S. Dollars, shall also be designated in the corresponding Base Deutsche Mark Amount.

10.02 The Agent shall maintain on its books an account in which shall be recorded:

        (a) the amount of the Loan (and the currency in which each portion of the Loan is denominated or redenominated from time to time), including the amount of each of the Term Portion and the Revolving Portion outstanding from time to time, and each Bank's share therein;

        (b) the amount of any principal or interest due or to become due from the Borrower to the Banks under this Agreement (and the currency in which such amount is denominated or redenominated from time to time) with respect to each of the Term Portion and the Revolving Portion and each Bank's share therein; and

        (c)    the amount of any sum received or recovered by the Agent (and the
               currency  in  which  such  amount  is  denominated)   under  this
               Agreement and each Bank's share therein.

10.03 In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to SECTIONS 10.01 and 10.02 shall be prima facie evidence of the existence and amounts of the obligations and the payments of the Borrower therein recorded. In the case of any conflict between accounting under SECTION
        10.01 and 10.02, the accounts of each Bank under SECTION 10.01 shall control.

                                     ARTICLE 11.  PAYMENTS

11.01 Any and all payments by the Borrower and/or Kronos Titan under this Agreement shall be made without setoff or counterclaim, and free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, whether under U.S. or German law or otherwise, excluding, in the case of each Bank and the Agent, taxes imposed on its overall net income and franchise taxes imposed on it by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its overall net income and franchise taxes imposed on it by the jurisdiction of such Bank's Lending Office or any political subdivision thereof (all such excluded taxes being hereunder referred to as "Excluded Taxes" and all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower and/or Kronos Titan shall be required by law (whether U.S. or German or otherwise) to deduct any Taxes from or in respect of any sum payable hereunder to any Bank or the Agent,

        (a) and if the deductions are the result of a change in circumstances after May 30, 1990 of the type described in CLAUSE (1) of SECTION 14.01(A), the sum payable shall be increased as may be necessary so that, after making all required deductions, such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made;

        (b)    the Borrower and/or Kronos Titan shall make such deductions; and

        (c) the Borrower and/or Kronos Titan shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

        Any Bank  claiming  any  additional  amounts  payable  pursuant  to this
        SECTION 11.01 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to transfer its portion of the Loan to a Lending Office in another jurisdiction where no such deductions are required. The Borrower and/or Kronos Titan shall forward promptly to the Agent official receipts of the relevant taxation or other authority or other evidence acceptable to the respective recipient of the amount deducted or withheld as described above, when and as such receipts or other evidence are made available to the Borrower and/or Kronos Titan by the relevant authority.

11.02 From time to time upon the request of the Borrower, Kronos Titan or the Agent,

        (a) each Bank organized under the laws of a jurisdiction outside the United States shall provide the Agent and the Borrower and/or Kronos Titan with a certificate, signed by an officer of each such Bank, stating that payments to be made to such Bank hereunder are expected, in the reasonable judgment of such Bank, to be exempt from United States withholding tax, if such Bank is so exempt, and the forms (if any) prescribed by the Internal Revenue Service of the United States certifying as to such Bank's status; and

        (b) each Bank organized under the laws of a jurisdiction outside Germany shall provide the Agent and the Borrower and/or Kronos Titan with a certificate, signed by an

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               officer of each such Bank,  stating  that  payments to be made to such Bank hereunder are expected, in the reasonable judgment of such Bank, to be exempt from German withholding tax, if such Bank
               is  so  exempt,   and  the  forms  (if  any)  prescribed  by  the
               appropriate German governmental tax authority certifying as to such Bank's status.

        Unless the Borrower, Kronos Titan or the Agent (as applicable) has received forms or other documents satisfactory to it indicating that payments hereunder are not subject to United States or German withholding tax, as applicable, the Borrower, Kronos Titan or the Agent (as applicable) shall, unless the Borrower, Kronos Titan or the Agent (as applicable) determines that no such withholding is required, withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States or the Federal Republic of Germany, as the case may be. If any Bank fails to furnish to the Borrower, Kronos Titan or the Agent (as applicable) forms or other documents necessary for claiming exemption from United States or German withholding tax, then payments to such Bank shall be net of any amounts the Borrower, Kronos Titan or the Agent (as applicable) is required to withhold under applicable law, provided, however, that, notwithstanding anything in this Agreement to the contrary, any Bank that is subject to withholding as a result of a change in circumstances occurring after May 30, 1990 of the type described in SECTION 14.01 shall be entitled to payments pursuant to SECTION 11.01(A).

        Each Bank hereby represents and warrants to the Borrower and Kronos Titan that, on the date that it became or becomes a Bank in accordance with the terms of the Original Agreement, the First Restated Agreement or this Agreement, respectively (as may be applicable), its Lending Office was or is entitled to receive payments of principal of, and interest on, Loans made by such Bank from such Lending Office without withholding or deduction for or on account of Taxes imposed by the United States of America, Germany or any respective political subdivisions of the United States of America or Germany.

11.03 If the Borrower and/or Kronos Titan makes an increased payment to any Bank pursuant to SECTION 11.01 and such Bank determines in its reasonable discretion that it has received or been granted a credit against or relief or remission for, or payment of tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, such Bank shall, to the extent that it can in its sole discretion do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower and/or Kronos Titan (as applicable) such amount as such Bank shall have calculated to be attributable to such deduction or withholding. If Taxes are incorrectly or illegally paid or assessed, and if any Bank or the Agent contests the payment or assessment of such Taxes, such Bank or the Agent shall refund, to the extent of any refund made to such Bank or the Agent, any amounts paid by the Borrower and/or Kronos Titan under SECTION 11.01 in respect of such Taxes. Amounts payable pursuant

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        to this  SECTION  11.03 shall be paid  within 30 (thirty)  days from the date of receipt of the relevant refund by such Bank or the Agent (as the case may be).

11.04 All payments to be made by the Borrower and/or Kronos Titan under this Agreement shall be made in the appropriate currency (Deutsche Mark or U.S. Dollars, as applicable) and in immediately available funds not later than 10:00 a.m. (local time at Munich) on the date upon which the relevant payment is due, (a) with respect to payments in Deutsche Mark, to the Agent's account no. 6450025141 with Bayerische Hypotheken-und Wechselbank AG, Munich, or (b) with respect to payments in U.S. Dollars, to the Agent's account no. 001 1 329 026 with The Chase Manhattan Bank N.A., New York, or (in either case) to such other bank and account as the Agent may from time to time designate by written notice to the Borrower and/or Kronos Titan (as applicable). All payments (including prepayments) of principal or interest accrued with respect to the Revolving Portion of the Loans shall be applied (i) first, to the payment of interest accrued with respect to the Revolving Portion other than the Kronos Titan Revolving Portion (until such interest is paid in full), (ii) second, to the payment of the outstanding principal amount of the Revolving Portion other than the Kronos Titan Revolving Portion (until such principal is paid in full), (iii) third, to the payment of interest accrued with respect to the Kronos Titan Revolving Portion (until such interest is paid in full), and (iv) fourth, to the payment of the outstanding principal of the Kronos Titan Revolving Portion (until such principal is paid in full).

11.05 All payments to be made by the Agent to the Borrower (or, with respect to advances under the Kronos Titan Revolving Portion, Kronos Titan) under this Agreement shall be made not later than 10:00 a.m. (local time at Munich) on the date upon which the relevant payment is due and, at the risk of the Borrower (and, with respect to advances under the Kronos Titan Revolving Portion, Kronos Titan), remitted to, in the case of the Borrower, an account in Munich or Luxembourg maintained at Hypobank International S.A. or an affiliate of Hypobank International S.A. which is pledged to secure the Loans in accordance with SECTION 16.40 or, in the case of Kronos Titan, an account of Kronos Titan.

11.06 Each Bank shall make available to the Agent in the appropriate currency (Deutsche Mark or U.S. Dollars, as the case may be) as the Agent may from time to time designate its portion of the Loan hereunder prior to 10:00 a.m. (local time at Munich) on the Drawdown Date or, with respect to any redenomination of any advance pursuant to SECTION 2.06, on the first day of the next succeeding Interest Period, as the case may be, to such account as the Agent may from time to time designate for the account of the Borrower and/or Kronos Titan (as applicable). Not less than 2 (two) Business Days prior to the effective date of any initial advance of the Loan in U.S. Dollars, each Bank shall notify the Agent of the identity and location of the Lending Office for such Bank in relation to all advances and payments to be denominated in U.S. Dollars in the event that such Lending Office is different from the Lending Office previously designated for the

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        Loan,  provided,  however,  that (a) each Bank shall utilize the Lending
        Office previously designated for the Loan unless it is prohibited from doing so by applicable regulatory requirements, (b) if the use of such previously designated Lending Office is so prohibited, such Bank shall use its best efforts to use a Lending Office entitled to an exemption from United States and German withholding taxes (but no Bank shall be required to establish an office or branch or obtain any authorization to engage in banking activities in any jurisdiction in order to be entitled to any exemption from United States withholding taxes), and (c) such Bank shall give written notice to the Borrower and/or Kronos Titan (as applicable) if it is unable to utilize its Lending Office previously designated for the Loan and if its Lending Office utilized for the Loan is not entitled to an exemption from U.S. and German withholding taxes, and further provided that the Borrower shall not be in any way relieved of any obligation to gross up any payments to be made to the Agent or any Bank under this Agreement. All advances to be made by each Bank in U.S. Dollars shall be made available through the Lending Office of such Bank so designated for advances in U.S. Dollars.

11.07 Except for payments received by the Agent for its account or for the account of a specific Bank in accordance with this Agreement, the Agent shall promptly distribute in like funds and currency each payment received by it for the account of the Banks ratably in proportion to their portion of the Loan or, as the case may be, their respective Commitments.

11.08 Where an amount is to be made available under this Agreement by the Agent to a Person, the Agent shall not be bound to make such amount available to such Person until the Agent has been able to establish whether or not such amount has been made available to the Agent. If the Agent makes an amount available to the Borrower and/or Kronos Titan which has not, but should have, been made available to the Agent by a Bank, the Borrower and/or Kronos Titan (as applicable) shall (without prejudice to any rights the Borrower and/or Kronos Titan (as applicable) may have against that Bank) refund that amount to the Agent on request. If the Agent makes an amount available to a Bank which has not, but should have, been made available to the Agent by the Borrower and/or Kronos Titan, that Bank shall (without prejudice to any rights it may have against the Borrower and/or Kronos Titan, as applicable) refund that amount to the Agent on a date to be determined by the Agent after consultation with such Bank. Where, in accordance with the foregoing, an amount is to be refunded to the Agent, the Agent in addition shall be indemnified by the Person who has failed to make an amount available as required under this Agreement against any reasonable interest costs actually incurred and paid by the Agent by reason of any lapse of time between the date on which the amount was made available to any Person by the Agent and the date on which the amount was refunded to the Agent in full (including, without limitation, any interest paid by the Agent in respect of funds borrowed by the Agent in order to fund such amount during such period).

11.09   Any currency  specified in accordance  with this Agreement  shall be the currency of account and of payment in all events. The payment obligations of the Borrower and Kronos Titan hereunder shall not be discharged by an amount paid in another currency, whether

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        pursuant  to a judgment or  otherwise,  to the extent that the amount so paid upon conversion by the Agent or the Banks (as applicable) to the specified currency under normal and reasonable banking procedures does not yield at the place when payment is due the amount of the specified currency due hereunder. In the event that any payment by or on behalf of the Borrower and/or Kronos Titan, whether pursuant to a judgment or otherwise, upon such conversion and after the deduction of all fees, costs and expenses relating thereto does not result in payment of such amount of the specified currency at the place payment is due, the Agent and each Bank shall be entitled to receive from the Borrower and/or Kronos Titan (as applicable), and shall have a separate cause of action
        for,   the   deficiency   in  respect  of  the  payments  due  to  each,
        respectively.

                          ARTICLE 12.  DEFAULT INTEREST AND INDEMNITY

12.01 In the event of a failure by the Borrower to pay any sum on the date on which such sum is due and payable pursuant to this Agreement and irrespective of any notice by the Agent or any other Person to the Borrower in respect of such failure, the Borrower shall pay interest on such sum, on demand, from the date of such failure up to the date of actual payment (both after and before any judgment) at the rate, increased by the sum of the Margin plus 2% (two percent), determined by the Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the rates notified to the Agent by the Reference Banks to be those at which deposits in Deutsche Mark or U.S. Dollars as the Agent may select in its discretion (after consultation with the Banks) for such period as the Agent may select in its discretion (after consultation with the Banks) are so offered to each Reference Bank by prime banks in the London interbank Euro-currency market at or about 11:00 a.m. (London time) for value 2 (two) Business Days after the Business Day immediately succeeding that on which the Agent becomes aware of such failure and, so long as the failure continues, such rate shall be recalculated on the same basis thereafter, provided that:

        (a) if any Reference Bank is unable or otherwise fails to furnish a quotation for the purposes of this SECTION 12.01, the interest rate shall be determined on the basis of the quotation(s) furnished by the remaining Reference Bank(s); and

        (b) if for any such period, none of the Reference Banks was offered deposits in the required amount and for the required period, the rate of interest applicable thereto shall be the weighted average (having regard to the respective portions of such unpaid sum) (rounded upwards, if necessary to the nearest four decimal places) per annum of the respective rates notified to the Agent by each Reference Bank as being that which expresses as a percentage rate per annum the cost to such Reference Bank of obtaining such deposits from such sources as it may select having reasonable regard to the interests of the Borrower.

        Interest accruing under this SECTION 12.01 shall be due and payable at the end of each period by reference to which it is calculated.


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12.02   Without prejudice to the foregoing and irrespective of any notice by the
        Agent or any other Person to the Borrower in respect of the Borrower's failure to make any payment when due or in respect of any other matter relating to this SECTION 12.02, the Borrower shall indemnify the Agent
        and  the  Banks  against  any  and  all  damages,   losses  or  expenses
        (including, without limitation, losses incurred in paying default interest or in liquidating or employing deposits from third parties acquired to make, fund or maintain the Loan or any part thereof, including interest and penalties on unpaid Taxes, if any, and including losses on foreign currency exchanges, if any, with respect to portions of the Loan denominated in U.S. Dollars) which any of them may properly and reasonably sustain or incur as a consequence of (a) the failure by the Borrower to borrow pursuant to any Notice of Borrowing, (b) the failure by the Borrower to pay any sum, including Taxes, if any, when due and payable under this Agreement upon the occurrence of any Event of Default, (c) the funding of the Loan or any portion thereof in U.S. Dollars as opposed to Deutsche Mark or (d) the liquidation or employment of amounts borrowed or contracted for relating to, or the termination or unwinding of any contract entered into in order to fund, an advance in U.S. Dollars requested by the Borrower that, by reason of the occurrence of any event specified in SECTION 7.01, is not funded as requested.

12.03 If for the purposes of filing a claim or proof for obtaining or enforcing any judgment in any court, it is necessary to convert a sum due under this Agreement in Deutsche Mark or U.S. Dollars (as the case may be) (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate of exchange offered by any one or more of the Reference Banks to the Agent, in respect of the relevant sums, at which, in accordance with normal banking procedures, the Agent could purchase the greatest amount of the Original Currency with the Other Currency at or about 11:00 a.m. in London on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any sum due in the Original Currency from it to any Bank or the Agent under this Agreement shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such Other Currency, such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase the Original
        Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank or the Agent (as the case may be) in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify immediately such Bank or the Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Bank or the Agent (as the case may be) in the Original Currency, such Bank or the Agent (as the case may be) agrees to remit to the Borrower such excess. The above indemnity shall constitute a separate and independent obligation of the Borrower from its other obligations under this Agreement and shall apply irrespective of any grace period granted by the Agent or the Banks.


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12.04   Any prepayment or repayment of principal made under this  Agreement,  if made otherwise than on an Interest Payment Date relative to the amounts prepaid or repaid, shall be made together with accrued interest thereon and such additional amount as each Bank may certify as necessary to compensate it for any damages or losses incurred or to be incurred by it in connection with such prepayment or repayment (including loss of Margin and losses on account of funds borrowed in order to make, fund or maintain its proportion of the Loan or any part thereof prepaid or repaid).

                      ARTICLE 13.  SET-OFF AND REDISTRIBUTION OF PAYMENTS

13.01 Upon the occurrence and during the continuance of any Event of Default specified in SECTION 18.01 consisting of the failure to pay principal of the Loan or any portion thereof and subject to the prior written consent of the Agent or the Majority Banks or upon the occurrence and during the continuance of any Event of Default and the acceleration of the maturity of the Loan pursuant to the provisions of ARTICLE 18, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (at any office or branch) to or for the credit or the account of the Borrower against all or any portion of the Loan outstanding under this Agreement and other amounts payable hereunder. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this ARTICLE 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any portion of the Loan held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any portion of the Loan held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participation in the portion of the Loan held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans held by the Banks shall be shared by the Banks pro rata; provided that nothing in this ARTICLE 13 shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness hereunder. Subject to SECTION 13.02 hereof, the Borrower agrees, to the fullest extent such holder may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Anything herein to the contrary notwithstanding, nothing in this ARTICLE 13 shall impair the right of the Borrower to receive notice and to have the opportunity to cure certain Events of Default as provided in ARTICLE 18 or otherwise prior to the declaration of an acceleration of maturity.

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13.02   Except for payments to a Bank from the Agent which were  received by the
        Agent for the account of such Bank in accordance with the provisions of this Agreement, if any Bank shall at any time receive payment or satisfaction of all or a part of its share of the Loan, interest thereon or any other amount payable hereunder, whether by setoff, counterclaim or otherwise, in a proportion which, in relation to any amounts received by any other Bank or Banks at the same time, represents more than its percentage participation in the Loan, then such Bank shall notify the Agent thereof and shall pay to the Agent not later than 10 (ten) days after request by the Agent for account of the other Banks such amount as determined by the Agent as will ensure that each Bank will receive a proportion of such payment equal to its percentage participation.

13.03 In the event that at any time any Bank shall be required to refund to the Borrower any amount which has been paid to or received by it by set-off, counterclaim or otherwise on account of any part of the Loan, interest thereon or any other amount payable hereunder and which has been paid to any other Bank pursuant to this ARTICLE 13, such other Bank shall repay a proportionate amount of the amounts so refunded without interest.

13.04 The Borrower and the Banks expressly agree that payments by or recoveries from the Borrower shall be distributed in accordance with the provisions of this ARTICLE 13 without the need for further consent or the completion of any other formalities whatsoever.

13.05 If a Bank is required to make any payment to any other Bank pursuant to this ARTICLE 13, then, subject to SECTION 13.02, the liability of the Borrower to the Bank making such payment under this Agreement shall be treated as not having been reduced by the amount of such payment and the liability of the Borrower to any Bank receiving such payment shall be treated as having been reduced by the amount of the payment received by such Bank.

                       ARTICLE 14.  CHANGE OF CIRCUMSTANCES; ILLEGALITY;
                                     RESERVE REQUIREMENTS

14.01   Change of Circumstances

        (a) If, after May 30, 1990, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (1) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to the Loan or its obligation to make such Loan, or any part thereof, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Loan, or any

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                      part  thereof,   or  any  other  amounts  due  under  this
                      Agreement in respect of its Loan or its obligation to make the Loan, or any part thereof (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

               (2) shall impose, modify or deem applicable any reserve, special deposit or similar requirement, (including, without limitation, any such requirement imposed by the Federal Reserve) against assets of, deposits with or for the accounts of, or credit extended by any Bank (or its Lending Office) or shall impose on any Bank (or its
                      Lending Office) or on the London interbank market any other condition affecting its Loan, or any part thereof, or other indebtedness under the Agreement or its obligations to make the Loan;

               and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining the Loan, or any portion thereof, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement with respect thereto, then, within 15 (fifteen) days after demand by such Bank (with a copy to the Agent), the Borrower shall pay promptly for the account of such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Such Bank shall submit to the Borrower and the Agent a certificate showing, in reasonable detail, the calculation of the amount of such increased cost.

        (b)    If,  after  May  30,  1990,  the  adoption  of any  law,  rule or
               regulation  of  any  general   applicability   regarding  capital
               adequacy,   or  any  change   therein,   or  any  change  in  the
               interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including, without limitation, and whether promulgated or made before or after the Second Restatement Date, any law, regulation, interpretation, guideline or request contemplated by the report dated July 1988 entitled "International Convergence of Capital Measurement and Capital Standards" issued by the Basle Committee on Banking Regulations and Supervisory Practices), shall, in the determination of a Bank, have the effect of reducing the rate of return of such Bank's capital to a level below that which such Bank could have achieved as a consequence of its obligations hereunder but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), by an amount deemed by such Bank to be material in its sole and absolute discretion, then, within 15 (fifteen) days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.


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        (c)    Each Bank will notify the Borrower and the Agent  promptly of any event of which it has knowledge, occurring after the First Restatement Date, which will entitle such Bank to compensation pursuant to this SECTION 14.01 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this
               SECTION 14.01 and setting forth the additional amount or amounts to be paid to it under this Agreement shall be conclusive in the absence of manifest error.

        (d)    Upon the  occurrence  of any of the events  described  in SECTION
               14.01(A) or (B), the Borrower may prepay without premium or penalty except as otherwise provided in SECTION 12.04 such Bank's portion of the Loan together with all interest accrued thereon and all fees and other amounts (including amounts payable under SECTION 14.01(A) or (B) above) payable to such Bank hereunder, on giving not less than 10 (ten) days prior written notice to the Agent. Such Bank's Commitment shall be canceled on the giving of such notice.

14.02   ILLEGALITY

        (a) Notwithstanding anything to the contrary contained in this Agreement, if any change in law, regulation or treaty or in the interpretation or application thereof after May 30, 1990, by any authority charged with the administration thereof shall make it unlawful for any Bank to make, fund or maintain its portion of the Loan (although such Bank may lawfully maintain its Commitment) or to give effect to its obligations through its Lending Office as contemplated hereby, such Bank may give written notice thereof to the Agent to be forwarded by the Agent to the Borrower and the other Banks. Before giving such notice to the Agent, such Bank, to the reasonable extent possible, shall designate a different Lending Office if such designation will avoid the need for giving such notice.

        (b) Until such Bank notifies the Borrower and the Agent that the circumstances of the type described above no longer exist, the obligation of such Bank to make its portion of the Loan shall be suspended and the Borrower may, at its option, terminate such Bank's Commitment, by notice to such Bank and to the Agent, to be given within 30 (thirty) days after the date of notice by the Agent to the Borrower, as provided above.

        (c)    If such Bank shall determine that it may not lawfully continue:

               (1) to maintain and fund its portion of the outstanding Loan to maturity; and

               (2) to maintain its Commitment to maturity, and shall so specify in such notice, the Borrower shall prepay, without premium or penalty except as otherwise provided in SECTION 12.04, forthwith (or if permitted by law, on the next

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



                      following Interest Payment Date) such Bank's portion of the Loan, together with all interest accrued thereon and all fees and other amounts payable to such Bank under this Agreement. Such Bank's obligations under this Agreement and its Commitment shall be canceled on the giving of such notice.

14.03   RESERVE REQUIREMENTS

        The Borrower shall pay to the Agent for the account of each Bank, so long as such Bank shall be required under regulations of the Federal Reserve to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, interest in addition to the applicable interest rate plus the applicable Margin on the unpaid principal amount of the applicable portion of the Loan advanced by such Bank, from the date of such Loan until such principal amount is paid in full, an amount equal to an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the rate (not including the applicable Margin) for the Interest Period for such Loan, from (ii) the rate obtained by dividing the rate described in CLAUSE (I) of this SECTION 14.03 by a percentage equal to 100% (one hundred percent) minus the Eurocurrency Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable. A certificate of each Bank setting forth in reasonable detail the calculation of the amount of such increased costs and such amounts as shall be necessary to compensate such Bank for such costs, shall be delivered to the Borrower and the Agent. The Borrower shall pay each Bank the amount shown as due on any such certificate within 30 (thirty) days after its receipt of the same.

        Each Bank that became a "Bank" pursuant to the Original Agreement prior to the Primary Syndication Completion Date waives the right to claim additional amounts based upon reserve requirements in effect on the date it became a Bank; provided, however, that such waiver does not apply with respect to reserve requirements to which such Bank is entitled pursuant to Regulation D.

                          ARTICLE 15.  REPRESENTATIONS AND WARRANTIES

        The Borrower represents and warrants as of the Second Restatement Date (which representations and warranties shall be deemed to be repeated on the first day of each Interest Period) and as of the date of each advance of the Revolving Portion existing during the term of this Agreement (except to the extent such representations and warranties are expressly made only in reference to another specific date) that:

15.01   CORPORATE EXISTENCE OF BORROWER AND SUBSIDIARIES

        The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with a registered office in the Federal Republic of Germany. The Borrower has corporate power and authority to own its assets and carry on business as it is now being conducted in the United States and the Federal Republic of

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



        Germany. Each of the Subsidiaries is a corporation or limited liability company duly organized and validly existing under the laws of its respective jurisdiction of incorporation, with the corporate power and authority to own its assets and carry on business as it is now being conducted.

15.02   POWER AND AUTHORITY OF BORROWER

        The Borrower had, at the time of its execution of the Original Agreement, the First Restated Agreement and the other Loan Documents executed in connection with the Original Agreement and the First Restated Agreement, the necessary corporate power and authority to enter into the Original Agreement, the First Restated Agreement and such Loan Documents to which it is a signatory and to exercise its rights and to perform its obligations under the Original Agreement, the First Restated Agreement and such other Loan Documents, and has duly taken all corporate action required to authorize the execution and delivery of, and the performance of its obligations under, the Original Agreement, the First Restated Agreement and such Loan Documents. The Borrower has the necessary corporate power and authority to enter into this Agreement and the other Loan Documents executed in connection with this Agreement to which it is a signatory and to exercise its rights and to perform its obligations under this Agreement and such Loan Documents, and has duly taken all corporate action required to authorize the execution and delivery of, and the performance of its obligations under, this Agreement and such Loan Documents.

15.03   POWER AND AUTHORITY OF PLEDGORS AND GUARANTORS

        Each of the Pledgors has the necessary corporate power and authority to enter into its respective Pledge Agreement and to perform its obligations under its respective Pledge Agreement, and has duly taken all corporate action required to authorize the execution and delivery of, and the performance of its obligations under, its respective Pledge Agreement; and each Guarantor has the necessary corporate power and authority to enter into its respective Guaranty and to perform its obligations under its respective Guaranty, and has duly taken all corporate action required to authorize the execution and delivery of, and the performance of its obligations under, its respective Guaranty.

15.04   RANK OF INDEBTEDNESS

        The claims of the Agent and the Banks against the Borrower under this Agreement will rank senior in respect of priority of payment to any Subordinated Debt and will rank at least pari passu in respect of priority of payment with all other present and future Indebtedness of the Borrower (excluding rights of secured parties with respect to Permitted Liens). As of the Second Restatement Date, under the laws in force in the jurisdiction of incorporation of each of the Guarantors and in the jurisdiction of its principal place(s) of business, the claims of the Agent and the Banks against the Guarantors under the respective Guaranties will rank at least pari passu in respect of priority of payment with

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



        all present and future Indebtedness of the Guarantors (excluding rights of secured parties with respect to Permitted Liens) subject to matters described on SCHEDULE 4.

15.05   NO CONDITIONS TO PERFORMANCE AND ENFORCEABILITY

        As of the Second  Restatement  Date,  under the laws in force, all acts, conditions and things have been done, fulfilled and performed, including, without limitation, obtaining all authorizations, permits and consents, and making all filings and registrations, in order:

        (a) to enable the Borrower, Guarantor and Pledgors lawfully to enter into, to exercise rights under and to perform and to comply with their respective obligations under the Loan Documents; and

        (b) to ensure that the obligations assumed under the Loan Documents are legal, valid, binding and enforceable except as set forth on
               SCHEDULE 4.

15.06   NO FILINGS; NO STAMP TAXES

        As of the Second Restatement Date, under the laws in force, it is not necessary in order to be legal, valid, binding and enforceable (subject to matters described in SCHEDULE 4):

        (a) that the Original Agreement, the First Restated Agreement, this Agreement or any of the other Loan Documents (except the Pledge Agreement for Societe Industrielle du Titane, S.A.) be filed, recorded or enrolled with any court or other authority in any jurisdiction; or

        (b) that any stamp, registration or similar tax be paid on or in relation to the Original Agreement, the First Restated Agreement, this Agreement or any other Loan Documents, except such actions or payments that have been taken as of the date of the Original Agreement or the First Restated Agreement or, with respect to this Agreement and the Loan Documents executed in connection with this Agreement, as of the Second Restatement Date.

15.07   LEGAL, VALID AND ENFORCEABLE OBLIGATIONS

        The Loan Documents have been duly executed and delivered by the Borrower and its Subsidiaries who are signatories thereto, and each of such Loan Documents is a legal, valid and binding obligation of such entity and enforceable against such entity in accordance with the terms thereof, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity and except as set forth in SCHEDULE 4. The execution and delivery of the Loan Documents by the Borrower, and its Subsidiaries, as the case may be, who are signatories thereto, do not contravene any provisions of the Certificate of Incorporation and By-Laws, or corresponding constitutive documents by whatever name, of the Borrower or its Subsidiaries.

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15.08   BANKRUPTCY

        Neither the Borrower nor any of its Subsidiaries has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of the Borrower's knowledge and belief) been threatened against any of the Borrower or any of its Subsidiaries for the winding-up, dissolution, administration or reorganization (in each such case under bankruptcy or insolvency laws) or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or them or of any or all of its or their assets or revenues, except the dissolution of Subsidiaries which are not Major Subsidiaries with respect to which notice is or has been given to the Agent.

15.09   NO DEFAULTS; NO LITIGATION

        Neither the Borrower nor any of its Subsidiaries is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its or their assets, which breach or default could reasonably be expected to have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole; and no action or administrative proceeding before any court, arbitration tribunal or governmental agency has been commenced or, to the Borrower's knowledge, threatened against the Borrower or any Subsidiary, or any assets of any of them, in which an adverse decision could reasonably be expected to have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole. As of the Second Restatement Date,
        SCHEDULE 5 sets forth a summary of each such action or administrative proceeding before any court, arbitration tribunal or governmental agency pending or, to the knowledge of the Borrower, threatened in writing, as of the Second Restatement Date which action or proceeding may result in liability to the Borrower and/or any Subsidiary in an amount in excess of DM 10,000,000 (Deutsche Mark Ten Million). As of the Second Restatement Date, except as may be set forth on SCHEDULE 5, neither NL Industries nor Kronos nor any other Affiliate of the Borrower is in breach of or default under any of (a) the Indentures or the senior secured notes or senior secured discount notes issued by NL Industries thereunder, (b) the "First-Tier Senior Mirror Note" or the "First-Tier Discount Mirror Note" (as such terms are defined in the Indentures) or
        (c) the Mirror Notes issued by the Borrower.

15.10   ENVIRONMENTAL COMPLIANCE

        (a) Each of the Borrower and its Subsidiaries is in compliance in all respects with all applicable Environmental Laws except where the failure to do so would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;

        (b) Except where the failure to do so or absence thereof would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole, (1) each of the Borrower and its Subsidiaries has obtained or applied for all environmental, health and safety permits necessary for their respective operations;

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               (2) with  respect to all such permits  which have been  obtained, all such permits are in good standing other than those which have expired as to which applications for renewal or extension are pending; (3) with respect to all such permits which have been obtained, each of the Borrower and its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits; and (4) with respect to those permits for which applications are pending or renewals or extensions have been requested, neither the Borrower nor any of its Subsidiaries is in violation of any applicable law for the failure to have such permit in good standing;

        (c) Neither the Borrower nor any of its Subsidiaries nor any of their respective properties or operations nor, to the best knowledge of the Borrower, any of their formerly owned or operated properties are subject to any outstanding written notice or order from or agreement with any state, federal, foreign, territorial, provincial, local or other court or governmental authority, nor subject to any judicial or administrative proceeding respecting any Environmental Law, the result of which notice, order, agreement or proceeding would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole; and

        (d) Except as described on SCHEDULE 5, there are no conditions or circumstances associated with any property or operations of the Borrower or any Subsidiary or, to the best knowledge of the Borrower, property formerly owned or operated by the Borrower or any Subsidiary or any of their predecessors or former operations of the Borrower or its Consolidated Subsidiaries, including offsite disposal practices, which could give rise to Environmental Claims that would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole. As of the Second Restatement Date, SCHEDULE 5 also sets forth, for each site or location, a brief description of all Environmental Claims involving amounts in excess of DM 10,000,000 (Deutsche Mark Ten Million) (or the equivalent amount in any currency).

15.11   FINANCIAL STATEMENTS

        The consolidated and consolidating group financial statements of the Borrower and its Subsidiaries as of December 31, 1995 and as of September 30, 1996, respectively, and for the year and period then ended, present fairly, in all material respects, the consolidated group financial position and results of operations of the Borrower and its Subsidiaries as of such dates and for such periods, all in conformity with German GAAP, and neither the Borrower nor any of its Subsidiaries had any material liabilities as of December 31, 1995 or as of September 30, 1996 (as applicable), which are not reflected in such financial statements.


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15.12   NO MATERIAL ADVERSE CHANGE

        Since the preparation of the consolidated group financial statements of the Borrower and its Subsidiaries as of September 30, 1996, there has been no change which has had a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

15.13   ACCURATE INFORMATION

        The financial projections for the Borrower and NL Industries contained in the projection package dated January 15, 1997, were prepared in good faith based on assumptions believed by the management of the Borrower to be reasonable as of such date.

15.14   NO VIOLATION, DEFAULTS OR LIENS

        The execution and delivery by the Borrower and its Subsidiaries, as the case may be, of the Loan Documents and the exercise by the Borrower of its rights, and the performance by the Borrower and its Subsidiaries of their respective obligations, under the Loan Documents will not result in:

        (a) the creation of or require the imposition of any Lien in favor of any Person other than the Agent and/or the Banks; or

        (b) the existence of any event of default (howsoever called) under any agreement or contract to which the Borrower or any Subsidiary is a party or by which any of them or their properties are bound which event of default would have a Material Adverse Effect on any Company; or

        (c) the violation of any law or regulation, or by any judgment, decree or order, applicable to the Borrower or its Subsidiaries which violation would have a Material Adverse Effect on any Company.

15.15   ERISA

        (a) Except as disclosed in SCHEDULE 6 A attached hereto, with respect to all Pension Benefit Plans which are or have been maintained by the Borrower or any member of the Controlled Group:

               (1) there have not been any prohibited transactions, the aggregate liability for which either has not been satisfied in full or would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;

               (2) none of such plans has been terminated, the aggregate liability for which either has not been satisfied in full or the liability for which would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries,

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



                      taken as a whole, and if any of such plans has not been terminated, the aggregate liability and potential liability of the Borrower, if all such plans were to terminate, would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;

               (3) none of such plans has any accumulated funding deficiency, whether or not waived, the aggregate liability for which either has not been satisfied in full or would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;

               (4) neither the Borrower nor any member of the Controlled Group has incurred aggregate liabilities (excluding premium payments made as and when due) to the PBGC with respect to all such plans which liabilities would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;

               (5) there have been no reportable events, the aggregate liability for which either has not been satisfied in full or would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

               For  purposes  of this  SECTION  15.15,  the  terms  "accumulated
               funding   deficiency"  and  "reportable  event"  shall  have  the
               respective meanings assigned thereto by ERISA and/or the Code.

        (b) Except as disclosed in SCHEDULE 6 B with respect to all Pension Benefit Plans currently maintained or participated in by the Borrower or another member of the Controlled Group, the amount for which the Borrower would be liable pursuant to the provisions of Section 4063 of ERISA would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole, if all such plans had terminated.

        (c) Except as disclosed in SCHEDULE 6 C, neither the Borrower nor any other member of the Controlled Group is now, nor has the Borrower or any other member of the Controlled Group during the preceding 10 (ten) years ever been, a contributing employer to a multiple employer plan or a Multiemployer Plan with respect to which the Borrower or any other member of the Controlled Group has:

               (1) withdrawn as a substantial employer or otherwise so as to become subject to the provisions of Section 4063 of ERISA or to any liability for withdrawal from such plan under either provisions of applicable non-U.S. laws or with respect to the applicable plan document, unless the aggregate liability and potential liability with respect to all such withdrawals has been satisfied in full or would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole;


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               (2)    incurred  or  caused  to  occur  a  "complete  withdrawal"
                      (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is a Pension Benefit Plan so as to incur withdrawal liability under
                      Section 4201 of ERISA, or incurred or caused to incur a similar event which could result in liability under non-U.S. laws with respect to Non-U.S. Employee Plans unless the aggregate liability and potential liability for all such withdrawals has been satisfied in full or would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole; or

               (3) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable, unless Borrower can no longer be held liable for any withdrawal liability with respect to a Multiemployer Plan to be contributed to by the purchaser pursuant to such transaction or agreement or the amount of the withdrawal liability which could be imposed on Borrower if there were a partial or complete withdrawal with respect to all such Multiemployer Plans would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

        (d) Except as disclosed on SCHEDULE 6 D, the aggregate potential withdrawal liability of the Borrower with respect to all Multiemployer Plans and any similar liabilities of the Borrower and its Subsidiaries and potential liabilities under applicable non-U.S. laws or Non-U.S. Employee Plans would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole, if the Borrower and all members of the Controlled Group were to withdraw from all such Multiemployer Plans and were to incur all such liabilities and potential liabilities under applicable non-U.S. laws or with regard to the Non-U.S. Employee Plans.

        (e) Except as disclosed on SCHEDULE 6 E, there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Borrower, threatened in writing which could reasonably be expected to be asserted against any Employee Plan maintained by the Borrower or against the Borrower or the assets of any such plan, the liability for which in the aggregate could have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

        (f) All of the Employee Plans maintained by the Borrower or by any member of the Controlled Group comply or, upon amendment to conform to legislation within any applicable remedial amendment period, will comply in all material respects with their terms and with all applicable provisions of ERISA and the Code, and all other applicable laws, rules and regulations, except where the failure to do so would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.


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15.16   NON-U.S. EMPLOYEE PLANS

        Except as provided in SCHEDULE 6 F, with regard to Non-U.S. Employee Plans for which assets are not required to be or have not been set aside in a separate fund or trust, the reserves on the balance sheet of each Subsidiary, respectively, equal or exceed the present value of all accrued benefits under such Non-U.S. Employee Plans or the amount by which such reserves are less than the present value of all such accrued benefits would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole. The aggregate fair market value of the assets of Non-U.S. Employee Plans which are required to be funded by applicable law, or are funded to any extent (although not required to be funded), is at least equal to the sum of the accrued benefits and all other accrued liabilities provided for under such Non-U.S. Employee Plans, or if such value is not at least equal to such sum, the fact that, and the amount by which, the value is less than such sum would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole. The Borrower, its Subsidiaries and their Non-U.S. Employee Plans are in compliance in all material respects with all applicable laws, regulations and reserve and/or funding requirements concerning Non-U.S. Employee Plans, except where the failure to so comply would not have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

15.17   INVESTMENT COMPANY

        Neither the Borrower nor any Subsidiary is (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or
        (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

15.18   SUBSIDIARIES

        As of the Second Restatement Date:

        (a) the Subsidiaries listed in SCHEDULE 7 are the only Subsidiaries of the Borrower, and the Subsidiaries designated as Major Subsidiaries in SCHEDULE 7 are the only Major Subsidiaries of the Borrower;

        (b)    SCHEDULE  7  sets  forth  the   jurisdiction  of   incorporation,
               principal place of business and percentage of ownership of the Borrower or any of its Subsidiaries in such Subsidiaries;

        (c) The Borrower or its Subsidiaries have good and marketable title to the shares of the Major Subsidiaries comprising the respective percentages of ownership indicated on SCHEDULE 7, free and clear of any Liens, except Liens in favor of the Agent and the Banks under the Loan Documents;


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



        (d) Neither the Borrower nor any of its Subsidiaries have sold or agreed to sell or otherwise dispose of any right, title or interest in any of its or their shares of any of the Subsidiaries described on SCHEDULE 7;

        (e) All of the shares of capital stock of the Pledged Subsidiaries have been duly authorized and are fully paid and non-assessable and, in the case of Pledged Subsidiaries issuing registered shares, are in registerable form; SCHEDULE 7 sets forth, with respect to the Pledged Subsidiaries, the number of shares of each class of capital stock authorized, the number of shares of each class of capital stock issued and outstanding and, if applicable, the stock certificate numbers which evidence such issued and outstanding shares; and, as of the Second Restatement Date, no options, warrants, conversion or other rights, agreements or commitments of any kind to a Person other than the Borrower or its Subsidiaries or officers or directors thereof obligating any of the Pledged Subsidiaries to issue or sell any shares of its capital stock of any class, or any securities convertible into or exchangeable for any of such shares, are outstanding, nor has any authorization therefor been given;

        (f) There are no contractual restrictions on the right to vote any shares of the Major Subsidiaries owned by the Borrower or its Subsidiaries, or the right to sell, transfer or otherwise dispose of such shares; and

        (g) The Pledge Agreements, which have been accompanied by any required delivery of share certificates, create a valid first priority perfected security interest in the shares of the respective Subsidiaries pledged thereunder.

15.19   MARGIN STOCK

        Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock or margin securities (within the meaning of Regulations U or X of the Federal Reserve) or owns any such margin stock or margin security, and no part of the proceeds of any extension of credit under this Agreement will be used by the Borrower or any Subsidiary to purchase or carry any such margin stock or margin security or to extend credit to others for the purpose of purchasing or carrying any margin stock or margin security.

15.20   TAXES

        The Borrower and its Subsidiaries have filed all income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due for the period covered by such returns or pursuant to any material assessment received by the Borrower or any of its Subsidiaries, except for those being contested in good faith by appropriate proceedings against which adequate reserves are being maintained if required in accordance with German GAAP. As of the Second Restatement Date, except as may be specified on SCHEDULE 11, (i) none of the tax returns of the Borrower or any of its

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



        Subsidiaries is under audit, (ii) there is no dispute, action or administrative proceeding by or before any court, arbitration, tribunal or governmental authority pending or, to the Borrower's knowledge, threatened in writing against the Borrower or any Subsidiary relating to any income taxes or similar types of taxes involving amounts in excess of DM 5,000,000 (Deutsche Mark Five Million) (or the equivalent amount in any currency), and (iii) no Lien referred to in CLAUSE (E) of the definition of the term "Permitted Lien" arising from income tax assessments or similar types of tax assessments has been granted or exists involving amounts in excess of DM 5,000,000 (Deutsche Mark Five Million) (or the equivalent amount in any currency).

15.21   INTELLECTUAL PROPERTY RIGHTS

        (a) Except as set forth on SCHEDULE 8 A, the Borrower and its Subsidiaries either own or are licensed to use pursuant to the license agreements with Affiliates of the Borrower set forth on
               SCHEDULE 8 B (the "Affiliate License Agreements") or pursuant to the license agreements with parties other than Affiliates of the Borrower set forth on SCHEDULE 8 C (the "Third Party License
               Agreements") the Intellectual Property Rights. Each of the Affiliate License Agreements and the Third Party License Agreements is presently in full force and effect, neither the Borrower, any of its Affiliates nor any of its Subsidiaries is in default under any Affiliate License Agreement or Third Party License Agreement and, pursuant to the Affiliate License Agreements and the Third Party License Agreements, the Borrower, its Affiliates and its Subsidiaries hold (and following the completion of the transactions contemplated by this Agreement will continue to hold) licenses to all Intellectual Property Rights material to the conduct of their businesses.

        (b) Except for the Affiliate License Agreements and the Third Party License Agreements and except as set forth on SCHEDULE 8 D, there are no agreements pursuant to which the Borrower or its Subsidiaries are licensed to use Intellectual Property Rights.

        (c)    SCHEDULE  8  E  sets  forth  the  owners  among  the   Borrower's
               Affiliates or Subsidiaries of Intellectual Property Rights which are patented or for which patent applications have been filed.

        (d) SCHEDULE 8 F sets forth the owners among the Borrower's Affiliates or Subsidiaries of trademarks included in the Intellectual Property Rights which are registered or for which applications for registration have been filed.

        (e) To the best knowledge of the Borrower, (i) the current manufacturing operations of the Borrower's Subsidiaries as of the Second Restatement Date do not infringe on any valid patent, trade secret or copyright of any other Person and (ii) the current marketing and sales operations of the Borrower and its Subsidiaries as of the Second Restatement Date do not infringe on any valid trademark or trade name of any other Person which, in each case, if enforced would have a Material

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



               Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

        (f) Except as set forth on SCHEDULE 8 G, no claims by any other Person alleging infringement of any patent, trade secret, trademark, trade name or copyright of such Person and relating to the current manufacturing, marketing or sales operations of the Borrower and its Subsidiaries as of the Second Restatement Date have been communicated to an employee of Borrower or its Subsidiaries charged with responsibility for Intellectual Property Rights and are pending against Borrower or its
               Subsidiaries, nor have any such claims been made and so communicated within the twelve months preceding the Second Restatement Date.

        (g) The execution, delivery and performance of the Loan Documents to which the Borrower is a party will not in any material manner or to any material extent impair the ownership of or any rights under or the license of, as the case may be, any of the Intellectual Property Rights utilized by the Borrower and/or its Subsidiaries.

15.22   KEY CONTRACTS

        The Borrower has delivered to the Agent, true, correct and complete photocopies of the Leverkusen Lease, the Service Contract and all existing loan agreements, including all Project Financing agreements, which, if terminated or materially modified, would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole. As of the Second Restatement Date, SCHEDULE 12 hereto specifically identifies each of such loan agreements.

15.23   AFFILIATE TRANSACTIONS

        SCHEDULE 9 sets forth all agreements or arrangements, whether or not in the ordinary course of business, existing on the Second Restatement Date, which involve payments or transfers of assets (other than inventory in the ordinary course of business) in excess of DM 5,000,000 (Deutsche Mark Five Million) per calendar year by the Borrower and/or its Subsidiaries to Affiliates (other than the Borrower and its Subsidiaries).

15.24 NL DEBT OFFERING; MIRROR NOTES; SUBORDINATED LOANS; CONSIDERATION FOR PREPAYMENTS

        (a) The gross proceeds of the NL Debt Offering were not less than $350,000,000 (Three Hundred Fifty Million U.S. Dollars), all of which gross proceeds, less the NL Debt Offering Expenses, were paid by NL Industries or Kronos to the Agent on behalf of the Borrower as the First Prepayment pursuant to SECTION 2.01 of the First Restated Agreement. The aggregate principal amount of the Mirror Notes issued by the Borrower did not exceed the gross proceeds of the NL Debt Offering. The only consideration received or to be received by NL Industries, Kronos or any other Affiliate of the Borrower from the Borrower in consideration for or otherwise

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



               in connection with or relating to the First Prepayment is the Indebtedness evidenced by the Mirror Notes, and there is no other Indebtedness, liability or obligation due or owing, or that may become due or owing, by the Borrower as consideration for, or in any way in connection with or relating to, the First Prepayment.

        (b) The amount of the Kronos Subordinated Loan made by Kronos to the Borrower on December 31, 1996, was DM 25,000,000 (Deutsche Mark Twenty-Five Million). The amount of the NL Subordinated Loan made by NL Industries to the Borrower on or before the Second Restatement Date was DM 260,000,000 (Deutsche Mark Two Hundred Sixty Million), DM 150,000,000 (Deutsche Mark One Hundred Fifty Million) of which proceeds of the NL Subordinated Loan are, concurrently with the Second Restatement Date, being paid by NL Industries to the Agent on behalf of the Borrower as the Second Prepayment. The Subordinated Loan Documents evidence and represent the entire agreement between NL Industries and the Borrower relating to the Kronos Subordinated Loan and the NL Subordinated Loan.

15.25   TAXES RELATING TO MIRROR NOTES

        Under the laws in force at the First Restatement Date and the Second Restatement Date, no Taxes were or will be required to be deducted or withheld from or with respect to any sum payable or to be paid under the Mirror Notes.

15.26   OWNERSHIP OF MATERIAL ASSETS

        As of the Second Restatement Date, SCHEDULE 13 sets forth each tangible property or asset (or group of related properties or assets), whether real or personal property but exclusive of cash balances, inventory and accounts receivable, of the Borrower or any of its Subsidiaries which individual property or asset (or group of related properties or assets), individually or in the aggregate, has a book value or estimated fair market value of DM 20,000,000 (Deutsche Mark Twenty Million) (or equivalent amount in any currency) or more, and also sets forth the owner(s) of each such property or asset (or group of related properties or assets).

15.27   OPTIONAL PREPAYMENTS

        As of the Second Restatement Date, no optional prepayments of the Loan have been made with funds provided by Kronos and/or NL Industries which would allow for the making of Restricted Payments in accordance with
        SECTION 16.20(B).

15.28   CERTAIN ADJUSTED RESTRICTED PAYMENTS


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



        The aggregate of all Adjusted Restricted Payments made by the Borrower or any of its Subsidiaries to any Affiliate of the Borrower (other than Subsidiaries of the Borrower) during 1996 did not exceed DM 47,000,000 (Deutsche Mark Forty-Seven Million).

15.29   SOLVENCY OF RHEOX, INC.

        A condition to the closing of the January 1997 $150,000,000 loan to Rheox, Inc. is the issuance by an independent valuation firm of a solvency opinion with respect to the financial condition of Rheox, Inc. after giving effect to such loan and a dividend in the maximum amount of $130,000,000 from Rheox, Inc. to NL Industries.

                            ARTICLE 16.  UNDERTAKINGS AND COVENANTS

        The Borrower agrees that so long as the Loan or any portion thereof or any Commitment therefor is outstanding, the Borrower shall do the following:

16.01   DELIVERY OF FINANCIAL STATEMENTS, ETC.

        (a) As soon as the same become available, but in any event within 90 (ninety) days after the end of each of its fiscal years, deliver to the Agent, in sufficient copies for distribution to all the Banks, the audited consolidated group financial statements (including a balance sheet and statements of operations, stockholders' equity and cash flow) of the Borrower and its Subsidiaries for such fiscal year, and, as unaudited supplemental information:

               (1)    the related consolidating financial statements by country;
                      and

               (2) separate balance sheets, as included in the consolidated group balance sheet of the Borrower, for each of Kronos Titan, Kronos Europe S.A./N.V., Titania A/S, Kronos Titan A/S and Kronos Canada, Inc.;

               all as prepared in accordance with German GAAP, consistent with the preparation of the financial statements for the prior financial period except to the extent that any inconsistent practice is specified in the certificate described below, together with a certificate executed by the chief financial officer of the Borrower in the form of EXHIBIT Q including calculations of the provisions of SECTIONS 16.18 through 16.25, showing in reasonable detail the basis for such calculations.

        (b) Within 60 (sixty) days after the end of each fiscal quarter (excluding the fourth quarter), unaudited consolidating group financial statements of the Borrower and its Subsidiaries, by country, prepared in accordance with German GAAP, consistent with the preparation of the financial statements for the prior financial period except to the extent that any inconsistent practice is specified in the certificate described below, and, as supplemental information, separate balance sheets, as included in the consolidating balance sheets of the Borrower and its

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



               Subsidiaries, for each of Kronos Titan, Kronos Europe S.A./N.V., Titania A/S, Kronos Titan A/S and Kronos Canada, Inc., for each fiscal quarter (excluding the fourth quarter, except as provided below) and, commencing with the third fiscal quarter of 1993, a certificate executed by the chief financial officer of the Borrower in the form of EXHIBIT R including calculations of the provisions of SECTIONS 16.18 through 16.25, showing in reasonable detail the basis for such calculations and including (for each fiscal quarter, including the fourth quarter) calculations of Adjusted Restricted Payments made through the end of such fiscal quarter, showing in reasonable detail the basis for such calculations.

        (c) Promptly deliver notice thereof to the Agent, upon the commencement of any action or other proceedings by or against the Borrower or any of its Subsidiaries under any bankruptcy, insolvency or other similar law.

        (d) Upon request of the Agent, furnish the Agent with such information about the business, assets and financial condition of each of the Borrower and/or any of its Subsidiaries as the Agent, or any Bank through the Agent, may reasonably request; provided, however, nothing in this Agreement shall entitle the Agent or the Banks to request, nor require the Borrower or its Subsidiaries to provide, (i) nonpublic confidential technical information and knowhow or information relating to processes of or used by the Borrower or its Subsidiaries or (ii) information relating to the costs of manufacture (including, without limitation, raw materials supply contracts) any of which, if made public, would, in the reasonable opinion of the Borrower, impair its competitive position, provided, however, that the restriction on information set forth in CLAUSES (I) and (II) (A) shall not apply if an Event of Default exists and is continuing and (B) does not include information which:

               (1) is or becomes generally available to the public other than as a result of a disclosure by the Agent or the Banks which are signatories to this Agreement or their respective directors, officers, employees, Affiliates, attorneys, accountants or other professional advisors in violation of this provision;

               (2)    was   available   to  the   Agent   or  any   Bank   on  a
                      non-confidential basis prior to its disclosure to any other Bank; or

               (3) becomes available to the Agent or any Bank on a non-confidential basis from a Person (other than the Borrower or its Affiliates) who, to the reasonable belief of the Agent or such Bank, is not bound by a confidentiality agreement and is not prohibited from transmitting such information under applicable law.

        (e) Upon the request of the Agent, and at the Bank's expense, permit an auditor of the Agent to audit the financial statements and review all the financial records of the

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



               Borrower and/or any of its Subsidiaries and permit the Banks to receive additional information from the auditors of the Borrower and its Subsidiaries.

        (f) Within 5 (five) days after the end of each month, (i) a report in form and substance reasonably satisfactory to the Agent which sets forth the maximum committed amount, the outstanding principal amount and identities of the debtor and payee of all Indebtedness of the Borrower or any of its Subsidiaries as of the end of such immediately preceding month, and (ii) the Liquidity Report (as such term is defined in the Liquidity Undertaking).

16.02   OPERATING PERMITS

        Inform the Agent promptly about the refusal of (or written notice of intent to refuse) any application for any operating permits and/or licenses or the suspension or withdrawal of any operating permits or licenses by governmental authorities having jurisdiction over the Borrower or any of its Subsidiaries, as the case may be, if the refusal of such application or the occurrence of such refusal, suspension or withdrawal would have a Material Adverse Effect on any of the Companies.

16.03   ENVIRONMENTAL COMPLIANCE

        Cause each of the Companies to comply in all material respects with all applicable Environmental Laws and all other laws, rules, regulations and orders relating to the disposal of Contaminants except to the extent failure to comply would not have a Material Adverse Effect on such Company.

16.04   COMPLIANCE WITH APPLICABLE LAW

        Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, applicable Environmental Laws) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and for which adequate reserves are being maintained if required by German GAAP or where noncompliance with such laws, ordinances, rules, regulations or requirements would not have a Material Adverse Effect on any of the Companies.

16.05   BOOKS AND RECORDS

        Keep, and cause each of its Subsidiaries to keep, proper books and records and accounts in which full, true and correct entries in conformity with local standards shall be made of all material dealings and transactions in relation to its business and activities; and subject to SECTION 16.01(D) permit, and cause each of its Subsidiaries to permit, representatives of any Bank, at such Bank's expense, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records (including, without limitation, all documents relating to environmental control of the production of

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        titanium  dioxide  pigments)  and to discuss their  respective  affairs, finances and accounts with their respective officers, employees and independent accountants, and authorize and instruct and cause each of its Subsidiaries to authorize and instruct said officers, employees and accountants to so discuss the respective affairs, finances and accounts, all of the foregoing at such reasonable times and as often as may reasonably be requested with prior notice.

16.06   ENVIRONMENTAL REPORTS

        (a) Notify the Agent and the Banks in writing, promptly upon the Borrower or any of its Subsidiaries learning of any of the following which could have a Material Adverse Effect on any of the Companies:

               (1) any Environmental Claim against the Borrower or any of its Subsidiaries, including one to take a remedial, removal or other action with respect to any Contaminants contained on any property whether or not owned by the Borrower or Subsidiary so notified;

               (2)    any notice of violation of any Environmental Law; and

               (3)    the   commencement  of  any  judicial  or   administrative
                      proceedings or investigation alleging a violation of any Environmental Law.

        (b) Upon written request by the Agent or any Bank submit, and cause each of its Subsidiaries to submit, to the Agent or such Bank, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice required pursuant to this SECTION 16.06.

16.07   INTELLECTUAL PROPERTY RIGHTS

        (a)    Not  permit  any of its  Subsidiaries  to  assign  the  Affiliate
               License Agreements to which they are a party or to amend or modify in any respect adverse to any Company or any Subsidiary, or allow to expire, or terminate any of the Affiliate License Agreements to which they are a party, provided that this provision shall be without prejudice to the right of a party to seek damages or specific performance for breach of any of the Affiliate License Agreements; and

        (b) maintain, protect and enforce, and require each Subsidiary to take reasonable steps to maintain, protect and enforce, the Intellectual Property Rights owned by it (if any), consistent with prior practice by and among Kronos, Kronos U.S. and their Affiliates and, in any event, consistent with prudent business practices of the Borrower and the Subsidiaries.

16.08   LIENS

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        Not create or permit to exist,  or permit its  Subsidiaries to create or permit to exist, any Lien, except Permitted Liens.

16.09   DISPOSITIONS

        Not make, nor permit any of its Subsidiaries to make, a Disposition of any asset:

        (a)    other than in the ordinary course of business;

        (b) for less than fair market value (other than a Disposition described in SECTIONS 16.09(A), (C), (D), (F) or (G));

        (c) other than transactions made in accordance with SECTION 16.15(C), Restricted Payments made in accordance with SECTION 16.20 and payments made under the Mirror Notes in accordance with the terms of the Mirror Notes;

        (d) other than interest payments on Subordinated Debt, if and to the extent permitted by the Subordination Agreement, provided that there exists no Default with respect to payment of any amounts due and owing under this Agreement and no Default exists or would result from such payment;

        (e) except for cash, if the aggregate Net Proceeds of such Dispositions (other than a Disposition described in CLAUSES (A),
               (C), (D), (F) or (G) of this SECTION 16.09), either alone or in the aggregate, during any calendar year during the term of this Agreement exceeds DM 100,000,000 (Deutsche Mark One Hundred Million);

        (f) other than Dispositions between and among the Borrower and its Subsidiaries or between and among the Subsidiaries; provided, however, that with respect to Kronos Canada, Inc., Kronos Europe S.A./N.V., Kronos Titan, Kronos Titan A/S and Titania A/S (the "Operating Subsidiaries"), without approval of the Majority Banks, the Borrower shall not make, nor permit its Operating Subsidiaries to make, a Disposition to the Borrower or another Subsidiary of assets in such Operating Subsidiaries consisting of production capacity, inventory (other than in the ordinary course of business), accounts receivable (other than to Kronos World Services S.A./N.V. (and as long as it remains a Subsidiary) for cash) or Intellectual Property Rights (other than licenses and sub-licenses of such Intellectual Property Rights), and further the Borrower shall not transfer, nor permit any of its Subsidiaries to transfer, to any other Subsidiary the Stock of any Pledged Subsidiary without the approval of the Majority Banks;

        (g) notwithstanding anything in this Agreement to the contrary, other than Dispositions, termination or shortening of the term, or modifications, of the Leverkusen Lease for full, fair and reasonable consideration; or


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



        (h) other than Dispositions prior to the Second Restatement Date of the distributorship/marketing arrangements existing as of the First Restatement Date between Rheox, Inc. and/or its subsidiaries and certain Subsidiaries of the Borrower.

        Not use, or allow to be used, directly or indirectly, the proceeds of any Disposition permitted by this Section 16.09 to make any payment or other transfer of funds to or for the benefit of any Affiliate of the Borrower other than the Subsidiaries of the Borrower (if and to the extent that such payment or transfer to Subsidiaries is not otherwise prohibited by this Agreement); provided, however, that, subject to compliance with the other terms of this Agreement, the proceeds of any such permitted Disposition may be used to make Restricted Payments if and to the extent that such Restricted Payments are permitted pursuant to Section 16.20 and to make payments under the Mirror Notes in accordance with the terms of the Mirror Notes.

16.10   MERGER; CONSOLIDATION

        (a)    (i)    Not merge or consolidate with any other Person whereby
                      the Borrower shall be the surviving corporation without the prior written consent of the Majority Banks.

               (ii) Not merge or consolidate with or into any other Person whereby any other Person would be the surviving entity without the prior written consent of the Majority Banks (662/3%).

        (b) Not permit Kronos Canada, Inc., 2927527 Canada Inc., 2969157 Canada Inc. or Kronos Europe S.A./N.V. to merge or consolidate with or into any other Person (other than, as to 2927527 Canada Inc. only, the Borrower), unless the survivor shall (i) be a corporation organized under the laws of Canada (with respect to Kronos Canada, Inc., 2927527 Canada Inc. or 2969157 Canada Inc.) or Belgium (with respect to Kronos Europe S.A./N.V.); (ii) have a net worth approximately equal to or greater than that of Kronos Canada, Inc., 2927527 Canada Inc., 2969157 Canada Inc. or Kronos Europe S.A./N.V., as the case may be; (iii) have assumed all of the liabilities of Kronos Canada, Inc., 2927527 Canada Inc., 2969157 Canada Inc. or Kronos Europe S.A./N.V., as the case may be; and (iv) be a Subsidiary directly Controlled by the Borrower.

        (c) Not permit Kronos Titan, Kronos Titan A/S or Titania A/S to merge or consolidate with or into any Person unless the survivor shall
               (i) be a corporation organized under the laws of Germany (with respect to Kronos Titan) or Norway (with respect to Kronos Titan A/S or Titania A/S); (ii) have a net worth approximately equal to or greater than that of Kronos Titan, Kronos Titan A/S or Titania A/S, as the case may be; (iii) have assumed all of the liabilities of such entity; and (iv) be a Subsidiary either directly Controlled by the Borrower or directly Controlled by a Subsidiary of the Borrower;

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




               provided, however, that any other Subsidiary may merge with or into any other Subsidiary.

16.11   EMPLOYEE MATTERS

        (a)    DISCHARGE OF ERISA LIABILITY

               Pay and discharge promptly or cause any Subsidiary to pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA or the provisions of any similar applicable Non-U.S. law or similar provisions provided for in any applicable plan or document relating to such plan; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay any such liability if:

               (i)    the amount,  applicability  or validity  thereof  shall be
                      diligently   contested   in  good  faith  by   appropriate
                      proceedings; and

               (ii) the Borrower or the Subsidiary, as the case may be, shall establish and maintain reserves, if required in accordance with German GAAP which, in the opinion of the Borrower's independent accountants, are adequate with respect thereto.

        (b)    ERISA NOTICES

               Deliver to the Banks promptly, and in any event within 10 (ten) working days:

               (i) when the Borrower or any member of the Controlled Group gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Pension Benefit Plan that might constitute grounds for a termination of such Pension
                      Benefit Plan under Title IV of ERISA, or knows that the plan administrator of any Pension Benefit Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;

               (ii) when the Borrower or a member of the Controlled Group, or an administrator of any Pension Benefit Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such plan in a distress termination pursuant to Section 4041(c) of ERISA, a copy of any such notice;

               (iii) upon the receipt of notice by the Borrower or member of the Controlled Group or an administrator of any Pension Benefit Plan from the PBGC of

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



                      the PBGC's intention to terminate any Pension Benefit Plan or to appoint a trustee to administer any such plan, a copy of such notice;

               (iv) when the Borrower knows or has reason to know of any event or condition which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Benefit Plan or when Borrower or any member of the Controlled Group files an application under Section 412(d) of the Code for a waiver of the minimum funding standards with respect to a Pension Benefit Plan, an explanation of such event or condition or a copy of such application, as the case may be; or

               (v) upon the receipt by the Borrower or by a member of the Controlled Group of aggregate assessments in excess of $1,000,000 (U.S. Dollars One Million) of withdrawal liability under Section 4201 of ERISA from Multiemployer Plans, a copy of each such assessment.

        (c)    ERISA TRANSACTIONS

               Not engage in any transaction or permit any Subsidiary to engage in any transaction which could subject the Borrower or any Subsidiary to a civil penalty assessed pursuant to the provisions of Section 502 of ERISA or tax imposed under the provisions of
               Section 4975 of the Code, which civil penalty or tax would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

        (d)    NO TERMINATION OF EMPLOYEE PLANS

               Not terminate any Pension Benefit Plan of the Borrower or any member of the Controlled Group in a "distress termination" under
               Section 4041 of ERISA, or take any other action or have any event occur with respect to an Employee Plan, including, without limitation, any action or event for which the Borrower must provide the Banks with a copy of a notice, an explanation of an event or condition, or a copy of an assessment under this SECTION 16.11, which would have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries, taken as a whole.

        (e)    NON-U.S. EMPLOYEE PLANS

               Not permit any condition to exist with respect to a Non-U.S. Employee Plan which would have a Material Adverse Effect on any Company.


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16.12   INTEREST RATE PROTECTION AGREEMENTS

        Shall, with financial institutions and at rates reasonably acceptable to the Agent, maintain Interest Rate Protection Agreements with respect to a minimum of 45% (forty-five percent) of the amount of the Loans outstanding at any time through May 31, 1995.

16.13   INDEBTEDNESS TO SUBSIDIARIES

        Shall not make any payments with respect to any Indebtedness owed by the Borrower to any Subsidiary if a Default exists and is continuing, or would result from the making of such payment.

16.14   MAINTENANCE OF SEPARATE CORPORATE IDENTITIES

        Shall, for so long as the Loan or any portion thereof or any Commitment therefor is outstanding,

        (a) provide, that at all times, at least one (1) member of its board of directors or at least one (1) of its officers will be a Person who is not an officer, director or employee of any corporation which Controls the Borrower;

        (b) maintain corporate records and books of account separate from those of any corporation which Controls the Borrower and separate from those of any Major Subsidiary;

        (c)    not commingle  its funds or assets with those of any  corporation
               which   Controls   the  Borrower  or  with  those  of  any  Major
               Subsidiary; and

        (d) provide that its board of directors will hold all appropriate meetings, which will not be jointly held with any corporation which Controls the Borrower, to authorize and approve the Borrower's corporate actions.

16.15   AFFILIATE TRANSACTIONS

        Not, nor permit any of its Subsidiaries, directly or indirectly, to pay any funds (including, without limitation, payments of principal or interest on Indebtedness or Subordinated Debt to any Affiliate) to or for the account of, make any investment in, lease, sell, transfer or otherwise dispose of, any assets, tangible or intangible, grant loans, guarantees, suretyships to, enter into management, consulting, brokerage, advisory or similar agreements or arrangements with, or participate in or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate (other than the Borrower and its Subsidiaries), provided, however, that the foregoing shall not restrict:

        (a) transactions which are on terms and conditions no less favorable to the Borrower and its Subsidiaries than would apply in comparable arm's-length transactions

               (involving comparable circumstances) with a Person not an Affiliate; provided that (i) in no event shall payments provided for in any management, consulting, advisory or similar agreements or arrangements (other than the existing agreements and arrangements described in SCHEDULE 9) exceed, in the aggregate, DM 10,000,000 (Deutsche Mark Ten Million) in any calendar year;
               (ii) in no event shall amounts paid to Affiliates as brokerage fees in connection with Dispositions to non-Affiliates exceed the lesser of (A) 3% (three percent) of the Gross Proceeds or (B) customary fees and expenses which would be incurred pursuant to an arm's length agreement or arrangement); and (iii) with respect to sales or transfers of product or similar assets by the Borrower or any of its Subsidiaries to Affiliates of the Borrower (other than the Borrower and its Subsidiaries) (A) all such sales or transfers shall be on payment terms that provide for full payment in cash on or before 45 (forty-five) days after the date of such sale or transfer and (B) the aggregate amount owing to the Borrower and its Subsidiaries for all such sales or transfers (net of any amounts owing by the Borrower and its Subsidiaries with respect to sales or transfers of product or similar assets to such Affiliates of the Borrower) shall not at any time exceed $15,000,000 (Fifteen Million Dollars) (or the equivalent amount in any currency);

        (b)    Restricted Payments made in accordance with SECTION 16.20;

        (c) transactions by the Borrower or any Subsidiary with any Affiliate (including, without limitation, loans and advances), to the extent that the aggregate amount of such transactions when aggregated with Restricted Payments shall not exceed the limit on payments in the periods specified under SECTION 16.20 and shall otherwise be made in accordance with SECTION 16.20;

        (d) the Affiliate License Agreements and transactions by the Borrower or any Subsidiary pursuant to the Affiliate License Agreements; or

        (e) the issuance and payment of the Mirror Notes in accordance with the terms of the Mirror Notes.

16.16   TRANSACTIONS WITH SUBSIDIARIES

        If the Borrower or any Subsidiary, or a Subsidiary and another Subsidiary, creates or enters into any agreement with a Subsidiary which is on terms and conditions more favorable to such Subsidiary than would apply in a similar agreement with a Person which is not an Affiliate, then, in the event that any such benefitted Subsidiary merges or consolidates with another entity such that the surviving entity is no longer a Subsidiary, or such agreement is, or the benefits of such agreement are, sold (in one transaction or a series of transactions to a Person that is not a Subsidiary), any such agreement involving such benefitted Person must, prior to such merger, consolidation or sale of assets, be modified so that the terms and conditions thereof would be no more favorable than would apply with a Person which is not an Affiliate.

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16.17   NOTICE OF DEFAULT; CHANGE OF LAW

        Advise the Agent promptly upon the Borrower becoming aware of (i) any Default under this Agreement or any of the other Loan Documents or (ii) any change in law which would cause any representation or warranty in
        SECTION 15.04,  15.05,  15.06,  15.07,  or 15.14 of this Agreement to be incorrect if such change in law were in effect on the Second Restatement Date.

16.18   LIMITATION OF INDEBTEDNESS

        Not incur any Indebtedness other than Permitted Indebtedness.

16.19   SUBSIDIARY INDEBTEDNESS

        Not allow any Subsidiary to incur any Indebtedness other than (a) Permitted Indebtedness or (b) subject to the limitations of SECTION 16.18, Indebtedness in respect of unfunded vested benefits under any laws governing non-U.S. Employee Plans.

16.20   RESTRICTED PAYMENTS

        Not make or declare any Restricted Payments except for the following Restricted Payments if no Default exists or would result after giving effect thereto:

        (a) As a result of the First Prepayment, the Borrower may make Restricted Payments to Kronos in an aggregate amount not to exceed DM 75,000,000 (Deutsche Mark Seventy-Five Million), provided that (i) none of such Restricted Payments may be made prior to January 1, 1995 and (ii) the aggregate of all such Restricted Payments made during calendar year 1995 shall not exceed DM 50,000,000 (Deutsche Mark Fifty Million); and

        (b) The Borrower may make Restricted Payments to Kronos and/or NL Industries if and to the extent that such payments do not exceed, at any time when paid, the positive remainder, if any, of (i) the sum of (A) the optional prepayments of the Loan made with funds provided by Kronos and/or NL Industries as described in SECTION 8.02, exclusive of any optional prepayments directly or indirectly made with funds constituting capital contributions made or Subordinated Debt advanced to the Borrower and satisfying all or any portion of the "Maximum Required Investment Amount" as such term is defined in the Liquidity Undertaking and exclusive of the First Prepayment, the Second Prepayment and any other prepayments made with the proceeds of the NL Subordinated Loan or the Kronos Subordinated Loan, plus (B) interest accrued, at a rate not to exceed the average rate of interest applicable to the Loans plus 0.50% (one-half of one percent) as of the Business Day upon which such Restricted Payment is made, on any Subordinated Debt borrowed by the Borrower from Kronos and/or NL Industries and incurred to finance such optional prepayments of the Loan referred to in

               CLAUSE (A) preceding minus (ii) the amount of Restricted Payments then previously paid by the Borrower to Kronos and/or NL Industries pursuant to this CLAUSE (B); for purposes of this
               CLAUSE (B), no such optional prepayment (or portion thereof) shall be deemed to have been made with funds provided by Kronos and/or NL Industries unless, in connection with the prior written notice of such optional prepayment given pursuant to SECTION
               8.02, the Borrower notifies the Agent that such optional prepayment (or portion thereof) shall be made with funds provided by Kronos and/or NL Industries and, at the time of such prepayment, the Agent receives evidence reasonably satisfactory to it that such optional prepayment (or portion thereof) was in fact paid with funds provided by Kronos and/or NL Industries and placed into the Special Purpose Account (or, if so agreed by the Agent, into another special, restricted account of the Borrower maintained at, and acceptable to, the Agent from which the Borrower may not make withdrawals or otherwise direct distributions except with respect to any interest to accrue thereon) and then applied against the Loan pursuant to SECTION 8.02.

        Notwithstanding the foregoing, the Borrower may make Restricted Payments, even if the foregoing conditions are not met, but only if and to the extent that, prior to or concurrently with the making of any such Restricted Payment, a cash equity capital contribution is made to the Borrower by the Person to whom such Restricted Payment is to be made such that the sum of Consolidated Equity plus Subordinated Debt of the Borrower is at least equal to the sum of Consolidated Equity plus Subordinated Debt of the Borrower if such Restricted Payment had not been made.

16.21   MAXIMUM FUNDED DEBT RATIO; MAXIMUM INDEBTEDNESS

        Maintain for each fiscal quarter during the fiscal years set forth below a Funded Debt Ratio not exceeding the maximum Funded Debt Ratio specified opposite each such fiscal year:

               YEAR                         MAXIMUM FUNDED DEBT RATIO

               1996                             0.95 to 1.00

        Effective as of the Second Restatement Date, allow to exist or remain outstanding Indebtedness of the Borrower and its Subsidiaries on a consolidated basis, exclusive of the Indebtedness evidenced by the Mirror Notes, that does not, at any time during any particular fiscal year, exceed the aggregate amount set forth in the table below applicable to such year:

                                                Maximum Aggregate
               YEAR                             AMOUNT OF INDEBTEDNESS

               1997                             DM 430,000,000
               1998                             DM 430,000,000
               1999                             DM 400,000,000
               2000                             DM 300,000,000

16.22   MINIMUM CONSOLIDATED EQUITY

        Maintain for each fiscal quarter during the fiscal years set forth below Consolidated Equity of not less than the minimum Consolidated Equity specified opposite each such fiscal year:

               YEAR                         MINIMUM CONSOLIDATED EQUITY

               1997                         DM 1,600,000,000
               1998                         DM 1,325,000,000
               1999                         DM 1,175,000,000
               2000                         DM 1,100,000,000

16.23   CURRENT ASSETS TO CURRENT LIABILITIES RATIO

        Maintain a ratio of Current Assets to Current Liabilities of not less than 1.50 to 1.00.

16.24   INTEREST COVERAGE RATIO

        Maintain for the four fiscal quarters then ended an Interest Coverage Ratio of not less than the minimum Interest Coverage Ratio specified opposite each date as set forth below:

                 Four Fiscal                       Minimum Interest
               QUARTERS ENDED                        COVERAGE RATIO

               March 31, 1997                         0.65 to 1.00
               June 30, 1997                          0.35 to 1.00
               September 30, 1997                     0.30 to 1.00
               December 31, 1997                      0.30 to 1.00
               March 31, 1998                         0.30 to 1.00
               June 30, 1998                          0.50 to 1.00
               September 30, 1998                     0.80 to 1.00
               December 31, 1998                      1.00 to 1.00
               March 31, 1999                         1.05 to 1.00
               June 30, 1999                          1.15 to 1.00
               September 30, 1999                     1.25 to 1.00
               December 31, 1999                      1.60 to 1.00
               March 31, 2000                         1.75 to 1.00

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               June 30, 2000                          2.00 to 1.00

16.25   MINIMUM EBITDA

        Have or achieve, for each fiscal year set forth below, EBITDA that is not less than the minimum EBITDA specified opposite each such fiscal year below:

               FISCAL YEAR ENDED                        MINIMUM EBITDA

                  1997                                DM  20,000,000
                  1998                                DM  90,000,000
                  1999                                DM 195,000,000

        For purposes of determining compliance with the minimum EBITDA requirements set forth in the immediately preceding sentence, there shall be added to EBITDA during any fiscal year the positive remainder, if any, of (a) the sum of (i) the amount, if any, of contributions to the equity of the Borrower in the form of cash (as distinguished from the conversion of debt to equity) made by NL Industries or Kronos during such fiscal year plus (ii) the amount, if any, of loans made by NL Industries or Kronos as Subordinated Debt during such fiscal year minus
        (b) the sum of (i) the increase in the Restricted Capital Amount during such fiscal year, plus (ii) the aggregate amount of Restricted Payments made during such fiscal year pursuant to SECTION 16.20(B); provided, however, that such addition to EBITDA may occur during no more than two separate fiscal years of the Borrower during the term of this Agreement and any such addition occurring during any fiscal year shall be wholly excluded for purposes of determining EBITDA during any other fiscal year.

16.26   REGISTERED OFFICE IN GERMANY

        Maintain a registered office in Germany.

16.27   SERVICE CONTRACT OF KRONOS TITAN

        Cause Kronos Titan to maintain the Service Contract or obtain a renewal or renewals, or a replacement or replacements, thereof providing for comparable services during the term of the Leverkusen Lease.

16.28   RESTRICTION ON DIVIDENDS FROM SUBSIDIARIES

        (a) Without the consent of the Majority Banks, the Borrower shall not permit any of its Subsidiaries to incur any Indebtedness not existing as of the First Restatement Date, which Indebtedness includes a consensual encumbrance or restriction on the ability of a Subsidiary to pay dividends or distributions or make similar payments on its Stock to the Borrower or to any other Subsidiary.


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        (b)    Without the consent of the Majority  Banks,  the  Borrower  shall not, nor permit any of its Subsidiaries to, amend or refinance any Indebtedness if such amendment or refinancing includes a consensual encumbrance or restriction on the ability of any Subsidiary to pay dividends or distributions or make similar payments on its Stock to the Borrower or to any other Subsidiary to a greater extent than exists with respect to such Indebtedness at the time of such amendment or refinancing.

16.29   INVESTMENTS

        Except as otherwise expressly permitted under SECTIONS 16.09 or 16.10 of this Agreement, neither the Borrower nor any of its Subsidiaries will make or acquire any Investment in any Person other than:

        (a)    Temporary Cash Investments;

        (b) Investments by a Subsidiary in the Borrower, or by the Borrower or any of the Subsidiaries in any of the Major Subsidiaries;

        (c) Investments by the Borrower or by any of its Subsidiaries in any Subsidiary which is not a Major Subsidiary if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this CLAUSE (C) does not exceed DM 105,000,000 (Deutsche Mark One Hundred Five Million); and

        (d) any Investment not otherwise permitted by the foregoing clauses of this SECTION 16.29 if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this CLAUSE (D) does not exceed DM 25,000,000 (Deutsche Mark Twenty-Five Million);

        and provided, however, that neither the Borrower nor any of its Subsidiaries shall, if a Default exists and is continuing, make or acquire any Investment in any Person other than pursuant to CLAUSES (A) and (B) of this SECTION 16.29.

16.30   LIMITATION ON RESTRICTED PAYMENTS

        Not make any Restricted Payment to any Person if any one or more of the following Persons shall fail to make payments when due and payable of any of their Indebtedness in an aggregate amount exceeding DM 20,000,000 (Deutsche Mark Twenty Million) with respect to each such Person: NL Industries, the Principal Shareholder, or any corporation Controlled by NL Industries and Controlling the Principal Shareholder.


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16.31   MAINTENANCE OF PROPERTY; INSURANCE

        Except as otherwise permitted under this Agreement, keep, and cause each of its Subsidiaries to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and maintain, and cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all their property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and furnish to the Agent, upon written request from the Agent, full information as to the insurance carried. SCHEDULE 10 attached hereto is a description of the types and amounts of insurance carried by the Borrower and its Subsidiaries as of the Second Restatement Date.

16.32   CONTINUATION OF BUSINESS

        Except as otherwise permitted under this Agreement, continue, and cause each of its Major Subsidiaries to continue, to engage in business of the same general type as conducted by each of them as of the First Restatement Date, and preserve, renew and keep in full force and effect, and cause each of its Major Subsidiaries to preserve, renew and keep in full force and effect its respective corporate existence and its respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

16.33   TAXES

        File, and cause each of its Subsidiaries to file, all income tax returns and all other material tax returns that are required to be filed by them; and timely pay and cause each of its Subsidiaries to pay timely all taxes due and payable for the period covered by such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except for those being contested in good faith by appropriate proceedings and against which adequate reserves are established and maintained if required in accordance with German GAAP.

16.34   ADDITIONAL GUARANTIES, PLEDGED SUBSIDIARIES, ETC.

        (a) Cause any Subsidiary which is not a Guarantor as of the Second Restatement Date (including, without limitation, a Subsidiary which becomes a Subsidiary after the Second Restatement Date) to become a Guarantor hereunder and thereupon promptly execute a Guaranty in form and substance reasonably satisfactory to the Agent, to the extent permitted by applicable law; provided, however, that no such Subsidiary shall be required to execute such a Guaranty if, in the opinion of its independent counsel or counsel for the Agent, the execution of such Guaranty could subject the directors or officers of such Subsidiary to civil or criminal liability; provided, further, however, that each such Subsidiary which is not required to execute such a Guaranty in accordance with the preceding proviso shall

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



               be required to execute such Guaranty if and when (and within a reasonably prompt time after the occurrence of) any change in or clarification of applicable law would permit the execution of such Guaranty without the imposition of such civil or criminal liability.

        (b) Cause any Subsidiary which is not a Pledged Subsidiary as of the Second Restatement Date (including, without limitation, any Subsidiary which becomes a Subsidiary after the Second Restatement Date) to become a Pledged Subsidiary and if it or any Subsidiary owns shares of a Subsidiary which becomes a Pledged Subsidiary, it shall, or shall cause such Subsidiary to, become a Pledgor with respect thereto and promptly execute a Pledge Agreement in form and substance reasonably satisfactory to the Agent, to the extent permitted by applicable law; provided, however, that neither the Borrower nor any Subsidiary shall be required to execute a Pledge Agreement if, in the opinion of its independent counsel or counsel for the Agent, the execution of such Pledge Agreement could subject the directors or officers of the Borrower or such Subsidiary to civil or criminal liability; provided, further, however, that if and to the extent that the Borrower or any Subsidiary is not required to execute such a Pledge Agreement in accordance with the preceding proviso, the Borrower or such Subsidiary (as applicable) shall be required to execute such Pledge Agreement if and when (and within a reasonably prompt time after the occurrence of) any change in or clarification of applicable law would permit the execution of such Pledge Agreement without the imposition of such civil or criminal liability.

16.35   PLEDGED STOCK

        (a) Except as otherwise permitted by this Agreement, not effect nor permit any reduction in, or limitation on, by charter, by-law or otherwise, voting rights, rights to dividends or other distributions, or rights of sale by pledgees in foreclosure, with respect to the Stock of any Pledged Subsidiaries.

        (b) Except as otherwise permitted by this Agreement, not effect any sale, pledge, hypothecation, mortgage of, nor grant an option with respect to, or otherwise transfer, assign or encumber, any of the Stock of any Pledged Subsidiary.

        (c) Not permit a Pledged Subsidiary to issue Stock to the Borrower or other Pledgor that is not subject to a Pledge Agreement or as otherwise permitted under this Agreement.

        (d) Not effect or permit, by charter, by-laws, contract or other arrangement, any restriction on the rights of the pledgees under the Pledge Agreements to exercise their rights of sale or other rights or remedies in accordance with the terms of such agreements.


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16.36   PRINCIPAL SHAREHOLDER WAIVER

        If Kronos is no longer the Principal Shareholder of the Borrower, then any such Person which becomes a Principal Shareholder shall promptly execute, to the extent not prohibited by applicable law, an Acknowledgement of Limitation of Special Damages substantially in the form of EXHIBIT J to the First Restated Agreement.

16.37   MAXIMUM CAPITAL EXPENDITURES

        Not make or allow any Consolidated Subsidiary to make any Capital Expenditures, provided, however that Capital Expenditures may be made if, after giving effect thereto, the aggregate Capital Expenditures made during any fiscal year do not exceed the maximum aggregate Capital Expenditures specified opposite each such fiscal year below:

                                                   Maximum Aggregate
               YEAR                                CAPITAL EXPENDITURES

               1996                                DM 90,000,000
               1997                                DM 70,000,000
               1998                                DM 60,000,000
               1999                                DM 60,000,000
               2000                                DM 60,000,000
               2001                                DM 60,000,000
               2002                                DM 60,000,000

        and provided further, however, that Capital Expenditures exceeding the amount thereof set forth in the preceding table may be made during any fiscal year if and to the extent that (a) such Capital Expenditures are reasonably required to comply with applicable Environmental Laws and the Borrower provides reasonable evidence of such requirement to the Agent and (b) such Capital Expenditures have not been previously budgeted or otherwise planned to occur during such fiscal year, and provided further, however, that the Borrower may, in addition to the maximum aggregate Capital Expenditures allowed in the table above for any particular fiscal year, make Capital Expenditures during such fiscal year of an amount equal to the positive remainder (if any) of (i) the maximum aggregate Capital Expenditures allowed in the table above for the immediately preceding fiscal year minus (ii) the aggregate Capital Expenditures actually made during such immediately preceding fiscal year. In addition, and notwithstanding anything to the contrary contained in the immediately preceding sentence, the Borrower and its Consolidated Subsidiaries shall, during each fiscal year subsequent to 1996, make Capital Expenditures of not less than DM 40,000,000 (Deutsche Mark Forty Million) (or the equivalent amount in any currency) in aggregate amount.


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16.38   MIRROR NOTES; SUBORDINATED LOANS

        (a) Not make any payment (whether principal, interest or other payment in any form) of, on or with respect to the Mirror Notes, the NL Subordinated Loan or the Kronos Subordinated Loan, except for payments of principal and interest on or with respect to the Mirror Notes in amounts not to exceed the amounts then due made on or after the due dates for such payments, which payments of principal are (in the absence of any acceleration of maturity upon the occurrence of a default) due, respectively, on October 20, 2003 and October 20, 2005; and

        (b) Not amend or modify any of the Mirror Notes or the Subordinated Loan Documents without the prior written consent of the Majority Banks (662/3%) (i) to increase the principal amount of any of the Mirror Notes or the NL Subordinated Loan or the Kronos Subordinated Loan, (ii) to shorten the maturity of, or any date for the payment of any principal of or interest on, any of the Mirror Notes or the NL Subordinated Loan or the Kronos Subordinated Loan, (iii) to increase the rate of interest on or with respect to any of the Mirror Notes or the NL Subordinated Loan or the Kronos Subordinated Loan, (iv) to otherwise amend or modify any of the payment terms of the Mirror Notes or the NL Subordinated Loan or the Kronos Subordinated Loan other than to waive or cancel any payment obligations of the Borrower with respect thereto or to contribute such Indebtedness to the equity capital of the Borrower or a Subsidiary, (v) to increase any cost, fee or expense payable by the Borrower, (vi) to add any collateral as security for payment or collection of any of the Mirror Notes or the NL Subordinated Loan or the Kronos Subordinated Loan or (vii) in any other respect that would reasonably be expected to be adverse to the Borrower or any Subsidiary.

16.39   NOTIFICATION OF INDENTURE DEFAULTS

        Promptly notify the Agent of the occurrence of any "Default" or "Event of Default", as such terms are defined in either of the Indentures.

16.40   BANK ACCOUNTS

        The Borrower shall cause all cash balances of the Borrower and its Subsidiaries, other than Kronos World Services S.A./N.V., to be maintained at Hypobank International S.A. (or any affiliate of Hypobank International S.A. acceptable to the Agent) or another Bank (party to this Agreement) or branch of such Bank acceptable to the Agent; provided, however, that an aggregate amount of cash balances not to exceed DM 30,000,000 (Deutsche Mark Thirty Million) (or the equivalent amount in any currency) may be maintained by the Borrower or Subsidiaries of the Borrower at other financial institutions if and to the extent that it is not feasible for the Borrower or such Subsidiaries to maintain cash balances with Hypobank International S.A. or its affiliates or another Bank or branch of such Bank. The Borrower shall, and shall cause each of its Canadian Subsidiaries to, from time to time as may be necessary, pledge to the Agent as security for the Loans,

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



        pursuant to agreements, documents and instruments in form and substance reasonably satisfactory to the Agent which shall create first priority Liens (except as provided in SECTION 17.05), all cash balances of the Borrower and its Canadian Subsidiaries, and the Borrower will, and will cause each of its Canadian Subsidiaries to, at all times cause its cash balances to be so pledged.

                                    ARTICLE 17.  COLLATERAL

17.01 As security for the repayment of the Loans and the performance of all other obligations of the Borrower to the Banks (and in addition to certain undertakings, covenants and other agreements), the following documents were executed and delivered in connection with the Original Agreement or the First Approval Agreement:

        (a) Pledge dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of NL Industries (Deutschland) GmbH, Kronos Chemie GmbH and Schraubenfabrik Neustadt Goetz & Cie. GmbH, as amended and reaffirmed;

        (b) Pledge dated as of May 30, 1990, executed by NL Industries to and in favor of the Agent relating to the Stock of NL Industries (Deutschland) GmbH, as amended and reaffirmed;

        (c)    Deed of  Security  dated  as of May 30,  1990  and as of June 19,
               1992, executed by the Borrower, the Agent and Societe Industrielle du Titane S.A., Assignment of Dividends dated as of May 30, 1990 and as of June 19, 1992, executed by the Borrower, the Agent and Societe Industrielle du Titane S.A. and Declaration of Pledge dated as of June 19, 1992, executed by the Borrower and Societe Industrielle du Titane S.A. to and in favor of the Banks, all relating to the Stock of Societe Industrielle du Titane S.A.;

        (d) Pledge Agreement of Registered Shares dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos S.A./N.V. (including power of attorney and notice of assignment relating thereto), as amended and reaffirmed, and Pledge Agreement of Registered Shares dated as of May 28, 1993, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos Europe S.A./N.V. (including power of attorney and notice of assignment relating thereto);

        (e) Pledge Agreement dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos Norge A/S, as amended and reaffirmed;

        (f) Legal Mortgage of Shares dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos Limited (including power of attorney relating thereto), as amended and reaffirmed;

        (g) Pledge of Shares dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos Canada, Inc., as amended and reaffirmed;

        (h) Stock Pledge Agreement dated as of May 30, 1990, executed by the Borrower to and in favor of the Agent relating to the Stock of Kronos Europe, Inc., as amended and reaffirmed;

        (i) Guaranty dated as of May 30, 1990, executed by Kronos Europe, Inc. to and in favor of the Agent, as amended and reaffirmed;

        (j) Guaranty dated as of March 22, 1991, executed by NL Industries and Kronos (US) to and in favor of Agent, as amended and reaffirmed (which Guaranty has been fully performed);

        (k) Guarantee Agreement dated as of May 10, 1991, executed by Kronos Canada, Inc. to and in favor of the Agent, as amended and reaffirmed;

        (l) Special Purpose Account Agreement dated as of May 15, 1992, executed by NL Industries, Kronos (US) (then known as Kronos, Inc.) and the Borrower to and in favor of the Agent relating to the Special Purpose Account;

        (m) Declaration dated as of June 15, 1992, executed by the Borrower, NL Industries and Kronos (US) relating to the pledge of the Special Purpose Account (and additional documents relating thereto);

        (n) Pledge of Shares dated as of September 30, 1993, executed by the Borrower to and in favor of the Agent relating to the Stock of 2927527 Canada Inc.; and

        (o) Guarantee Agreement dated as of September 30, 1993, executed by 2927527 Canada Inc. to and in favor of the Agent.

17.02 As additional security for the repayment of the Loans and the performance of all other obligations of the Borrower to the Banks, the documents referred to in CLAUSES (I)(A) through (C) of SECTION 4.01(A) of the First Restated Agreement were executed and delivered concurrently with the First Restatement Date.

17.03 As additional security for the repayment of the Loans and the performance of all other obligations of the Borrower to the Banks, the documents referred to in Paragraphs 3(h), 3(i) and 3(k) of the First Approval Agreement, if required to be executed under such agreement, were executed and delivered in accordance with, and at the times specified in, the First Approval Agreement.


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17.04   As  additional   security  for  the  repayment  of  the  Loans  and  the
        performance of all other obligations of the Borrower to the Banks, the following documents have been, or will be concurrently with the Second Restatement Date, executed and delivered:

        (a)    (i)    Pledge  of  Shares  dated  as of  November  5,  1993,
                      executed by the Borrower to and in favor of the Agent relating to the Stock of 2969157 Canada Inc., as amended and reaffirmed;

               (ii) Guarantee Agreement dated as of November 5, 1993, executed by 2969157 Canada Inc. to and in favor of the Agent, as amended and reaffirmed;

               (iii) Amendment and Reaffirmation of Pledge Agreement dated as of January 28, 1994, executed by the Borrower and the Agent confirming the pledge of 48,313 new shares of Stock of Kronos Norge A/S issued by Kronos Norge A/S to the Borrower;

               (iv) Pledge Agreement of ZCON and ZCON Agreement dated as of February 2, 1994, executed by the Borrower to and in favor of the Agent relating to the pledge of the Subordinated Zero Coupon Option Note dated March 15, 1993, in the principal amount of NOK 110 million issued by Kronos Europe S.A./N.V. (then known as Kronos S.A./N.V.) to Kronos Norge A/S and the Agreement dated January 29, 1993, between Kronos Europe S.A./N.V. and Kronos Norge A/S and the ZCON Amendment Agreement dated March 15, 1993;

               (v) Amendment and Reaffirmation of Pledge of Shares dated as of January 1, 1994, executed by the Borrower and the Agent relating to the Stock of 2927527 Canada Inc.; and

               (vi) Amendment and Reaffirmation of Pledge of Shares dated as of January 1, 1994, executed by the Borrower and the Agent relating to the Stock of 2969157 Canada Inc.;

        (b) Amended and Restated Pledge Agreement dated as of June 26, 1996, executed by the Borrower to and in favor of the Agent relating to the pledge of 53,427 newly issued shares and 532,196 newly issued shares of Stock of Kronos Norge A/S and that certain Promissory Note and Agreement dated June 26, 1996, in the original principal amount of NOK 200,000,000 made by Kronos Norge A/S payable to the order of the Borrower; and

        (c) (i) the Nordenham Mortgage executed by Kronos Titan to and in favor of the Agent, which Lien document shall secure only the principal amount of the Kronos Titan Revolving Portion which has at any time been advanced directly to Kronos Titan and which is outstanding at any time (including the principal thereof, interest accrued thereon and fees incurred with respect

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                      thereto)   and  the   priority  of  which  Lien  shall  be
                      subordinate only to (A) the existing Lien in favor of Westdeutsche Landesbank securing an actual (as opposed to nominal) aggregate amount not to exceed DM 4,000,000 (Deutsche Mark Four Million) of principal Indebtedness at any time outstanding, (B) the existing Lien in favor of the German tax authorities securing claims for taxes (including interest) of the Borrower and its Subsidiaries owed to the German tax authorities for fiscal year 1990 not to exceed DM 100,000,000 (Deutsche Mark One Hundred Million) and (C) any (if any) Permitted Liens referred to in CLAUSES (D) and (E) of the definition of the term "Permitted Liens";

               (ii) the Canadian Security Documents executed by Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc. (as applicable) to and in favor of the Agent;

               (iii) the Cash Pledge Agreements executed by the Borrower, Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc. (as applicable) to and in favor of the Agent; and

               (iv) the NL Guaranty executed by NL Industries to and in favor of the Agent.

17.05 The Borrower covenants and agrees that, pursuant to the Pledge Agreements, the Nordenham Mortgage, the Canadian Security Documents and the Cash Pledge Agreements, the Agent, as Agent for the Banks, shall have a Lien in and to (a) the Stock of the Pledged Subsidiaries, (b) the Nordenham plant of Kronos Titan, (c) all material assets and properties of Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc. (including, without limitation, the Varennes, Quebec, Canada plant of Kronos Canada, Inc. and the Kronos Canada Note held by 2969157 Canada Inc. but excluding the stock of Kronos World Services S.A./N.V. owned by Kronos Canada, Inc.), and (d) certain bank accounts of the Borrower, Kronos Canada, Inc., 2927527 Canada Inc. and 2969157 Canada Inc., all as security for the Loans (including, without limitation, the Revolving Portion and any reborrowings of the Revolving Portion to be advanced on the date of any drawdown thereof). The Borrower further covenants and agrees that all of such Liens referred to in the immediately preceding sentence shall constitute perfected first priority Liens in favor of the Agent for the benefit of the Agent and the Banks and the properties and assets affected thereby shall not be subject to any other Liens other than Permitted Liens referred to in CLAUSE (D), (E), (F) or (I) of the definition of the term "Permitted Liens" in this Agreement; provided, however, that (A) the Lien created by the Nordenham Mortgage may have the priority specified in CLAUSE (I) of SECTION 17.04(C), (B) the Lien referred to in CLAUSE (B) preceding may be subordinate to any (if any) Permitted Liens referred to in CLAUSES (D) and (E) of the definition of the term "Permitted Liens", and (C) the Liens referred to in CLAUSE (C) preceding may be subordinate to any (if any) Permitted Liens referred to in CLAUSES (D), (E), (F) and, as to Liens affecting assets or properties of Kronos Canada, Inc. only, (H) of the term "Permitted Liens", and the Banks hereby expressly authorize the Agent to take all actions and execute all instruments

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        on their behalf necessary to subordinate its Liens referred to in CLAUSE
        (C) preceding affecting assets or properties of Kronos Canada, Inc. to the Liens referred to in CLAUSE (H) of the term "Permitted Liens".

                                ARTICLE 18.  EVENTS OF DEFAULT

        If, for whatever reason, any of the following shall occur and be continuing:

18.01 The Borrower shall fail to pay principal of the Loan or any portion thereof on the due date therefor; shall fail to pay any interest with respect to the Loan or any portion thereof within five (5) days of the due date therefor; or shall fail to pay any fee or any other sum which shall have become due under this Agreement or any other Loan Document within five (5) days after notice from the Agent; provided, however, that no failure of the Borrower to pay principal on the due date therefor shall be an Event of Default (as hereinafter defined) if, and only if, NL Industries or Kronos pays such principal on such due date;

18.02 The Borrower ceases to be, directly or indirectly, a majority-owned subsidiary of NL Industries.

18.03 The Leverkusen Lease is voluntarily modified, or is terminated or shortened or there is a Disposition of the Leverkusen Lease, or an agreement providing for the Disposition, modification, termination or shortening of the Leverkusen Lease shall be entered into during the term of the Loan or while any payments due and payable by the Borrower remain outstanding, unless such Disposition, modification, termination of or agreement with respect to the Leverkusen Lease will result in the payment of full, fair and reasonable consideration to Kronos Titan.

18.04 The lessor under the Leverkusen Lease exercises or has the right to exercise immediately any remedies or rights of reversion or termination thereunder or, with respect to rental payments required in accordance with the Leverkusen Lease, the lessee fails to make rental payments for a period of 2 (two) quarters or, if there is a bona fide dispute, the lessee fails to make rental payments for a period of 4 (four) quarters.

18.05 The Service Contract is terminated, modified or Disposition is made thereof during the term of the Leverkusen Lease unless replaced or renewed with a contract or provisions providing for comparable services which replacement continues during the term of the Leverkusen Lease or unless the Disposition of the Service Contract or any such replacement occurs concurrently with the Disposition, termination, shortening or modification of the Leverkusen Lease in accordance with the terms of this Agreement.

18.06 Any representation, warranty, certification or statement made by the Borrower or any Affiliate (including, without limitation, NL Industries, Kronos (US), Kronos and the Subsidiaries) in any Loan Document shall prove to have been incorrect in any material respect when made or deemed to have been made or repeated, as the case may be.

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




18.07 Except as set forth on SCHEDULE 4, any Loan Document or any of the obligations of the Borrower or any Affiliate (including, without limitation, NL Industries, Kronos (US), Kronos and the Subsidiaries) thereunder shall cease in any material respect to be legally valid, binding and enforceable in accordance with the respective terms of such Loan Document, or any Guarantor shall state its intention, in writing, to revoke its Guaranty.

18.08 The Borrower and/or any Subsidiary shall fail to observe or perform in any material respect any covenant or agreement contained in SECTION
        16.08 (to the extent that Borrower or any of its Subsidiaries voluntarily creates or permits to exist any Lien, except a Permitted
        Lien) or SECTIONS 16.09,  16.10,  16.17 through 16.25, 16.30 or 16.38 of this Agreement.

18.09 The Borrower and/or any Affiliate (including, without limitation, NL Industries, Kronos (US), Kronos and the Subsidiaries) shall fail to observe or perform in any material respect any other covenant or agreement contained in any Loan Document (and not constituting an Event of Default under any other clause of this ARTICLE 18) and such failure shall continue for 30 (thirty) days after written notice thereof has been given to the Borrower by the Agent.

18.10 Any Company, NL Industries, Kronos, the Principal Shareholder or any corporation which is Controlled by NL Industries and Controls the Principal Shareholder becomes insolvent for the purposes of any relevant law, or shall commence a voluntary action or other proceedings seeking liquidation, reorganization or other relief with respect to itself, its properties or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any relief or to the appointment of or taking or possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assign ment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

18.11 An involuntary action or other proceedings shall be commenced against any Company, NL Industries, Kronos, the Principal Shareholder or any corporation which is Controlled by NL Industries and Controls the Principal Shareholder seeking liquidation, reorganization or other relief with respect to it or its debt under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 75 (seventy-five) days; or an order of relief shall be entered against any such corporation under any bankruptcy laws as now or hereafter in effect;

18.12 Indebtedness of (i) the Borrower and/or any Subsidiary or (ii) the Principal Shareholder, in either such case in an aggregate amount exceeding DM 20,000,000 (Deutsche Mark Twenty Million) (or the equivalent amount in any currency) is not paid when due after any

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



        applicable grace period or is not paid if it becomes due and payable prior to its specified maturity, or any creditor or creditors of the Borrower or any of its Subsidiaries or the Principal Shareholder becomes entitled immediately to declare any such Indebtedness due and payable prior to its specified maturity;

18.13 One or more final judgments or non-appealable orders for the payment of money in excess of DM 10,000,000 (Deutsche Mark Ten Million) (or the equivalent amount in any currency) for all such judgments or orders shall be rendered against the Borrower and/or any of its Major Subsidiaries, and such judgments or orders shall continue unsatisfied and in effect for a period of 10 (ten) consecutive days;

18.14 Any other event occurs or circumstances arise with respect to the Borrower and/or its Subsidiaries which in the reasonable opinion of the Majority Banks is likely to materially adversely affect the ability of the Borrower to perform its obligations with respect to payments, Collateral or Liens under the Loan Documents;

18.15 The occurrence of an "Event of Default" (whether or not such an "Event of Default" is declared or any remedy is exercised with respect thereto), as such term is defined in either of the Indentures; or

18.16 (a) Either of the Indentures or any of the NL Notes shall be amended or modified without the prior written consent of the Majority Banks
        (662/3%)  (i) to increase the  principal  amount of any of the NL Notes,
        (ii) to shorten the maturity of, or any date for the payment of any principal of or interest on, any of the NL Notes, (iii) to increase the effective rate of interest or discount on or with respect to any of the NL Notes, (iv) to increase any cost, fee or expense payable by NL Industries or any of its subsidiaries, (v) to add any collateral as security for payment or collection of any of the NL Notes, or (vi) in any other respect that would be materially adverse to NL Industries or any of its subsidiaries, (b) NL Industries shall elect to make any optional redemption or optional prepayment of principal of, interest on or other amount with respect to the NL Notes (or any of such notes) without the prior written consent of the Majority Banks (662/3%), or (c) the Borrower shall voluntarily or involuntarily make a payment of principal of, interest on or other amount with respect to the NL
        Subordinated Loan or the Kronos Subordinated Loan without the prior written consent of the Majority Banks (662/3%); or

18.17 The First Prepayment or any portion thereof or the Second Prepayment or any portion thereof, for any reason, is determined by a court of competent jurisdiction to be void or invalid as a fraudulent transfer, a preference or the like or is otherwise required to be disgorged;

        then unless such an event (an "Event of Default") shall have been cured or waived in accordance with the applicable terms of this Agreement, except for an event under SECTIONS 18.10 or 18.11, the Agent may, and upon instruction of the Majority Banks shall, at any time after the occurrence of such Event of Default by notice in writing to the Borrower, declare that the Loan and all outstanding balances hereunder, together with

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        accrued interest thereon, and all other sums whatsoever payable pursuant to this Agreement and/or any other Loan Document have become immediately due and payable and that the Commitment of any Bank under this Agreement shall have terminated, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived by the Borrower, and exercise any and all other rights or remedies of the Agent and/or the Banks under the Loan Documents or otherwise available under applicable law (none or which rights or remedies are waived). Upon the occurrence of any event in SECTION 18.10 or 18.11 above, the Commitments of the Banks shall automatically terminate and the Loan and all outstanding balances hereunder, accrued interest thereon and all other sums whatsoever payable pursuant to this Agreement and/or any other Loan
        Document   shall   automatically   become  due  and   payable,   without
        presentment, demand, protest or notice of any kind, all of which are expressly waived by the Borrower. The occurrence of an Event of Default shall entitle the Agent and the Banks to enforce their rights and remedies under the Loan Documents and against any Collateral, and otherwise as permitted by applicable law, and the same shall be cumulative, non-exclusive and concurrent against the Borrower, its
        Affiliates  or  any  other   obligated   party  for  payment  of  and/or
        performance under the Loan or any of the Loan Documents, or any part thereof, or against any one or more of them, or against the Collateral, at the sole discretion of the Agent and the Banks, and may be exercised as often as occasion therefor shall arise, it being agreed by the Borrower that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any right, remedy or recourse.

                                       ARTICLE 19.  FEES

19.01 On or before the Second Restatement Date, the Borrower shall pay to the Agent, for distribution amongst the Banks, a closing fee in an amount equal to 1/2 of 1% (one-half of one percent) of the sum of, for each such Bank and as of the Second Restatement Date, the outstanding principal amount of the Term Portion of the Loans of such Bank plus the maximum amount of such Bank's Revolving Commitment (in each case after giving effect to the prepayments and the reduction in the maximum amount of the Revolving Portion to occur on the Second Restatement Date). On or before January 29, 1997, the Borrower shall pay to the Agent, for distribution amongst each of the Banks who consents to this Agreement on or before January 24, 1997, whether or not this Agreement is executed by the Majority Banks, an additional closing fee in an amount equal to 1/10th of 1% (one-tenth of one percent) the sum of, for each such Bank and as of the Second Restatement Date, the outstanding principal amount of the Term Portion of the Loans of such Bank plus the maximum amount of such Bank's Revolving Commitment (in each case after giving effect to the prepayments and the reduction in the maximum amount of the Revolving Portion to occur on the Second Restatement Date). On or before January 29, 1997, the Borrower agrees to pay 40% (forty percent) of the closing fee referred to in the first sentence of this SECTION 19.01 preceding to each of the Banks who consents to this Agreement on or before January 24, 1997, whether or not this Agreement is executed by the Majority Banks.


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19.02   The Borrower shall pay to the Agent for its own account an annual agency fee in Deutsche Mark in the amounts and on the dates stated in the letter dated as of May 30, 1990 to the Agent from the Borrower, as such letter may be amended from time to time. In addition, and in connection with this Agreement, the Borrower shall pay to the Agent for its own account the fees in the amounts and on the dates stated in the letter dated December 30, 1996 to the Agent from the Borrower.

19.03 The Borrower shall pay to the Agent for distribution amongst the Banks pro rata according to each Bank's Revolving Commitment a commitment fee, with respect to the Revolving Portion, equal to one-half of one percent (0.50%) per annum of the average Revolving Portion Availability during the applicable period. Such commitment fee shall be payable, for the period from the First Restatement Date through June 30, 2000, on the last day of each calendar quarter during the term of the First Restated Agreement or this Agreement (commencing December 31, 1993) and on August 15, 2000, and shall be calculated for the actual number of days elapsed on the basis of a 365 (three hundred sixty-five) day year.

19.04 All of the fees paid or payable by the Borrower pursuant to the Original Agreement, the First Restated Agreement, this Agreement and the other Loan Documents shall be nonrefundable.

                               ARTICLE 20.  EXPENSES AND DUTIES

20.01 The Borrower shall reimburse the Agent on demand for all reasonable out-of-pocket charges and expenses incurred by the Agent in connection with the preparation, negotiation and execution of the Original Agreement, the First Restated Agreement, this Agreement and the other Loan Documents (including, without limitation, fees and expenses of legal advisors) and reimburse the Agent on demand for reasonable out-of-pocket charges and expenses in connection with the publication of this transaction. The Borrower shall reimburse the Agent on demand for fees and expenses of legal advisors, financial consultants and other consultants in connection with the preparation, negotiation and execution of the Original Agreement, the First Restated Agreement, this Agreement and the other Loan Documents.

20.02 The Borrower shall reimburse the Agent and the Banks on demand for all reasonable, out-of-pocket charges and expenses (including legal fees) reasonably incurred by them or any of them in, or in connection with, any modification of, the enforcement of, or preservation of rights under the Original Agreement, the First Restated Agreement, this Agreement and the other Loan Documents, provided that prior to an Event of Default the Borrower shall not be obligated to pay the fees and expenses of more than one law firm (unless questions arise under laws of jurisdictions in which the principal firms engaged are not authorized to practice law), and, after an Event of Default, the Borrower shall reimburse the Banks for the fees and expenses of counsel for each such Bank in connection with the modification, enforcement or restructuring of this Agreement and the other Loan Documents, and provided further that the Borrower shall not be obligated to pay under the

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



        Original Agreement, the First Restated Agreement, this Agreement or any of the other Loan Documents losses, costs or expenses arising from or relating to disputes solely among the Agent and the Banks, or losses, costs or expenses of the Agent or any Bank resulting from its gross negligence or wilful misconduct.

20.03 The Borrower shall pay any and all stamp, registration and similar taxes, duties and charges of whatsoever nature (but excluding all Excluded Taxes) which may be payable or determined to be payable on, or in connection with, the execution, registration, notarization, performance or enforcement of the Original Agreement, the First Restated Agreement, this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and the Banks against any and all liabilities with respect to or resulting from delay or omission on the part of the Borrower to pay any such taxes, duties or charges.

20.04 The Borrower shall reimburse the Agent on demand for all reasonable, out-of-pocket charges and expenses (including, without limitation, legal fees and fees of financial consultants and other consultants) reasonably incurred by it in, or in connection with, periodic monitoring and determination of on-going compliance (or non-compliance, as the case may be) with the terms and provisions of this Agreement and the other Loan Documents. The Borrower acknowledges and agrees that, in addition to legal advisors, such consultants may include, without limitation, industry, tax, accounting and environmental consultants.

                             ARTICLE 21.  THE AGENT AND THE BANKS

21.01 Each Bank hereby irrevocably appoints the Agent to act as its agent in connection with this Agreement and the Loan Documents and authorizes the Agent to exercise such rights, remedies, powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the Loan Documents together with all such rights, powers and discretion as are reasonably incidental thereto.

21.02   When acting in connection with the Loan Documents, the Agent may:

        (a) assume that no Default has occurred and that the parties thereto are not in breach or default of their respective obligations thereunder unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have actual knowledge or shall have been notified in writing by a Bank that such Bank considers that a Default exists and is continuing and specifying the nature thereof;

        (b) assume that each Bank's Lending Office is that identified with its signature below and on SCHEDULE 1 until it has received from such Bank written notice designating some other office of such Bank as its Lending Office and continue to act upon such notice until the same is superseded by a further such notice;


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        (c)    subject to the  provisions of SECTION  20.02,  engage and pay for the advice or services of any lawyers, accountants or other experts whose advice or services may to it seem necessary, expedient or desirable and fully rely upon any advice so obtained;

        (d) rely as to any matters of fact which might reasonably be expected to be within the knowledge of the Borrower or any of its Affiliates upon a certificate signed by an officer on behalf of such entity;

        (e) rely upon any communication or document believed by it to be genuine;

        (f) refrain from exercising any right, power or discretion vested in it hereunder unless and until instructed by the Majority Banks as to the manner in which such right, power or discretion should be exercised; and

        (g) refrain from acting in accordance with any instructions of the Majority Banks to begin any legal action or proceeding arising out of or in connection with the Loan Documents until it shall have been indemnified by the Banks to its reasonable satisfaction against any and all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions.

21.03   The Agent shall:

        (a) subject to the provisions of this Agreement, promptly inform each Bank of the contents of any written notice or document received by it from the Borrower hereunder;

        (b) promptly notify each Bank of the occurrence of any Default under this Agreement of which the Agent has received written notice from a Bank pursuant to SECTION 21.02;

        (c) subject to the provisions of this Agreement, act in accordance with any written instructions given to it by the Majority Banks;

        (d) if so instructed by the Majority Banks in writing, refrain from exercising any right, power or discretion vested in it hereunder; and

        (e) administer and service the Loan in accordance with its customary procedures and practices in the administration and servicing of loans of a similar nature made by the Agent, and the Agent shall have the authority to make decisions hereunder in connection with the day-to-day administration and servicing of the Loan, and each Bank shall be bound thereby.

21.04 Neither the Agent nor any of its directors, officers, employees, agents or Affiliates, shall:


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



        (a) be bound to inquire as to the occurrence or otherwise of any Default or Event of Default or as to any failure of the Borrower or any Affiliate duly to perform its obligations hereunder or under the Loan Documents;

        (b) be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

        (c) be bound to disclose to any other Person any information relating to the Borrower or any of the Borrower's Affiliates received by it if such disclosure would or might in the opinion of any of the above Persons constitute a breach of any law or regulation or be otherwise actionable by suit of any Person;

        (d) be under any fiduciary duty towards any Bank or under any obligations other than those for which express provision is made herein;

        (e) be liable for any action taken or omitted to be taken except for their own gross negligence or wilful misconduct; or

        (f) be liable for any error in computing any amount payable to any Bank, provided, that the Agent, the Borrower and any affected Bank, upon discovery of such error, shall make such adjustments as may be required to correct such error.

21.05 Each Bank agrees to indemnify the Agent and its directors, officers, employees, agents and Affiliates to the extent not reimbursed by the Borrower in the proportion of its share in the Loan (or, if no amount is outstanding, its Commitment) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent and its directors, officers, employees, agents or Affiliates in any way relating to or arising out of the First Restated Agreement, this Agreement or any other Loan Documents, or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under ARTICLE 20 but excluding, unless an Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its Agent's agency duties hereunder) or the enforcement of any of the terms of the First Restated Agreement, this Agreement, the Loan Documents or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the Agent's gross negligence or wilful misconduct.

21.06 Each Bank agrees that the Agent shall not be responsible for the accuracy or completeness of any representation made (whether orally or otherwise) herein or in connection herewith, for the proper form, validity, effectiveness, adequacy or enforceability of the Original Agreement, the First Restated Agreement, this Agreement, any Guaranty, the Pledge Agreements, the Nordenham Mortgage, the Canadian Security Documents, the Cash Pledge Agreements or any of the other Loan Documents or for the creditworthiness of the Borrower, any Guarantor, Pledgor, Pledged Subsidiary or any Affiliate of the foregoing

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        entities.  Neither  the  Agent  nor  any  of  its  directors,  officers, employees, agents or Affiliates shall be under any liability for or in respect of any action taken or omitted by any of them in relation to the Original Agreement, the First Restated Agreement, this Agreement, any Guaranty, the Pledge Agreements, the Nordenham Mortgage, the Canadian Security Documents, the Cash Pledge Agreements or any of the other Loan Documents except for their gross negligence or wilful misconduct.

21.07 The Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with the Borrower or any Affiliate, independently of the transactions contemplated herein.

21.08 It is understood and agreed by each Bank that it has been, and will continue to be, solely responsible, without reliance upon the Agent, for making its own independent appraisal of and investigations into the financial condition, creditworthiness and affairs of the Borrower, any Guarantor, the Pledgors, Pledged Subsidiaries and Affiliates of the foregoing entities and the value of the Collateral or the validity, enforceability or genuineness of the Original Agreement, the First Restated Agreement, this Agreement or any of the Loan Documents and accordingly each Bank confirms to the Agent that it has not relied, and will not hereafter rely, on the Agent:

        (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower or any Affiliates, director, officer, employee or agent thereof in connection with the Loan Documents or the transactions therein contemplated whether or not such information has been or is hereafter circulated to such Bank by the Agent; or

        (b) to assess or keep under review on its behalf the financial condition, creditworthiness or affairs of the Borrower or its Affiliates and the value and/or enforceability of the Collateral.

21.09 The Agent may at any time be removed by the Majority Banks upon at least 30 (thirty) days prior written notice to such Agent of such removal but only for cause consisting of gross negligence or wilful misconduct or following a declaration of insolvency by the appropriate regulators. The Agent may at any time resign from the agency upon not less than 45 (forty-five) days' notice to the Banks of its intention to do so and, if any such notice is given by the Agent, the Agent shall, upon the appointment of a successor agent as hereinafter provided for, cease to be under any further obligation as Agent hereunder. Within such period, the Majority Banks may appoint a successor agent with the consent of the Borrower, which consent will not be unreasonably withheld or delayed and if, before the expiry of such notice, such successor agent notifies the parties hereto that it accepts such appointment:

        (a)    each  reference   herein  to  the  "Agent"  shall  thereafter  be
               construed as a reference to the successor agent; and


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        (b)    the  successor  agent  and the  parties  hereto  other  than  the retiring Agent shall thereafter have such rights and obligations inter se as they would have if the successor agent had been named herein as the Agent. If no successor agent, appointed by the Majority Banks, notifies the parties hereto, prior to the expiry of the Agent's notice of its intention to retire from the agency giving rise to the need to appoint the same, of its acceptance of such appointment, the Agent may appoint any experienced and reputable bank having offices in London, Munich, New York City or Luxembourg to be the successor agent and, if it does and such successor agent notifies the parties hereto that it accepts such appointment:

               (i) each reference herein to the "Agent" shall thereafter be construed as a reference to the successor agent so appointed; and

               (ii) the successor agent so appointed upon execution of a counterpart of this Agreement and the parties hereto other than the retiring Agent shall thereafter have such rights and obligations inter se as they would have if the successor agent so appointed had been named herein as the Agent.

               Until the Borrower receives written notice of the appointment of a new Agent, the Borrower shall be entitled to continue to send notices and payments to the previously appointed Agent and otherwise to treat such Agent as the Agent for purposes of this Agreement.

21.10 If any Reference Bank shall be prepaid under this Agreement or shall cease to have any Commitment or after the Second Restatement Date cease to have any principal or interest owing to it hereunder, the Agent may in consultation with the Banks and the Borrower appoint a substitute Reference Bank.

21.11 The provisions of this ARTICLE 21 are solely for the benefit of the Agent and the Banks and neither the Borrower nor any Subsidiary or Affiliate of the Borrower shall have any rights (whether as third party beneficiary or otherwise) except as specifically provided herein.

                                    ARTICLE 22.  NO WAIVER

        No failure to exercise and no delay in exercising on the part of the Agent or any Bank of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or future exercise thereof, or the exercise of any other right, power or privilege. The rights and privileges herein provided are cumulative and not exclusive of any rights or remedies provided by law in equity or otherwise. This Agreement may be amended and any provision of this Agreement may be waived only with the consent of the Majority Banks, provided, however, that no amendment or waiver shall, unless in writing and signed by each Bank affected thereby, do any of the following:

               (1) reduce the principal or the rate of interest payable by the Borrower on any Loan or reduce any fees payable to the Banks under this Agreement;

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               (2)    postpone the date fixed for the payment of principal of or interest on the Loan or any fees to the Banks under this Agreement;

               (3) increase the Commitment of any Bank or subject any Bank to any additional obligation to make Loans; or

               (4)    amend this ARTICLE 22;

provided, further, that no amendment or waiver shall be effected which releases or impairs or otherwise compromises any Collateral or substitutes Collateral without the prior written consent of the Majority Banks (662/3%) other than in the case of the NL Undertaking for which the consent of the Majority Banks shall be required; and provided further that no such amendment or waiver or consent, as the case may be, which has the effect of (i) increasing the duties or obligations of the Agent under this Agreement or of the Agent under any other Loan Document, or (ii) increasing the standard of care or performance required on the part of the Agent under this Agreement or of the Agent under any other Loan Document, or (iii) reducing or eliminating the indemnities or immunities to which the Agent is entitled hereunder (including any amendment or modification of this ARTICLE 22), shall be effective unless the same shall be signed by or on behalf of the Agent.

               ARTICLE 23.  PARTIAL INVALIDITY; CHANGE IN ACCOUNTING PRINCIPLES

23.01 If at any time any provision of this Agreement or other Loan Documents to which the Borrower or any of its Affiliates is a signatory is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability of the remaining provisions under this Agreement or such Loan Document shall not in any way be affected or impaired thereby. Such illegal, invalid or unenforceable provisions shall be replaced by legal, valid and enforceable provisions, the economic and legal effects of which are as close as possible to that of the invalid illegal or unenforceable provisions.

23.02 If any changes in German GAAP or other applicable accounting principles after the First Restatement Date result in a change of the interpretation, calculation or method of calculation of financial covenants, ratios, standards or terms contained in this Agreement (the "Financial Covenants") which is materially different from the interpretation, calculation or method of calculation of the Financial Covenants on the First Restatement Date, the parties hereto agree to enter into negotiations with a view to amending the Financial Covenants so that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same as if such change had not been made.

                            ARTICLE 24.  ASSIGNMENTS, PARTICIPATION

24.01 The Borrower may not assign or transfer all or any of its rights, benefits and obligations under this Agreement without the prior written consent of the Majority Banks (662/3%); provided, however, that nothing in this SECTION 24.01 shall affect the ability of the

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        Borrower to merge or consolidate in accordance with the terms of SECTION
16.10.

24.02   (a)    Notwithstanding  any  other  provision  contained  in  this
               Agreement or any other documents, no Bank may assign or transfer any of its interests under this Agreement except in accordance with the provisions of this SECTION 24.02 and no Bank may transfer, assign or grant participations in its rights and/or delegations under this Agreement except in accordance with this
               SECTION 24.02;  provided,  however,  that nothing in this SECTION
               24.02 or in this  Agreement  shall  prevent,  subject  to SECTION
               24.03, any Bank assigning or granting participations in such Bank's interests under this Agreement to such Bank's parent bank holding company or to any affiliate in which such Bank or parent bank holding company has the power to vote at least 33 1/3% of the voting securities issued by such affiliate for the election of the board of directors (or members of an equivalent governing body), provided, however, that such affiliate assignee may only further assign or subparticipate its interests in Loans pursuant to the terms of this ARTICLE 24 and provided, however, that such affiliate assignee cannot further assign or subparticipate its interests in Loans to any Person which is an affiliate pursuant to the provisions of SECTION 24.02(A).

        (b) Each Bank shall have the right to transfer, assign or grant participations in all or any part of its remaining rights and obligations under this Agreement on the basis and subject to the conditions set forth below in this SUBSECTION 24.02(B).

               (i) Each Bank may assign all or a portion of its rights and obligations under this Agreement to any Person in accordance with the terms of this SECTION 24.02. The parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording, an
                      Assignment and Acceptance substantially in the form of EXHIBIT A together with a processing and recordation fee of DM 1,000 (Deutsche Mark One Thousand). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 5
                      (five) Business Days after the execution thereof (or such earlier date as shall have been agreed to by the assignor Bank, the assignee and the Agent), (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (B) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and
                      Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).


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               (ii)   Each Bank may sell  participations to one or more banks or other financial institutions in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that (A) such Bank shall remain a "Bank" for all purposes of this Agreement and the transferee of such participation shall not constitute a Bank hereunder, (B) such Bank's rights and obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (C) no notice to or filing (including the filing of any registration or similar statement) with any governmental authority or regulatory body is required in connection with any participation, (D) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
                      (E) the Borrower, the Guarantors, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and (F) any agreement pursuant to which any Bank grants a participation in its rights with respect to the Loan shall provide that, with respect to such Loan, such Bank shall retain the sole right and responsibility to exercise the rights of such Bank, and enforce the obligations of the Bor rower relating to such Loan, including without limitation the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Documents and the right to take action to have the Loan declared due and payable pursuant to ARTICLE 18, provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement or any of the other Loan Documents without the consent of the participant that would:

                      (1) reduce the principal or the rate of interest payable by the Borrower on any Loan or reduce any fees payable under this Agreement;

                      (2)    postpone   any  date  fixed  for  the   payment  of
                             principal of or interest on the Loan or any fees under this Agreement;

                      (3) increase the Commitment of any Bank or subject any Bank to any additional obligation to make Loans; or

                      (4) amend ARTICLE 22 or any other provision of this Agreement requiring the consent or other action of all the Banks.

                      No participant shall have any rights under this Agreement to receive payments pursuant to SECTION 11.01 AND 14.01.

24.03 Assignments under this Agreement, including assignments made to an Affiliate of a Bank in accordance with SECTION 24.02(A), are subject to the condition that if, at the time of such assignment, the assignee would be subject to any greater Taxes than those to which

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        the assignor Bank is then subject, or thereafter,  if the assignee would at any time be subject to any greater Taxes than those to which the assignor Bank would at such time have been subject, the assignee Bank shall and does hereby waive any right to claim and receive Taxes and additional amounts payable pursuant to SECTIONS 11.01 AND 14.01 in respect of the excess of the Taxes and additional amounts applicable to it over the Taxes and additional amounts applicable to the assignor Bank.

24.04 By executing and delivering an Assignment and Acceptance, the assignor Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assignor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Loan Documents, the Collateral or any other instrument or document furnished pursuant hereto; (ii) such assignor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Pledgor, any Guarantor or their Affiliates or the performance or observance by the Borrower or any such Pledgor, Guarantor or Affiliate of any of its obligations under this Agreement, other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in SECTION 15.11 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assignor Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any of the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

24.05 The Agent shall maintain at its address referred to below a copy of each Assignment and Acceptance delivered to and accepted by it and records of the names and addresses of the Banks and the Commitment (including the Revolving Commitment) of, and principal amount of the Loan (including each portion thereof) owing to, each Bank from time to time. The entries in such records shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in such records as a Bank hereunder for all purposes of this Agreement. The records shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

24.06 Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee, the Agent shall, if such Assignment and Acceptance has been completed and is

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        in substantially  the form of EXHIBIT A hereto,  as the case may be, (i)
        accept such Assignment and Acceptance, (ii) record the information contained therein, and (iii) give prompt notice thereof to the Borrower.

24.07 Each of the Agent and each Bank which is a signatory to this Agreement shall execute a Confidentiality Agreement in the form of EXHIBIT S attached hereto on or prior to the date of its execution of this Agreement. Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
        ARTICLE 24 disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or its Affiliates furnished to such Bank by or on behalf of the Borrower or its Affiliates; provided that, prior to the disclosure of confidential information concerning the Borrower or its Affiliates, the assignee or participant or proposed assignee or participant shall execute and deliver to the Borrower a Confidentiality Agreement in the form of EXHIBIT S.

                                     ARTICLE 25.  LANGUAGE

        Each document, instrument, certificate and statement referred to herein or to be delivered hereunder shall, if not in the English language, be accompanied by an English translation thereof. In the case of conflict between any original document not in the English language and the English translation thereof, the language of the original document shall prevail.

                                     ARTICLE 26.  NOTICES

        Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or first class prepaid mail (airmail if to an address in a foreign country from the party writing) and shall be deemed to have been given when delivered in person or by courier service, upon transmission of a telecopy or telex or four (4) days after deposit in the mail (registered, with postage prepaid and properly addressed). Notices to Agent shall not be effective until received by the Agent. For the purposes hereof, the addresses of the parties hereto (until 15 (fifteen) days' prior written notice of a change thereof is delivered as provided in this
ARTICLE 26) shall be as set forth below each party's name on the signature pages hereof.

                          ARTICLE 27.  LIMITATION ON SPECIAL DAMAGES

        EACH OF THE BORROWER AND KRONOS TITAN HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, SUFFERED BY THE BORROWER OR ANY AFFILIATE, IN CONNECTION WITH ANY CLAIM (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT AND/OR ANY OTHER LOAN DOCUMENTS, WHETHER SUCH CLAIM IS ASSERTED BEFORE OR AFTER REPAYMENT IN FULL OF ALL OF THE BORROWER'S AND/OR KRONOS TITAN'S OBLIGATIONS.


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                 ARTICLE 28.  APPLICABLE LAW; JURISDICTION; SERVICE OF PROCESS

        THIS AGREEMENT, AND THE RELATIONSHIP OF THE PARTIES ESTABLISHED BY THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF GERMANY. EACH OF THE BORROWER AND KRONOS TITAN HEREBY AGREES THAT ALL CLAIMS OR SUITS OF ANY NATURE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES ESTABLISHED BY THIS AGREEMENT SHALL BE RESOLVED EXCLUSIVELY BEFORE THE LANDGERICHT MUENCHEN I (COURT OF MUNICH), IN GERMANY, AND EACH OF THE BORROWER AND KRONOS TITAN HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SAID COURT. NOTHING IN THIS ARTICLE 28 SHALL AFFECT (I) THE RIGHT OF THE AGENT AND THE BANKS TO BRING AN ACTION OR PROCEEDING AGAINST THE BORROWER OR KRONOS TITAN OR ANY OF ITS PROPERTIES OR AGAINST ANY OF ITS SUBSIDIARIES IN THE COURT OF ANY OTHER JURISDICTION OR (II) THE RIGHT OF THE BORROWER OR KRONOS TITAN TO BRING AN ACTION OR PROCEEDING AGAINST THE AGENT OR THE BANKS ARISING UNDER ANY CONFIDENTIALITY AGREEMENT EXECUTED PURSUANT TO SECTION 24.07. The Borrower, in connection with the Original Agreement, and pursuant to a Form of Designation of Process Agent dated May 30, 1990, designated, appointed and empowered Dr. Wienand Meilicke, with offices at Poppelsdorfer Allee 106, 5300 Bonn 1, Germany, as its designee, appointee and agent to secure, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Borrower hereby ratifies and confirms such designation, appointment and empowerment, and hereby agrees to appoint a substitute person upon the death or removal of Dr. Meilicke pursuant to a designation substantially identical to that previously delivered to the Agent or otherwise in form and substance reasonably satisfactory to the Agent.

                                   ARTICLE 29.  COUNTERPARTS

        This Agreement may be executed and delivered in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same instrument and shall become effective when copies thereof, bearing the signatures of each of the parties hereto, shall have been received by the Agent and the Borrower.

                                ARTICLE 30.  FURTHER ASSURANCES

        In addition to the acts recited herein and contemplated to be performed, executed and/or delivered by the Borrower, the Borrower hereby agrees, at any time, and from time to time, to perform, execute and/or deliver to the Agent upon request, any and all such further acts, additional agreements, documents and instruments (including, without limitation, estoppel certificates stating that the Loan is in full force and effect and that there are no defenses, counterclaims or offsets thereto), or further assurances as may be necessary or proper to assure the rights and remedies intended to be granted or conveyed to the Agent and the Banks under this

Agreement or any of the other Loan Documents; and create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents.

                                   ARTICLE 31.  CONSTRUCTION

        The terms and provisions of this Agreement and the wording used herein shall in all cases be interpreted and construed simply in accordance with their fair meanings and not strictly for or against any party hereto.

                                 ARTICLE 32.  ENTIRE AGREEMENT

        This Agreement and the other Loan Documents constitute the entire agreement with respect to the matters set forth herein and therein, and all prior negotiations, drafts and other writings that do not constitute a part of the Loan Documents but which relate to the subject matter of this Agreement or the other Loan Documents are merged herein and therein and are superseded, nullified and canceled by this Agreement and the other Loan Documents; provided, however, that the Original Agreement shall remain in effect as to the period from May 30, 1990 to the First Restatement Date and the First Restated Agreement shall remain in effect as to the period from the First Restatement Date to the Second Restatement Date. This Agreement shall become effective as of the Second Restatement Date when executed by the Borrower, Kronos Titan, the Agent and the Majority Banks and, if and when so executed, shall constitute an amendment and restatement of the First Restated Agreement.

                      ARTICLE 33.  SURVIVAL OF WARRANTIES AND AGREEMENTS

        All statements contained in this Agreement or any of the other Loan Documents, or any certificate, financial statement or other written material delivered by the Borrower to the Agent or the Banks pursuant to or in connection with this Agreement or any other Loan Document shall constitute representations and warranties made under this Agreement. All agreements, representations and warranties made herein shall survive, and shall not be waived by, the execution and delivery of this Agreement and the other Loan Documents, and any investigation by the Agent or any Bank. The obligations of the Borrower under ARTICLES 11, 12, 14, 19 and 20 shall survive, and not be waived by, the repayment of Borrower's obligations under this Agreement.

                           ARTICLE 34.  NO THIRD PARTY BENEFICIARIES

        The covenants contained herein and in all other Loan Documents to be kept by Borrower and/or Kronos Titan or the Agent and the Banks are intended solely for the benefit of the Borrower, the Agent and the Banks, respectively, and are not intended for the benefit of any other Person. No Person other than Borrower may compel the disbursement of Loans hereunder. No provisions in this Agreement or actions taken by the Agent or the Banks under this Agreement shall be construed as an assumption of any undertaking to protect third parties and all such provisions and actions are solely for the protection of the Agent and the Banks.

                                   ARTICLE 35.  NO NOVATION

        This Agreement shall not result in or be deemed to be a novation of the Loan or any portion thereof. Without limiting the generality of the foregoing, the division of the Loan into the Term Portion and the Revolving Portion, and the division of the Revolving Portion into the Kronos Titan Revolving Portion and the portion that is not the Kronos Titan Revolving Portion, shall not result in or be deemed to be a repayment or an extinguishment of any portion of the Loan.

                                  ARTICLE 36.  MISCELLANEOUS

36.01 The parties hereto agree that a matter that is not a breach of the representation set forth in SECTION 15.21(E) shall not be, or be claimed to be, a breach of the representation set forth in SECTION 15.21(A).

36.02 The Banks hereby agree that the consummation of the Kronos (US)/Kronos Flip shall not, in and of itself, be deemed to result in a "Kronos MAC" as such term is defined in the Original Agreement.

36.03 Subject to the Borrower's compliance with Section 8.01(a) and the other terms of this Agreement, the Agent shall have the authority and obligation to release any Collateral (a) consisting of the Stock of any Pledged Subsidiary, which Stock is transferred to another Subsidiary with the approval of the Majority Banks pursuant to Section 16.09(f) (except to the extent that such approval is conditioned upon there not being a release of such Collateral), (b) consisting of the Stock of any Pledged Subsidiary that is a party to a merger permitted by (and approved in accordance with, if applicable) Section 16.10 if (i) such Pledged Subsidiary is not the surviving entity in such merger, (ii) such release occurs concurrently with or after such merger and (iii) concurrently with such release, the Agent (on behalf of the Banks) receives a valid and enforceable first priority perfected security interest in the Stock of the entity surviving such merger, and (c) consisting of all of the issued and outstanding Stock of any Pledged Subsidiary owned by the Borrower if (i) such Stock is sold, in compliance with this Agreement, to a Person who is not an Affiliate of the Borrower for an amount equal to or greater than its fair market value and (ii) all Net Proceeds from such sale shall be, promptly upon the occurrence of such sale and concurrently with such release, applied, first, as a prepayment of the principal of the Loan in the manner stated in Section 8.01(b), second (if any such Net Proceeds remain after all principal of the Loan is paid in full) to interest accrued and unpaid on the Loan and, third (if any such Net Proceeds remain after all interest accrued on the Loan is paid in full), to pay any additional amounts due and owing to the Agent and/or any Bank under the Loan Documents.

36.04 If and to the extent that such approval is necessary, the Banks hereby approve consummation of the following transactions:

        (a) the cross-licensing and transfer of technology between the "Kronos Group" and the "Tioxide Group", and the licensing of technology to the joint venture that will acquire the plant of Kronos Louisiana, Inc., pursuant to that certain Master
               Technology Exchange Agreement dated October 15, 1993 among Kronos, the Borrower, Kronos Louisiana, Inc., Tioxide Group Limited and Tioxide Group
               Services Limited;

        (b)    the  execution  of an amendment  to that  certain  Trademark  Use
               Agreement among Kronos (US), Kronos, Kronos Titan and Kronos Titan A/S dated as of May 30, 1990 to take account of the assignment of trademarks from Kronos (US) to Kronos;

        (c) the execution of an amendment to that certain License Agreement between Kronos and Kronos Titan A/S dated as of October 1, 1966, pursuant to which the royalty rate payable by Kronos Titan A/S to Kronos is reduced from 7% to 5% of annual net sales; and

        (d) the execution of supplementary agreements dated as of December 27, 1990 and July 16, 1991 implementing the mechanism for paragraphs II.G and II.H of the Amended and Restated Technology Transfer and License Agreement between Kronos and Kronos Titan dated as of May 30, 1990.

        IN WITNESS WHEREOF the hands of the duly authorized representatives of the parties hereto the day and year first before written.

THE BORROWER                                KRONOS INTERNATIONAL, INC.


                                            By:    /s/ E. Gaertner
                                            Name:  E. Gaertner
                                            Title: President


                                            By:    /s/ V. Roth
                                            Name:  V. Roth
                                            Title: Vice President/Controller

                              Address for Notices:

                                            Peschstrasse 5
                                            51373 Leverkusen 1
                                            Germany
                                            Attention:  Volker Roth
                                            Telefax:      0214-42150

                                            Copy to:

                                            NL Industries, Inc.
                                            70 East 55th Street
                                            New York, New York 10022
                                            Attention: Susan E. Alderton
                                            Telefax: 212-421-7209

        The undersigned, Kronos Titan - GmbH, executes this Agreement for the limited purposes of agreeing to all of the terms and provisions contained in this Agreement in any way relating to or in connection with (a) the Kronos Titan Revolving Portion, including, without limitation, the borrowing of the Kronos Titan Revolving Portion and the repayment of the principal of the Kronos Titan Revolving Portion, the payment of interest accrued on such principal and the payment of all fees accrued with respect to the Kronos Titan Revolving Portion in accordance with SECTION 2.04, ARTICLE 8 and SECTION 19.03 and (b) ARTICLES 27 and 28.

KRONOS TITAN                                KRONOS TITAN - GMBH


                                            By:    /s/ E. Gaertner
                                            Name:  E. Gaertner
                                            Title: Company Manager


                                            By:
                                            Name:
                                            Title:

                              Address for Notices:

                                            51373 Leverkusen 1
                                            Germany
                                            Attention:  Volker Roth
                                            Telefax:      0214-42150

                                            Copy to:

                                            NL Industries, Inc.
                                            70 East 55th Street
                                            New York, New York 10022
                                            Attention: Susan E. Alderton
                                            Telefax: 212-421-7209

THE AGENT AND A BANK                HYPOBANK INTERNATIONAL S.A.


                                    By:    /s/ Michael Bisch
                                    Name:  Michael Bisch
                                    Title: Charge de Service



                                    By:    /s/ Erwin Moos
                                    Name:  Erwin Moos
                                    Title: Vice President

                                    Address for Notices:

                                    4, rue Alphonse Weicker
                                    L-2099 Luxembourg
                                    Attention:     Michael Bisch
                                    Phone:         011-352-4272-2151
                                    Fax:           011-352-4272-4510

                                    Lending Office:

                                    4, rue Alphonse Weicker
                                    L-2099 Luxembourg
                                    Attention:     Michael Bisch
                                    Phone:         011-352-4272-2151
                                    Fax:           011-352-4272-4510

                                            ABN-AMRO BANK (DEUTSCHLAND) AG
                                            NIEDERLASSUNG DUESSELDORF


                                            By:
                                                   Volker Haubrich
                                            Title:


                                            By:
                                                   Roland Lukas
                                            Title:

                              ADDRESS FOR NOTICES:

                                            Berliner Allee 41
                                            D-40212 Duesseldorf
                                            Attention:    Volker Haubrich
                                                          Roland Lukas
                                            Phone:        49-211-8770-117
                                            Fax:          49-211-8770-125

                                 LENDING OFFICE:

                                            Berliner Allee 41
                                            D-40212 Duesseldorf
                                            Attention:    Volker Haubrich
                                                          Roland Lukas
                                            Phone:        49-211-8770-117
                                            Fax:          49-211-8770-125

                                    ARAB BANKING CORPORATION B.S.C.


                                    By:    /s/ Wahid O. Bugaighis
                                    Name:  Wahid O. Bugaighis
                                    Title: Fist Vice President


                                    By:    /s/ Stephen A. Plauche
                                    Name:  Stephen A. Plauche
                                    Title: Vice President


                      ADDRESS FOR NOTICES:

                                    277 Park Avenue, 32nd Floor
                                    New York, New York 10172
                                    Attention:    R. Hassan/Susan Williams
                                    Phone:        212-583-4770/71
                                    Fax:          212-583-0921/32

                         LENDING OFFICE:

                                    Arab Banking Corporation (B.S.C.)
                                    Grand Cayman Branch
                                    c/o 277 Park Avenue, 32nd Floor
                                    New York, New York 10172
                                    Attention:    R. Hassan/Susan Williams
                                    Phone:        212-583-4770/71
                                    Fax:          212-583-0921/32

                                            BAHRAIN MIDDLE EAST BANK E.C.


                                            By:    /s/ Albert I. Kittaneh
                                            Name:  Albert I. Kittaneh
                                            Title: Chief Executive

                              ADDRESS FOR NOTICES:

                                            BMB Centre, Diplomatic Area
                                            P. O. Box 797
                                            Manama, Bahrain
                                            Attention:    K.S. Ganesh
                                                          Vice President
                                            Phone:        973-528138
                                            Fax:          973-536312

                                 LENDING OFFICE:

                                            BMB Center, Diplomatic Area
                                            P. O.Box 797
                                            Manama, Bahrain
                                            Attention:    K.S. Ganesh
                                                          Vice President
                                            Phone:        973-528138
                                            Fax:          973-536312

                                BANK HAPOALIM BM


                                            By:    /s/ Conrad Wager
                                            Name:  Conrad Wagner
                                            Title: First Vice President


                                            By:    /s/ Shaun Breidbart
                                            Name:  Shaun Breidbart
                                            Title: Assistant Vice President

                              ADDRESS FOR NOTICES:

                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:    Conrad Wagner
                                            Phone:        212-782-2176
                                            Fax:          212-782-2187

                                 LENDING OFFICE:

                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:    Conrad Wagner
                                            Phone:        212-782-2176
                                            Fax:          212-782-2187

                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION


                                            By:    /s/ A. G. Tucker
                                            Name:  A. G. Tucker
                                            Title: Vice President

                              ADDRESS FOR NOTICES:

                                            1, Alie Street
                                            London EC1 8DE
                                            England
                                            Attention:    A. G. Tucker
                                            Phone:        44-171-634-4728
                                            Fax:          44-171-634-4968

                                 LENDING OFFICE:

                                            1, Alie Street
                                            London EC1 8DE
                                            Attention: A. G. Tucker
                                            Phone: 44-171-634-4728
                                            Fax: 44-171-634-4968

                                 BANK OF MONTREAL


                                 By:    /s/ Michael J. Solski
                                 Name:  Michael J. Solski
                                 Title: Director

                   ADDRESS FOR NOTICES:

                                 115 South LaSalle Street, 11th Floor
                                 Chicago, Illinois 60603
                                 Attention:    Farid Ali
                                 Phone:        312-750-3727
                                 Fax:          312-750-3798

                      LENDING OFFICE:

                                 Corporate and Institutional Financial Services 24th Floor, First Bank Tower
                                 First Canadian Place, P. O. Box 1
                                 Toronto, Ontario M5X 1A1
                                 Attention:    Michael J. Solski
                                 Phone:        416-867-6968
                                 Fax:          417-867-6366

                                            BANK OF SCOTLAND


                                            By:    /s/ Catherine M. Oniffrey
                                            Name:  Catherine M. Oniffrey
                                            Title: Vice President

                              ADDRESS FOR NOTICES:

                                            565 Fifth Avenue, 5th Floor
                                            New York, New York 10017
                                            Attention:    Catherine M. Oniffrey
                                            Fax:          212-557-9460

                                 WITH A COPY TO:

                                            Bank of Scotland
                                            Houston Representative Office
                                            1750 Two Allen Center
                                            1200 Smith Street
                                            Houston, Texas 77002
                                            Attention:    Justin M. Alexander
                                            Phone:        713-651-1870
                                            Fax:          713-651-9714

                                 LENDING OFFICE:

                                            Bank of Scotland
                                            Grand Cayman Branch
                                            565 Fifth Avenue, 5th Floor
                                            New York, New York 10017
                                            Attention:    Catherine M. Oniffrey
                                            Fax:          212-557-9460

                                   BANKERS TRUST COMPANY


                                   By:     /s/ Michael Dent
                                   Name:   M. Dent
                                   Title:  Managing Director

                     ADDRESS FOR NOTICES:

                                   1 Appold Street, Broadgate
                                   London EC2A 2HE
                                   Attention:    Simon Alloway/Robert Foulston
                                   Phone:        44-171-982-3302
                                   Fax:          44-171-982-1902

                        LENDING OFFICE:

                                   1 Appold Street, Broadgate
                                   London EC2A 2HE
                                   Attention:    Simon Alloway/Robert Foulston
                                   Phone:        44-171-982-3302
                                   Fax:          44-171-982-5833

                                        BANQUE ET CAISSE D'EPARGNE DE L'ETAT,
                                        LUXEMBOURG


                                        By:    /s/ John Dhur
                                        Name:  John Dhur
                                        Title: Sous Director

                          ADDRESS FOR NOTICES:

                                        1, place de Metz
                                        L-2954 Luxembourg
                                        Attention:    Jean Pierre Thein
                                        Phone:        352-4015-4337
                                        Fax:          352-4015-4284

                             LENDING OFFICE:

                                        1, place de Metz
                                        L-2954 Luxembourg
                                        Attention:    Jean Pierre Thein
                                        Phone:        352-4015-4337
                                        Fax:          352-4015-4284

                                       BANQUE INDOSUEZ


                                       By:    /s/ Jerome Sanzo
                                       Name:  Jerome Sanzo
                                       Title: First Vice President


                                       By:    /s/ Jaime Silver
                                       Name:  Jaime Silver
                                       Title: Vice President

                         ADDRESS FOR NOTICES:

                                       1211 Avenue of the Americas
                                       New York, New York 10036
                                       Attention:    Jaime Silver/Raymond Wright
                                       Phone:        212-278-2544
                                       Fax:          212-278-2759

                            LENDING OFFICE:

                                       1211 Avenue of the Americas
                                       New York, New York 10036
                                       Attention:    Raymond Wright
                                                     Loan Department
                                       Phone:        212-278-2000
                                       Fax:          212-278-2502

                                      BANQUE INTERNATIONALE A LUXEMBOURG
                                      S.A.


                                      By:     /s/ Yves Lahaye
                                      Name:   Yves Lahaye
                                      Title:  Vice President

                                      By:     /s/ Claude Lehnertz
                                      Name:   Claude Lehnertz
                                      Title:  Vice President

                        ADDRESS FOR NOTICES:

                                      69, route d'Esch
                                      L-2953 Luxembourg
                                      Attention:    Guy Denys/Simon Hauxwell
                                      Phone:        352-4590-2564
                                      Fax:          352-4590-3855

                        LENDING OFFICE:

                                      69, route d'Esch
                                      L-2953 Luxembourg
                                      Attention:    Guy Denys/Simon Hauxwell
                                      Phone:        352-4590-2564
                                      Fax:          352-4590-3855

                                            CHRISTIANIA BANK OG KREDITKASSE ASA


                                            By:    /s/ Stein H. Offenberg
                                            Name:  Stein H. Offenberg
                                            Title: Senior Vice President

                              ADDRESS FOR NOTICES:

                                            P. O. Box 1166 Sentrum
                                            N-0107 Oslo
                                            Norway
                                            Attention:    Stein H. Offenberg
                                            Phone:        47-22-48-69-59
                                            Fax:          47-22-56-40-83

                                 WITH A COPY TO:

                                            International Loan Administration
                                            P. O. Box 1166 Sentrum
                                            N-0107 Oslo
                                            Norway
                                            Attention:    Aud Sandnes
                                            Phone:        47-22-48-47-26
                                            Fax:          47-22-48-54-97

                                 LENDING OFFICE:

                                            P. O. Box 1166 Sentrum
                                            N-0107 Oslo
                                            Norway
                                            Attention:    Stein H. Offenberg
                                            Phone:        47-22-48-69-59
                                            Fax:          47-22-56-40-83

                                            DLJ CAPITAL FUNDING, INC.


                                            By:    /s/ Stephen P. Hickey
                                            Name:  Stephen P. Hickey
                                            Title: Managing Director

                              ADDRESS FOR NOTICES:

                                            525 Washington Boulevard
                                            Newport Tower
                                            Jersey City, NJ 07310
                                            Attention:    Ed Vowinkel
                                            Phone:        201-610-1971
                                            Fax:          201-610-1965

                                 WITH A COPY TO:

                                            c/o DLJ International
                                            Moorgate Hall, 155 Moorgate
                                            London, EC 2M 6XB
                                            Attention:    Pam Carter
                                            Phone:        44-171-628-0869
                                            Fax:          44-171-814-7224

                                            and

                                            DLJ Capital Funding, Inc.
                                            277 Park Avenue, 9th Floor
                                            New York, New York 10172
                                            Attention:    Mr. Donald Pollard
                                            Phone:        212-892-5475
                                            Fax:          212-892-5286

                                 LENDING OFFICE:

                                            525 Washington Boulevard
                                            Newport Tower
                                            Jersey City, NJ 07310
                                            Attention:    Ed Vowinkel
                                            Phone:        201-610-1971
                                            Fax:          201-610-1965

                                      FUJI BANK (LUXEMBOURG) S.A.


                                      By:    /s/ Tadashi Omiya
                                      Name:  Tadashi Omiya
                                      Title: Managing Director

                        ADDRESS FOR NOTICES:

                                      29, Avenue de la Porte Neuve
                                      2227 Luxembourg
                                      Attention:    Loan Department
                                      Phone:        352-474-681
                                      Fax:          352-474-688

                           WITH A COPY TO:

                                      The Fuji Bank, Limited
                                      One Houston Center, Suite 4100
                                      1221 McKinney Street
                                      Houston, Texas 77010
                                      Attention:    Philip C. Lauinger, III
                                      Phone:        713-650-7852
                                      Fax:          713-759-0048

                           LENDING OFFICE:

                                      29, Avenue de la Porte Neuve
                                      2227 Luxembourg
                                      Attention:    Loan Department
                                      Phone:        352-474-681
                                      Fax:          352-474-688

                                       IBJ SCHRODER BANK & TRUST COMPANY


                                       By:    /s/ Frederik W. Aase
                                       Name:  Frederik W. Aase
                                       Title: Vice President



                                       By:
                                       Name:
                                       Title:

                              ADDRESS FOR NOTICES:

                                       Grand Cayman Branch
                                       One State Street
                                       New York, New York 10004
                                       Attention: Frank DeLillo/Frederik W. Aase
                                       Phone: 212-858-2786
                                       Fax: 212-858-2115

                                 LENDING OFFICE:

                                       Grand Cayman Branch
                                       One State Street
                                       New York, New York 10004
                                       Attention: Frank DeLillo/Frederik W. Aase
                                       Phone: 212-858-2786
                                       Fax: 212-858-2222

                               MERITA BANK LTD.


                               By:    /s/ Esa Tuomi
                               Name:  Esa Tuomi
                               Title: Vice President

                               By:    /s/ Aimo Vitie
                               Name:  Aimo Vitie
                               Title: Vice President

                 ADDRESS FOR NOTICES:

                               2627 International Credits
                               FIN-00020 Merita
                               Attention:    Pirkko Relander/Borje Lindblom
                               Phone:        358-9-165-55590
                               Fax:          358-9-165-52820

                    LENDING OFFICE:

                               2627 International Credits
                               FIN-00020 Merita
                               Attention:    Pirkko Relander/Borje Lindblom
                               Phone:        358-9-165-55590
                               Fax:          358-9-165-52820

                                            SCHRODER MUENCHMEYER HENGST & CO.


                                            By:    /s/ Thomas W. Benger
                                            Name:  Thomsa W. Benger
                                            Title:


                                            By:    /s/ David E. Watson
                                            Name:  David E. Watson
                                            Title:

                              ADDRESS FOR NOTICES:

                                            Friedensstrasse 6-10
                                            D-60311 Frankfurt am Main
                                            Attention:    Thomas W. Benger
                                            Phone:        49-69-2179-562
                                            Fax:          49-69-2179-591

                                 LENDING OFFICE:


                                            Friedensstrasse 6-10
                                            D-60311 Frankfurt am Main
                                            Attention:    Thomas W. Benger
                                            Phone:        49-69-2179-562
                                            Fax:          49-69-2179-591

                                            SWISS BANK CORPORATION
                                            New York and Cayman Islands Branches


                                            By:    /s/ Nicolas T Erni
                                            Name:  Nicolas T. Erni
                                            Title: Director


                                            By:    /s/ William A. Roche
                                            Name:  William A. Roche
                                            Title: Restructuring

                              ADDRESS FOR NOTICES:

                                            New York and Cayman Islands Branches
                                            222 Broadway
                                            New York, New York 10038
                                            Attention:    Elizabeth Burnett
                                            Phone:        212-574-3000
                                            Fax:          212-574-3162

                                 LENDING OFFICE:

                                            New York and Cayman Islands Branches
                                            222 Broadway
                                            New York, New York 10038
                                            Attention:    Nicolas T. Erni
                                            Phone:        212-574-3443
                                            Fax:          212-574-3162

                                   THE BANK OF NOVA SCOTIA


                                   By:    /s/ R. A. Millard
                                   Name:  R. A. Millard
                                   Title: Relationship Manager

                     ADDRESS FOR NOTICES:

                                   1100 Louisiana Street
                                   Houston, Texas 77002
                                   Attention:    Bryan Bulawa
                                   Phone:        713-752-0900
                                   Fax:          713-752-2425

                        LENDING OFFICE:

                                   Scotia House
                                   33 Finsbury Square
                                   London EC2A 1BB
                                   Attention:    R. A. Millard/J.W. Stevens
                                   Phone:        44-171-454-5758
                                   Fax:          44-171-454-9019

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                                            THE CHUO TRUST AND BANKING CO., LTD.


                                            By:    /s/ Mr. Y. Ueda
                                            Name:  Mr. Y. Ueda
                                            Title: Deputy General Manager

                              ADDRESS FOR NOTICES:

                                            Woolgate House
                                            Coleman Street
                                            London EC2R 5AT
                                            Attention:    Paul Glynn/R. Weir
                                            Phone:        44-171-726-6050
                                            Fax:          44-171-606-8061

                                 LENDING OFFICE:

                                 Woolgate House
                                 Coleman Street
                                 London EC2R 5AT
                                            Attention:    Paul Glynn/R. Weir
                                            Phone:        44-171-726-6050
                                            Fax:          44-171-606-8061

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                                          SCHEDULE 1

SCHEDULE 2

INDEBTEDNESS

SCHEDULE 3

LIENS

SCHEDULE 4

CERTAIN LEGAL MATTERS

SCHEDULE 5

LITIGATION

SCHEDULE 6

ERISA AND NON-U.S. EMPLOYEE PLANS

SCHEDULE 7

SUBSIDIARIES

SCHEDULE 8

LICENSE AGREEMENTS AND INTELLECTUAL PROPERTY RIGHTS

SCHEDULE 9

AFFILIATE TRANSACTIONS

SCHEDULE 10

INSURANCE

SCHEDULE 11

TAX INFORMATION

SCHEDULE 12

CERTAIN LOAN AGREEMENTS

SCHEDULE 13

CERTAIN MATERIAL ASSETS

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

EXHIBIT B

FORM OF MIRROR NOTES

EXHIBIT C

SUBORDINATED LOAN DOCUMENTS

EXHIBIT D

FORMS OF AMENDMENTS AND/OR REAFFIRMATIONS
OF PLEDGE AGREEMENTS

EXHIBIT E

FORMS OF AMENDMENTS AND/OR
REAFFIRMATIONS OF GUARANTIES

EXHIBIT F

FORM OF SECOND AMENDED AND RESTATED TECHNOLOGY
AND TRADEMARK UNDERTAKING

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EXHIBIT G

FORM OF AMENDMENT AND/OR REAFFIRMATION OF
SUBORDINATION AND CONTRIBUTION AGREEMENT

EXHIBIT H

FORM OF SECOND AMENDED AND
RESTATED LIQUIDITY UNDERTAKING

EXHIBIT I

FORM OF ACKNOWLEDGMENT OF LIMITATION
OF SPECIAL DAMAGES

EXHIBIT J

FORM OF NL GUARANTY

EXHIBIT K

FORM OF CANADIAN SECURITY DOCUMENTS

EXHIBIT L

FORM OF NORDENHAM MORTGAGE

EXHIBIT M

FORMS OF CASH PLEDGE
AGREEMENTS OF THE BORROWER

EXHIBIT N

FORMS OF CASH PLEDGE AGREEMENTS
OF THE CANADIAN SUBSIDIARIES

EXHIBIT O

FORM OF SOLVENCY CERTIFICATE

EXHIBIT P

FORM OF NOTICE OF BORROWING

EXHIBIT Q

FORM OF CERTIFICATE OF CHIEF FINANCIAL OFFICER
OF BORROWER AS TO ANNUAL FINANCIAL STATEMENTS

EXHIBIT R

FORM OF CERTIFICATE OF CHIEF FINANCIAL OFFICER OF
BORROWER AS TO QUARTERLY FINANCIAL STATEMENTS

EXHIBIT S

FORM OF CONFIDENTIALITY AGREEMENT

                                             183

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